UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2015 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth.”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis was the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29 granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

July 30, 2015 (continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	0.66%
Barclays U.S. Aggregate Index	-0.10%

Net Assets as of 6/30/2015	$210,722,621
Duration as of 6/30/2015	4.98 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

The performance of bond markets was mixed during the first half of the year. U.S. Treasury bonds continued to prove attractive to investors and high-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply and concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the reporting period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the U.S. Federal Reserve.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio outperformed the Barclays U.S. Aggregate Index (the “Benchmark”) for the six month period ending June 30, 2015.

The Portfolio’s shorter duration and positioning on the yield curve contributed to performance relative to the Benchmark. Compared with the Benchmark, the Portfolio was overweight in the 5-10 year part of the yield curve and underweight in the 20-plus year portion of the curve. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

The Portfolio’s underweight position and security selection in the credit market was a slight contributor to relative performance during the first half of 2015. The Portfolio’s allocation and security selection in the mortgage-backed securities sector also contributed to relative performance.

The Portfolio’s underweight position in U.S. Treasury bonds was neutral to performance as was its exposure to the asset-backed securities and commercial mortgage-backed securities.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believe to be a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value.

The Portfolio remained underweight in U.S. Treasury securities, underweight in corporate credit debt and overweight in securitized sectors including asset-backed, commercial-backed, and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio continued to be overweight in the intermediate part of the yield curve (5 to 10 year maturities) as the Portfolio’s managers believed that this had the most attractive risk/reward profile and its steepness would benefit the Portfolio as securities roll-down the yield curve. The Portfolio maintained a shorter duration posture versus the Benchmark during the six month period.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	28.8%
Collateralized Mortgage Obligations	20.3
Corporate Bonds	15.8
U.S. Government Agency Securities	13.8
Mortgage Pass-Through Securities	9.8
Asset-Backed Securities	4.5
Commercial Mortgage-Backed Securities	2.0
Others (each less than 1.0%)	0.6
Short-Term Investment	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTHS*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	0.66%	2.39%	3.80%	4.69%
CLASS 2 SHARES	August 16, 2006	0.49	2.15	3.53	4.47

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from June 30, 2005 to June 30, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 4.5%
159,951	Ally Auto Receivables Trust, Series 2013-2, Class A3, 0.790%, 01/15/18	160,031
	American Credit Acceptance Receivables Trust,
73,784	Series 2014-2, Class A, 0.990%, 10/10/17 (e)	73,727
134,000	Series 2015-2, Class A, 1.570%, 06/12/19 (e)	133,889
250,000	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	250,000
99,590	B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	99,062
100,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	99,661
17,362	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.557%, 04/25/36	16,614
500,000	CAM Mortgage LLC, Series 2015-1, Class A, SUB, 3.500%, 07/15/64 (e)	500,000
	CarFinance Capital Auto Trust,
77,373	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	77,271
135,194	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	134,942
	CarMax Auto Owner Trust,
62,000	Series 2013-4, Class A3, 0.800%, 07/16/18	61,996
55,000	Series 2013-4, Class A4, 1.280%, 05/15/19	55,056
83,054	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	84,851
200,000	CPS Auto Trust, Series 2015-B, Class A, 1.650%, 11/15/19 (e)	200,071
8,989	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.486%, 02/15/34	8,055
	CWABS, Inc. Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.747%, 04/25/34	987
86,511	Series 2004-1, Class M1, VAR, 0.937%, 03/25/34	82,519
11,146	Series 2004-1, Class M2, VAR, 1.012%, 03/25/34	10,286
163,000	Drive Auto Receivables Trust, Series 2015-BA, Class B, 2.120%, 06/17/19 (e)	163,412
	Exeter Automobile Receivables Trust,
52,935	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	52,856
128,475	Series 2014-3A, Class A, 1.320%, 01/15/19 (e)	128,479

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

168,159	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	167,808
166,354	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	166,512
	Flagship Credit Auto Trust,
82,000	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	81,895
148,159	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	148,026
45,000	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	45,330
22,000	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	22,312
255,176	GO Financial Auto Securitization Trust, Series 2015-1, Class A, 1.810%, 03/15/18 (e)	254,945
90,805	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	91,199
180,000	HLSS Servicer Advance Receivables Trust, Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	179,820
	Hyundai Auto Receivables Trust,
68,050	Series 2013-A, Class A3, 0.560%, 07/17/17	68,036
200,000	Series 2013-A, Class A4, 0.750%, 09/17/18	199,786
459	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.537%, 07/25/34 (e)	459
	Long Beach Mortgage Loan Trust,
104,076	Series 2003-4, Class M1, VAR, 1.207%, 08/25/33	100,021
175,520	Series 2004-1, Class M1, VAR, 0.937%, 02/25/34	166,865
12,580	Series 2004-1, Class M2, VAR, 1.012%, 02/25/34	11,987
14,735	Series 2006-WL2, Class 2A3, VAR, 0.387%, 01/25/36	14,197
200,000	MarketPlace Loan Trust, Series 2015-OD1, Class A, 3.250%, 12/29/45	200,000
112,000	Nationstar HECM Loan Trust, Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	112,003
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.862%, 03/25/35	118,550
261,144	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	260,752
281,168	NRPL Trust, Series 2015-2A, Class A1, VAR, 3.750%, 10/25/57 (e)	279,831

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
100,000	Ocwen Freddie Advance Funding LLC, Series 2015-T1, Class AT1, 2.062%, 11/15/45 (e)	99,994
177,000	Ocwen Freddie Advance Funding LLC Advance Receivables Backed Notes, Series 2015-T2, Class AT2, 2.014%, 09/15/45 (e)	177,005
	OneMain Financial Issuance Trust,
276,000	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	277,466
230,000	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	233,268
350,000	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	350,229
100,000	Series 2015-2A, Class B, 3.100%, 07/18/25 (e)	100,191
54,826	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.125%, 10/25/34	54,621
228,000	Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	224,233
6,951	RASC Trust, Series 2003-KS9, Class A2B, VAR, 0.825%, 11/25/33	5,835
122,375	RMAT LLC, Series 2015-NPL1, Class A1, SUB, 3.750%, 05/25/55 (e)	122,375
	Santander Drive Auto Receivables Trust,
132,333	Series 2015-S1, Class R1, 1.930%, 09/17/19 (e)	132,329
110,044	Series 2015-S7, Class R1, 1.970%, 03/16/21 (e)	110,040
39,772	SNAAC Auto Receivables Trust, Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	39,787
	SpringCastle America Funding LLC,
447,307	Series 2014-AA, Class A, 2.700%, 05/25/23 (e)	450,076
100,000	Series 2014-AA, Class B, 4.610%, 10/25/27 (e)	102,273
	Springleaf Funding Trust,
263,711	Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	264,697
583,000	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	583,729
308,000	Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	311,654
450,000	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	449,505
219,000	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	218,781

	Total Asset-Backed Securities (Cost $9,400,620)	9,392,187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 20.3%
	Agency CMO — 14.3%
109,774	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	121,558
	Federal Home Loan Mortgage Corp. REMIC,
427	Series 11, Class D, 9.500%, 07/15/19	433
2,090	Series 22, Class C, 9.500%, 04/15/20	2,243
325	Series 47, Class F, 10.000%, 06/15/20	360
290	Series 99, Class Z, 9.500%, 01/15/21	321
519	Series 1065, Class J, 9.000%, 04/15/21	601
31,233	Series 1113, Class J, 8.500%, 06/15/21	32,723
2,823	Series 1250, Class J, 7.000%, 05/15/22	3,152
6,916	Series 1316, Class Z, 8.000%, 06/15/22	7,751
10,855	Series 1324, Class Z, 7.000%, 07/15/22	12,101
47,672	Series 1343, Class LA, 8.000%, 08/15/22	54,871
9,813	Series 1343, Class LB, 7.500%, 08/15/22	11,321
7,063	Series 1394, Class ID, IF, 9.566%, 10/15/22	8,743
6,386	Series 1395, Class G, 6.000%, 10/15/22	6,947
4,565	Series 1505, Class Q, 7.000%, 05/15/23	5,160
8,671	Series 1518, Class G, IF, 8.885%, 05/15/23	10,309
8,308	Series 1541, Class O, VAR, 1.610%, 07/15/23	8,426
217,943	Series 1577, Class PV, 6.500%, 09/15/23	241,847
153,249	Series 1584, Class L, 6.500%, 09/15/23	173,361
159,913	Series 1633, Class Z, 6.500%, 12/15/23	176,173
182,491	Series 1638, Class H, 6.500%, 12/15/23	209,168
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,545
26,131	Series 1694, Class PK, 6.500%, 03/15/24	29,072
6,363	Series 1700, Class GA, PO, 02/15/24	6,162
22,545	Series 1798, Class F, 5.000%, 05/15/23	24,453
43,913	Series 1863, Class Z, 6.500%, 07/15/26	50,335
4,026	Series 1865, Class D, PO, 02/15/24	3,639
16,664	Series 1981, Class Z, 6.000%, 05/15/27	18,409
23,065	Series 1987, Class PE, 7.500%, 09/15/27	25,491
78,157	Series 1999, Class PU, 7.000%, 10/15/27	88,999
128,554	Series 2031, Class PG, 7.000%, 02/15/28	144,640

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
5,040	Series 2033, Class SN, HB, IF, 28.377%, 03/15/24	1,514
124,683	Series 2035, Class PC, 6.950%, 03/15/28	142,989
8,852	Series 2038, Class PN, IO, 7.000%, 03/15/28	1,349
27,666	Series 2054, Class PV, 7.500%, 05/15/28	31,847
147,015	Series 2057, Class PE, 6.750%, 05/15/28	165,596
32,743	Series 2064, Class TE, 7.000%, 06/15/28	37,381
29,387	Series 2075, Class PH, 6.500%, 08/15/28	32,820
93,682	Series 2095, Class PE, 6.000%, 11/15/28	106,599
5,709	Series 2132, Class SB, HB, IF, 29.753%, 03/15/29	10,456
7,673	Series 2134, Class PI, IO, 6.500%, 03/15/19	718
47,468	Series 2178, Class PB, 7.000%, 08/15/29	54,428
83,751	Series 2182, Class ZB, 8.000%, 09/15/29	96,751
13,031	Series 2247, Class Z, 7.500%, 08/15/30	15,086
190,784	Series 2259, Class ZC, 7.350%, 10/15/30	219,180
3,472	Series 2261, Class ZY, 7.500%, 10/15/30	4,002
35,355	Series 2283, Class K, 6.500%, 12/15/23	39,338
6,050	Series 2306, Class K, PO, 05/15/24	5,735
14,521	Series 2306, Class SE, IF, IO, 8.360%, 05/15/24	1,986
17,509	Series 2325, Class PM, 7.000%, 06/15/31	20,596
94,492	Series 2344, Class ZD, 6.500%, 08/15/31	110,704
15,383	Series 2344, Class ZJ, 6.500%, 08/15/31	17,575
8,819	Series 2345, Class NE, 6.500%, 08/15/31	10,189
16,617	Series 2345, Class PQ, 6.500%, 08/15/16	17,066
5,388	Series 2355, Class BP, 6.000%, 09/15/16	5,500
56,472	Series 2359, Class ZB, 8.500%, 06/15/31	66,959
137,707	Series 2367, Class ME, 6.500%, 10/15/31	158,815

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
12,977	Series 2390, Class DO, PO, 12/15/31	12,284
7,940	Series 2391, Class QR, 5.500%, 12/15/16	8,121
9,642	Series 2394, Class MC, 6.000%, 12/15/16	9,910
25,260	Series 2410, Class OE, 6.375%, 02/15/32	27,206
25,390	Series 2410, Class QS, IF, 19.018%, 02/15/32	39,422
26,971	Series 2410, Class QX, IF, IO, 8.465%, 02/15/32	8,593
30,027	Series 2412, Class SP, IF, 15.729%, 02/15/32	44,083
55,560	Series 2423, Class MC, 7.000%, 03/15/32	63,991
90,103	Series 2423, Class MT, 7.000%, 03/15/32	103,840
193,885	Series 2435, Class CJ, 6.500%, 04/15/32	224,941
35,105	Series 2444, Class ES, IF, IO, 7.765%, 03/15/32	9,366
23,403	Series 2450, Class SW, IF, IO, 7.815%, 03/15/32	6,282
78,865	Series 2455, Class GK, 6.500%, 05/15/32	91,839
44,343	Series 2484, Class LZ, 6.500%, 07/15/32	51,230
187,458	Series 2500, Class MC, 6.000%, 09/15/32	214,029
6,462	Series 2503, Class BH, 5.500%, 09/15/17	6,723
63,179	Series 2527, Class BP, 5.000%, 11/15/17	65,344
63,077	Series 2535, Class BK, 5.500%, 12/15/22	68,743
1,900,948	Series 2543, Class YX, 6.000%, 12/15/32	2,143,881
129,047	Series 2544, Class HC, 6.000%, 12/15/32	146,127
253,222	Series 2575, Class ME, 6.000%, 02/15/33	277,783
514,276	Series 2578, Class PG, 5.000%, 02/15/18	533,236
19,982	Series 2586, Class WI, IO, 6.500%, 03/15/33	4,199
24,700	Series 2626, Class NS, IF, IO, 6.365%, 06/15/23	1,593
27,992	Series 2638, Class DS, IF, 8.415%, 07/15/23	33,274

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
100,821	Series 2647, Class A, 3.250%, 04/15/32	105,702
303,253	Series 2651, Class VZ, 4.500%, 07/15/18	316,431
600,821	Series 2656, Class BG, 5.000%, 10/15/32	629,649
61,958	Series 2682, Class LC, 4.500%, 07/15/32	63,192
5,233	Series 2780, Class JG, 4.500%, 04/15/19	5,366
289,767	Series 2827, Class DG, 4.500%, 07/15/19	302,576
3,959	Series 2989, Class PO, PO, 06/15/23	3,804
300,000	Series 3047, Class OD, 5.500%, 10/15/35	338,096
143,233	Series 3085, Class VS, HB, IF, 27.978%, 12/15/35	247,951
48,139	Series 3117, Class EO, PO, 02/15/36	44,419
47,882	Series 3260, Class CS, IF, IO, 5.955%, 01/15/37	7,980
105,539	Series 3385, Class SN, IF, IO, 5.815%, 11/15/37	15,892
119,502	Series 3387, Class SA, IF, IO, 6.235%, 11/15/37	17,771
81,771	Series 3451, Class SA, IF, IO, 5.865%, 05/15/38	12,424
349,831	Series 3455, Class SE, IF, IO, 6.015%, 06/15/38	49,491
313,603	Series 3688, Class NI, IO, 5.000%, 04/15/32	24,005
110,639	Series 3759, Class HI, IO, 4.000%, 08/15/37	9,619
131,066	Series 3772, Class IO, IO, 3.500%, 09/15/24	4,994
	Federal Home Loan Mortgage Corp. STRIPS,
108,676	Series 233, Class 11, IO, 5.000%, 09/15/35	23,986
128,634	Series 239, Class S30, IF, IO, 7.515%, 08/15/36	26,407
417,837	Series 262, Class 35, 3.500%, 07/15/42	429,404
430,137	Series 299, Class 300, 3.000%, 01/15/43	437,963
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
14,647	Series T-41, Class 3A, VAR, 6.152%, 07/25/32	16,656
97,646	Series T-54, Class 2A, 6.500%, 02/25/43	114,573
44,991	Series T-54, Class 3A, 7.000%, 02/25/43	54,659
196,960	Series T-56, Class APO, PO, 05/25/43	157,028
25,235	Series T-58, Class APO, PO, 09/25/43	20,376

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
	Federal National Mortgage Association - ACES,
1,000,000	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	1,049,394
1,000,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	987,306
389,000	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	385,091
	Federal National Mortgage Association REMIC,
2,585	Series 1988-16, Class B, 9.500%, 06/25/18	2,737
2,719	Series 1989-83, Class H, 8.500%, 11/25/19	2,999
594	Series 1990-1, Class D, 8.800%, 01/25/20	658
3,682	Series 1990-10, Class L, 8.500%, 02/25/20	4,078
395	Series 1990-93, Class G, 5.500%, 08/25/20	420
11	Series 1990-140, Class K, HB, 652.145%, 12/25/20	76
757	Series 1990-143, Class J, 8.750%, 12/25/20	858
16,561	Series 1992-101, Class J, 7.500%, 06/25/22	18,477
6,599	Series 1992-143, Class MA, 5.500%, 09/25/22	7,099
22,626	Series 1993-146, Class E, PO, 05/25/23	21,720
51,845	Series 1993-155, Class PJ, 7.000%, 09/25/23	59,073
1,672	Series 1993-165, Class SD, IF, 13.414%, 09/25/23	2,204
8,338	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	9,836
71,262	Series 1993-203, Class PL, 6.500%, 10/25/23	81,853
7,470	Series 1993-205, Class H, PO, 09/25/23	7,158
317,455	Series 1993-223, Class PZ, 6.500%, 12/25/23	346,710
73,274	Series 1993-225, Class UB, 6.500%, 12/25/23	81,942
2,130	Series 1993-230, Class FA, VAR, 0.787%, 12/25/23	2,162
9,729	Series 1993-250, Class Z, 7.000%, 12/25/23	9,737
178,694	Series 1994-37, Class L, 6.500%, 03/25/24	205,252

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,495,151	Series 1994-72, Class K, 6.000%, 04/25/24	1,697,081
15,975	Series 1995-2, Class Z, 8.500%, 01/25/25	18,420
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	95,572
3,132	Series 1996-59, Class J, 6.500%, 08/25/22	3,402
100,033	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	4,451
15,734	Series 1997-39, Class PD, 7.500%, 05/20/27	18,478
27,914	Series 1997-46, Class PL, 6.000%, 07/18/27	31,349
70,114	Series 1997-61, Class ZC, 7.000%, 02/25/23	78,697
11,367	Series 1998-36, Class ZB, 6.000%, 07/18/28	12,916
25,836	Series 1998-43, Class SA, IF, IO, 17.727%, 04/25/23	6,179
37,679	Series 1998-46, Class GZ, 6.500%, 08/18/28	43,280
69,322	Series 1998-58, Class PC, 6.500%, 10/25/28	78,024
161,667	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	22,901
5,026	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	1,033
61,304	Series 2001-4, Class PC, 7.000%, 03/25/21	66,684
50,436	Series 2001-30, Class PM, 7.000%, 07/25/31	57,547
181,179	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	27,153
77,064	Series 2001-36, Class DE, 7.000%, 08/25/31	89,667
8,754	Series 2001-44, Class PD, 7.000%, 09/25/31	9,909
2,529	Series 2001-52, Class XN, 6.500%, 11/25/15	2,543
132,287	Series 2001-61, Class Z, 7.000%, 11/25/31	149,686
10,772	Series 2001-69, Class PG, 6.000%, 12/25/16	10,973
6,960	Series 2001-71, Class QE, 6.000%, 12/25/16	7,120
18,298	Series 2002-1, Class HC, 6.500%, 02/25/22	20,361

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
6,965	Series 2002-1, Class SA, HB, IF, 24.580%, 02/25/32	12,149
14,956	Series 2002-2, Class UC, 6.000%, 02/25/17	15,404
11,879	Series 2002-3, Class OG, 6.000%, 02/25/17	12,126
167,726	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	9,238
132,807	Series 2002-15, Class PO, PO, 04/25/32	124,744
60,582	Series 2002-28, Class PK, 6.500%, 05/25/32	67,695
110,763	Series 2002-62, Class ZE, 5.500%, 11/25/17	115,145
120,192	Series 2002-68, Class SH, IF, IO, 7.815%, 10/18/32	31,915
12,806	Series 2002-77, Class S, IF, 14.140%, 12/25/32	17,203
61,917	Series 2002-94, Class BK, 5.500%, 01/25/18	63,666
230,390	Series 2003-7, Class A1, 6.500%, 12/25/42	268,053
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	308,404
62,733	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	15,246
46,903	Series 2003-47, Class PE, 5.750%, 06/25/33	53,228
10,230	Series 2003-64, Class SX, IF, 13.290%, 07/25/33	12,707
13,998	Series 2003-66, Class PA, 3.500%, 02/25/33	14,475
42,189	Series 2003-71, Class DS, IF, 7.221%, 08/25/33	42,773
45,338	Series 2003-80, Class SY, IF, IO, 7.463%, 06/25/23	2,864
599,709	Series 2003-81, Class MC, 5.000%, 12/25/32	626,420
419,690	Series 2003-82, Class VB, 5.500%, 08/25/33	433,155
19,107	Series 2003-91, Class SD, IF, 12.188%, 09/25/33	24,112
167,364	Series 2003-116, Class SB, IF, IO, 7.413%, 11/25/33	42,245
940,766	Series 2003-128, Class DY, 4.500%, 01/25/24	1,003,586
9,478	Series 2003-130, Class SX, IF, 11.240%, 01/25/34	11,452
24,583	Series 2003-132, Class OA, PO, 08/25/33	21,785

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
323,999	Series 2004-2, Class OE, 5.000%, 05/25/23	330,681
79,899	Series 2004-4, Class QM, IF, 13.826%, 06/25/33	98,648
41,700	Series 2004-10, Class SC, HB, IF, 27.852%, 02/25/34	57,985
119,530	Series 2004-36, Class SA, IF, 19.011%, 05/25/34	172,682
73,355	Series 2004-46, Class SK, IF, 15.986%, 05/25/34	97,345
11,319	Series 2004-51, Class SY, IF, 13.866%, 07/25/34	15,081
62,281	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	79,251
41,759	Series 2004-76, Class CL, 4.000%, 10/25/19	43,200
182,660	Series 2005-45, Class DC, HB, IF, 23.624%, 06/25/35	287,333
19,585	Series 2005-52, Class PA, 6.500%, 06/25/35	20,724
312,603	Series 2005-68, Class BC, 5.250%, 06/25/35	337,409
183,028	Series 2005-84, Class XM, 5.750%, 10/25/35	198,564
350,308	Series 2005-110, Class MN, 5.500%, 06/25/35	371,722
70,622	Series 2006-22, Class AO, PO, 04/25/36	61,426
26,223	Series 2006-46, Class SW, HB, IF, 23.514%, 06/25/36	35,147
42,047	Series 2006-59, Class QO, PO, 01/25/33	41,436
77,558	Series 2006-110, Class PO, PO, 11/25/36	67,067
121,483	Series 2006-117, Class GS, IF, IO, 6.463%, 12/25/36	21,718
42,337	Series 2007-7, Class SG, IF, IO, 6.313%, 08/25/36	9,123
205,845	Series 2007-53, Class SH, IF, IO, 5.913%, 06/25/37	29,313
202,724	Series 2007-88, Class VI, IF, IO, 6.353%, 09/25/37	30,915
161,571	Series 2007-100, Class SM, IF, IO, 6.263%, 10/25/37	24,308
159,325	Series 2008-1, Class BI, IF, IO, 5.723%, 02/25/38	21,325
39,157	Series 2008-16, Class IS, IF, IO, 6.013%, 03/25/38	6,460
129,738	Series 2008-46, Class HI, IO, VAR, 1.715%, 06/25/38	10,083
53,849	Series 2008-53, Class CI, IF, IO, 7.013%, 07/25/38	10,404

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
133,949	Series 2009-112, Class ST, IF, IO, 6.063%, 01/25/40	20,764
74,132	Series 2010-35, Class SB, IF, IO, 6.233%, 04/25/40	11,745
358,417	Series 2013-128, Class PO, PO, 12/25/43	277,087
1,686	Series G92-42, Class Z, 7.000%, 07/25/22	1,855
16,494	Series G92-44, Class ZQ, 8.000%, 07/25/22	17,344
16,649	Series G92-54, Class ZQ, 7.500%, 09/25/22	18,310
1,194	Series G92-59, Class F, VAR, 1.380%, 10/25/22	1,212
3,427	Series G92-61, Class Z, 7.000%, 10/25/22	3,910
8,057	Series G92-66, Class KA, 6.000%, 12/25/22	8,787
38,105	Series G92-66, Class KB, 7.000%, 12/25/22	42,376
10,123	Series G93-1, Class KA, 7.900%, 01/25/23	11,556
10,792	Series G93-17, Class SI, IF, 6.000%, 04/25/23	12,302
	Federal National Mortgage Association REMIC Trust,
47,462	Series 1999-W1, Class PO, PO, 02/25/29	44,069
174,029	Series 1999-W4, Class A9, 6.250%, 02/25/29	192,951
382,180	Series 2002-W7, Class A4, 6.000%, 06/25/29	418,025
318,626	Series 2003-W1, Class 1A1, VAR, 5.792%, 12/25/42	355,195
44,509	Series 2003-W1, Class 2A, VAR, 6.475%, 12/25/42	51,706
	Federal National Mortgage Association STRIPS,
10,630	Series 329, Class 1, PO, 4.047%, 01/25/33 (n)	9,779
48,135	Series 365, Class 8, IO, 5.500%, 05/25/36	11,344
38,061	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	44,418
	Government National Mortgage Association,
128,404	Series 1994-7, Class PQ, 6.500%, 10/16/24	146,670
77,832	Series 1998-22, Class PD, 6.500%, 09/20/28	91,121

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
24,799	Series 1999-17, Class L, 6.000%, 05/20/29	27,905
125,143	Series 2000-21, Class Z, 9.000%, 03/16/30	153,637
1,620	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	264
282,675	Series 2000-36, Class PB, 7.500%, 11/16/30	337,578
858,992	Series 2001-10, Class PE, 6.500%, 03/16/31	980,406
133,371	Series 2001-22, Class PS, HB, IF, 20.526%, 03/17/31	211,737
59,918	Series 2001-36, Class S, IF, IO, 7.865%, 08/16/31	19,035
7,165	Series 2001-53, Class SR, IF, IO, 7.963%, 10/20/31	61
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,146,343
9,918	Series 2002-24, Class SB, IF, 11.648%, 04/16/32	13,353
4,804	Series 2003-24, Class PO, PO, 03/16/33	4,045
245,925	Series 2004-11, Class SW, IF, IO, 5.313%, 02/20/34	33,939
30,313	Series 2004-28, Class S, IF, 19.154%, 04/16/34	43,764
166,491	Series 2007-45, Class QA, IF, IO, 6.453%, 07/20/37	28,841
129,062	Series 2007-76, Class SA, IF, IO, 6.343%, 11/20/37	22,525
126,455	Series 2008-2, Class MS, IF, IO, 6.975%, 01/16/38	25,147
87,732	Series 2008-55, Class SA, IF, IO, 6.013%, 06/20/38	13,313
63,946	Series 2009-6, Class SA, IF, IO, 5.915%, 02/16/39	8,940
189,029	Series 2009-6, Class SH, IF, IO, 5.853%, 02/20/39	27,843
132,632	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	28,993
94,501	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	18,503
274,889	Series 2009-22, Class SA, IF, IO, 6.083%, 04/20/39	40,283
4,905	Series 2009-31, Class ST, IF, IO, 6.163%, 03/20/39	736
248,425	Series 2009-31, Class TS, IF, IO, 6.113%, 03/20/39	33,749
244,833	Series 2009-64, Class SN, IF, IO, 5.915%, 07/16/39	30,579

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
102,727	Series 2009-79, Class OK, PO, 11/16/37	94,417
117,400	Series 2009-102, Class SM, IF, IO, 6.215%, 06/16/39	11,030
426,344	Series 2009-106, Class ST, IF, IO, 5.813%, 02/20/38	71,382
142,545	Series 2010-130, Class CP, 7.000%, 10/16/40	169,066
265,297	Series 2011-75, Class SM, IF, IO, 6.413%, 05/20/41	51,833
839,315	Series 2013-H08, Class FC, VAR, 0.632%, 02/20/63	840,356
472,261	Series 2013-H09, Class HA, 1.650%, 04/20/63	470,387
433,209	Series 2014-H17, Class FC, VAR, 0.682%, 07/20/64	434,633
	Vendee Mortgage Trust,
51,852	Series 1994-1, Class 1, VAR, 5.570%, 02/15/24	56,902
126,327	Series 1996-1, Class 1Z, 6.750%, 02/15/26	143,943
69,470	Series 1996-2, Class 1Z, 6.750%, 06/15/26	79,764
250,956	Series 1997-1, Class 2Z, 7.500%, 02/15/27	294,231
68,007	Series 1998-1, Class 2E, 7.000%, 03/15/28	81,150

		30,046,492

	Non-Agency CMO — 6.0%
104,000	Ajax Mortgage Loan Trust, Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	103,782
	Alternative Loan Trust,
1,968,641	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,983,699
513,908	Series 2005-20CB, Class 3A8, IF, IO, 4.563%, 07/25/35	63,062
687,908	Series 2005-22T1, Class A2, IF, IO, 4.883%, 06/25/35	103,253
741,150	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	718,794
358,161	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	327,200
464,261	Series 2005-J1, Class 1A4, IF, IO, 4.913%, 02/25/35	43,081
	Banc of America Alternative Loan Trust,
245,706	Series 2004-5, Class 3A3, PO, 06/25/34	206,546
26,482	Series 2004-6, Class 15PO, PO, 07/25/19	25,650

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Banc of America Funding Trust,
36,939	Series 2004-1, Class PO, PO, 03/25/34	30,353
246,145	Series 2005-6, Class 2A7, 5.500%, 10/25/35	242,517
40,902	Series 2005-7, Class 30PO, PO, 11/25/35	33,031
148,854	Series 2005-E, Class 4A1, VAR, 2.699%, 03/20/35	148,357
	Banc of America Mortgage Trust,
11,266	Series 2003-8, Class APO, PO, 11/25/33	9,267
32,929	Series 2004-3, Class 1A26, 5.500%, 04/25/34	33,512
7,966	Series 2004-4, Class APO, PO, 05/25/34	6,936
132,417	Series 2004-5, Class 2A2, 5.500%, 06/25/34	134,928
109,929	Series 2004-6, Class 2A5, PO, 07/25/34	96,965
26,175	Series 2004-6, Class APO, PO, 07/25/34	23,428
13,483	Series 2004-7, Class 1A19, PO, 08/25/34	12,299
101,475	Series 2004-J, Class 3A1, VAR, 2.862%, 11/25/34	99,503
81,561	BCAP LLC Trust, Series 2011-RR5, Class 11A3, VAR, 0.335%, 05/28/36 (e)	80,320
	Bear Stearns ARM Trust,
54,065	Series 2003-7, Class 3A, VAR, 2.482%, 10/25/33	54,105
92,506	Series 2005-5, Class A1, VAR, 2.160%, 08/25/35	93,175
316,138	Series 2006-1, Class A1, VAR, 2.360%, 02/25/36	313,654
	CHL Mortgage Pass-Through Trust,
62,161	Series 2004-7, Class 2A1, VAR, 2.506%, 06/25/34	60,894
38,225	Series 2004-HYB1, Class 2A, VAR, 2.513%, 05/20/34	36,429
55,429	Series 2004-HYB3, Class 2A, VAR, 2.294%, 06/20/34	52,637
53,737	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	55,022
5,484	Series 2004-J8, Class POA, PO, 11/25/19	5,447
134,978	Series 2005-16, Class A23, 5.500%, 09/25/35	132,144
289,762	Series 2005-22, Class 2A1, VAR, 2.458%, 11/25/35	245,534
149,184	Citigroup Mortgage Loan Trust, Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	152,182
	Citigroup Mortgage Loan Trust, Inc.,
6,925	Series 2003-UP3, Class A3, 7.000%, 09/25/33	7,167
8,687	Series 2003-UST1, Class A1, 5.500%, 12/25/18	8,725

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
2,487	Series 2003-UST1, Class PO1, PO, 12/25/18	2,367
2,628	Series 2003-UST1, Class PO3, PO, 12/25/18	2,543
93,962	Series 2005-1, Class 2A1A, VAR, 2.620%, 04/25/35	73,624
4,177	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	4,140
	CSMC,
157,529	Series 2010-11R, Class A6, VAR, 1.174%, 06/28/47 (e)	151,652
30,837	Series 2011-9R, Class A1, VAR, 2.174%, 03/27/46 (e)	30,877
26,954	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	27,048
205,348	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	184,859
	First Horizon Mortgage Pass-Through Trust,
190,004	Series 2004-AR7, Class 2A2, VAR, 2.583%, 02/25/35	190,510
149,104	Series 2005-AR1, Class 2A2, VAR, 2.618%, 04/25/35	148,782
	GMACM Mortgage Loan Trust,
93,881	Series 2003-AR1, Class A4, VAR, 2.917%, 10/19/33	92,696
90,982	Series 2004-J5, Class A7, 6.500%, 01/25/35	94,844
470,379	Series 2005-AR3, Class 3A4, VAR, 2.911%, 06/19/35	462,083
	GSR Mortgage Loan Trust,
77,291	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	78,072
317,979	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	342,532
90,992	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	94,475
55,190	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.537%, 05/25/36	53,413
101,756	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.442%, 11/25/33	101,916
63,183	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.666%, 04/21/34	63,594
	MASTR Alternative Loan Trust,
86,402	Series 2003-9, Class 8A1, 6.000%, 01/25/34	87,479

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
152,704	Series 2004-4, Class 10A1, 5.000%, 05/25/24	161,191
183,994	Series 2004-6, Class 7A1, 6.000%, 07/25/34	187,255
22,029	Series 2004-7, Class 30PO, PO, 08/25/34	16,999
89,159	Series 2004-8, Class 6A1, 5.500%, 09/25/19	91,914
71,104	Series 2004-10, Class 1A1, 4.500%, 09/25/19	72,201
	MASTR Asset Securitization Trust,
228,414	Series 2003-11, Class 9A6, 5.250%, 12/25/33	240,231
7,168	Series 2003-12, Class 15PO, PO, 12/25/18	7,119
22,247	Series 2004-6, Class 15PO, PO, 07/25/19	22,059
12,748	Series 2004-8, Class PO, PO, 08/25/19	11,922
37,299	Series 2004-10, Class 15PO, PO, 10/25/19	35,246
95,485	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	76,388
55,591	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.827%, 02/25/35	54,191
46,992	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	47,118
353,725	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	89,436
	RALI Trust,
22,424	Series 2002-QS8, Class A5, 6.250%, 06/25/17	22,629
706,321	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	743,976
7,148	Series 2003-QS3, Class A2, IF, 16.089%, 02/25/18	7,855
53,187	Series 2003-QS9, Class A3, IF, IO, 7.363%, 05/25/18	4,104
77,407	Series 2003-QS14, Class A1, 5.000%, 07/25/18	78,483
25,089	Series 2003-QS18, Class A1, 5.000%, 09/25/18	25,514
5,880	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	6,006
130,522	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 2.671%, 09/25/35	109,008
4,662	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	4,725

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	Salomon Brothers Mortgage Securities VII, Inc.,
62,175	Series 2003-HYB1, Class A, VAR, 2.494%, 09/25/33	62,895
911	Series 2003-UP2, Class PO1, PO, 12/25/18	806
	Springleaf Mortgage Loan Trust,
41,442	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	41,545
150,610	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	150,425
124,000	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	124,353
108,000	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	108,166
136,807	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	137,122
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	127,296
90,615	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.357%, 06/25/34	90,172
94,767	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	96,769
	WaMu Mortgage Pass-Through Certificates Trust,
17,658	Series 2003-AR8, Class A, VAR, 2.384%, 08/25/33	18,122
84,200	Series 2003-AR9, Class 1A6, VAR, 2.409%, 09/25/33	85,029
1,072	Series 2003-S4, Class 3A, 5.500%, 06/25/33	1,070
31,233	Series 2004-AR3, Class A2, VAR, 2.459%, 06/25/34	31,557
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
1,246,127	Series 2005-2, Class 1A4, IF, IO, 4.863%, 04/25/35	188,326
381,536	Series 2005-2, Class 2A3, IF, IO, 4.813%, 04/25/35	47,899
325,326	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	67,343
309,940	Series 2005-4, Class CB7, 5.500%, 06/25/35	284,906
15,477	Series 2005-4, Class DP, PO, 06/25/20	14,861
104,285	Series 2005-6, Class 2A4, 5.500%, 08/25/35	99,997

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Wells Fargo Mortgage-Backed Securities Trust,
24,079	Series 2003-K, Class 1A1, VAR, 2.490%, 11/25/33	24,170
48,157	Series 2003-K, Class 1A2, VAR, 2.490%, 11/25/33	48,913
56,197	Series 2004-EE, Class 3A1, VAR, 2.597%, 12/25/34	56,612
151,231	Series 2004-P, Class 2A1, VAR, 2.626%, 09/25/34	151,763
282,219	Series 2005-AR3, Class 1A1, VAR, 2.709%, 03/25/35	284,306
79,352	Series 2005-AR8, Class 2A1, VAR, 2.623%, 06/25/35	79,724
67,189	Series 2005-AR16, Class 2A1, VAR, 2.601%, 02/25/34	68,007

		12,638,828

	Total Collateralized Mortgage Obligations (Cost $39,375,630)	42,685,320

Commercial Mortgage-Backed Securities — 2.0%
	A10 Securitization LLC,
55,832	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	55,989
250,000	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	249,011
208,401	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	209,600
217,840	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 07/10/46	223,530
37,752	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	37,829
	BB-UBS Trust,
100,000	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	99,484
100,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	98,764
331,557	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW11, Class A4, VAR, 5.597%, 03/11/39	335,764
10,092,904	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.548%, 12/11/49 (e)	50,818
93,052	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	93,933

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	COMM Mortgage Trust,
125,000	Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	123,482
200,000	Series 2014-CR19, Class A5, 3.796%, 08/10/47	207,744
511,494	Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class A4, VAR, 5.609%, 02/15/39	515,371
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
229,000	Series K038, Class A2, 3.389%, 03/25/24	238,812
250,000	Series KPLB, Class A, 2.770%, 05/25/25	244,482
66,838	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	67,188
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123,399
3,156,991	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.647%, 12/15/43 (e)	17,445
583,593	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	595,413
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	119,200
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	107,758
200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	210,886
15,977	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	16,005
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	119,189

	Total Commercial Mortgage-Backed Securities (Cost $4,083,643)	4,161,096

Corporate Bonds — 15.8%
	Consumer Discretionary — 1.3%
	Auto Components — 0.0% (g)
7,000	Johnson Controls, Inc., 4.950%, 07/02/64	6,651

	Automobiles — 0.1%
150,000	Daimler Finance North America LLC, 1.875%, 01/11/18 (e)	150,327

	Hotels, Restaurants & Leisure — 0.0% (g)
28,000	Starbucks Corp., 2.700%, 06/15/22	27,920

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Internet & Catalog Retail — 0.1%
	Amazon.com, Inc.,
66,000	3.300%, 12/05/21	66,870
65,000	4.800%, 12/05/34	64,564

		131,434

	Media — 1.0%
	21st Century Fox America, Inc.,
50,000	6.650%, 11/15/37	60,846
50,000	7.250%, 05/18/18	57,648
150,000	7.300%, 04/30/28	185,886
	CBS Corp.,
21,000	3.375%, 03/01/22	20,745
78,000	3.700%, 08/15/24	76,217
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	101,505
	Comcast Corp.,
39,000	4.200%, 08/15/34	37,614
87,000	4.250%, 01/15/33	84,965
50,000	6.450%, 03/15/37	61,790
30,000	6.500%, 01/15/17	32,451
35,000	6.500%, 11/15/35	43,548
20,000	Cox Communications, Inc., 8.375%, 03/01/39 (e)	25,496
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
25,000	3.800%, 03/15/22	25,144
125,000	4.600%, 02/15/21	133,168
42,000	5.000%, 03/01/21	45,480
125,000	6.000%, 08/15/40	129,719
	Discovery Communications LLC,
78,000	4.375%, 06/15/21	82,053
30,000	4.950%, 05/15/42	27,723
100,000	Historic TW, Inc., 9.150%, 02/01/23	132,103
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	87,866
	Thomson Reuters Corp., (Canada),
25,000	3.850%, 09/29/24	24,843
84,000	3.950%, 09/30/21	87,981
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	52,051
50,000	6.750%, 07/01/18	55,748
50,000	7.300%, 07/01/38	56,335
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	62,156
25,000	8.375%, 07/15/33	30,685

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	37,835
75,000	6.200%, 03/15/40	85,203
7,000	6.250%, 03/29/41	8,010
15,000	6.500%, 11/15/36	17,618
	Viacom, Inc.,
15,000	2.750%, 12/15/19	14,999
22,000	3.250%, 03/15/23	20,907
43,000	3.875%, 12/15/21	43,620
20,000	4.500%, 02/27/42	16,722
16,000	4.850%, 12/15/34	14,797
5,000	6.250%, 04/30/16	5,220

		2,086,697

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	18,982
26,000	4.500%, 12/15/34	24,946
9,000	5.125%, 01/15/42	9,041

		52,969

	Specialty Retail — 0.1%
28,000	Gap, Inc. (The), 5.950%, 04/12/21	31,620
	Home Depot, Inc. (The),
34,000	4.250%, 04/01/46	33,015
70,000	5.400%, 03/01/16	72,210
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	97,492

		234,337

	Total Consumer Discretionary	2,690,335

	Consumer Staples — 0.6%
	Beverages — 0.1%
23,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	27,300
38,000	Brown-Forman Corp., 4.500%, 07/15/45	37,607
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	103,664
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	20,291

		188,862

	Food & Staples Retailing — 0.2%
21,000	Costco Wholesale Corp., 2.250%, 02/15/22	20,388
	CVS Health Corp.,
36,000	4.000%, 12/05/23	37,187
16,000	5.300%, 12/05/43	17,435

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Food & Staples Retailing — continued
	Kroger Co. (The),
67,000	4.000%, 02/01/24	69,198
18,000	5.400%, 07/15/40	19,554
25,000	7.500%, 04/01/31	32,187
19,000	Sysco Corp., 3.000%, 10/02/21	19,190
36,000	Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	35,750
47,000	3.800%, 11/18/24	46,031
23,000	4.500%, 11/18/34	21,628
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	89,958

		408,506

	Food Products — 0.3%
25,000	Archer-Daniels-Midland Co., 5.935%, 10/01/32	30,038
55,000	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	66,488
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	28,843
8,000	ConAgra Foods, Inc., 2.100%, 03/15/18	7,922
33,000	HJ Heinz Co., 5.000%, 07/15/35 (e)	33,397
13,000	Kellogg Co., 1.750%, 05/17/17	13,067
	Kraft Foods Group, Inc.,
35,000	3.500%, 06/06/22	35,086
31,000	5.375%, 02/10/20	34,602
122,000	6.125%, 08/23/18	136,422
100,000	6.875%, 01/26/39	122,541
75,000	Mondelez International, Inc., 4.000%, 02/01/24	77,679
49,000	Tyson Foods, Inc., 3.950%, 08/15/24	49,359

		635,444

	Household Products — 0.0% (g)
57,242	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	69,574

	Total Consumer Staples	1,302,386

	Energy — 2.0%
	Energy Equipment & Services — 0.1%
21,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	16,644
9,000	Ensco plc, (United Kingdom), 5.200%, 03/15/25	8,911
54,000	Halliburton Co., 3.500%, 08/01/23	54,548
30,000	Nabors Industries, Inc., 5.000%, 09/15/20	31,233
	Noble Holding International Ltd., (Cayman Islands),
5,000	3.950%, 03/15/22	4,607
6,000	4.000%, 03/16/18	6,143

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
25,000	6.050%, 03/01/41	20,715
18,000	6.950%, 04/01/45	16,578
	Transocean, Inc., (Cayman Islands),
42,000	6.500%, 11/15/20	38,903
51,000	6.875%, 12/15/21	45,900
14,000	7.850%, 12/15/41	11,200

		255,382

	Oil, Gas & Consumable Fuels — 1.9%
50,000	Apache Corp., 6.900%, 09/15/18	57,226
18,000	Boardwalk Pipelines LP, 4.950%, 12/15/24	17,652
	BP Capital Markets plc, (United Kingdom),
121,000	2.750%, 05/10/23	115,730
15,000	3.506%, 03/17/25	14,792
150,000	4.742%, 03/11/21	165,520
	Buckeye Partners LP,
30,000	4.350%, 10/15/24	29,412
15,000	4.875%, 02/01/21	15,640
	Canadian Natural Resources Ltd., (Canada),
25,000	3.900%, 02/01/25	24,702
100,000	5.900%, 02/01/18	109,124
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	12,294
23,000	4.450%, 09/15/42	20,069
8,000	6.750%, 11/15/39	9,071
20,000	Chevron Corp., 2.355%, 12/05/22	19,140
200,000	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	204,167
	ConocoPhillips,
25,000	5.750%, 02/01/19	28,261
120,000	6.000%, 01/15/20	138,978
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	79,289
43,000	ConocoPhillips Co., 3.350%, 11/15/24	42,551
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	46,453
21,000	4.750%, 05/15/42	20,038
	Ecopetrol S.A., (Colombia),
33,000	4.125%, 01/16/25	30,452
39,000	5.375%, 06/26/26	37,830
	Energy Transfer Partners LP,
27,000	3.600%, 02/01/23	25,569
45,000	4.750%, 01/15/26	44,533
17,000	5.150%, 03/15/45	15,021
	EnLink Midstream Partners LP,
22,000	4.150%, 06/01/25	21,420

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
15,000	5.050%, 04/01/45	13,603
	Enterprise Products Operating LLC,
38,000	3.700%, 02/15/26	36,794
25,000	3.750%, 02/15/25	24,502
25,000	3.900%, 02/15/24	25,104
6,000	4.950%, 10/15/54	5,585
16,000	5.100%, 02/15/45	15,562
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,404
55,000	Gulf South Pipeline Co. LP, 4.000%, 06/15/22	52,883
50,000	Kerr-McGee Corp., 7.875%, 09/15/31	64,042
	Magellan Midstream Partners LP,
14,000	3.200%, 03/15/25	13,443
76,000	5.150%, 10/15/43	76,856
150,000	Marathon Oil Corp., 6.000%, 10/01/17	163,968
29,000	Marathon Petroleum Corp., 3.625%, 09/15/24	28,472
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	102,500
14,000	Noble Energy, Inc., 5.050%, 11/15/44	13,414
45,000	Occidental Petroleum Corp., 3.500%, 06/15/25	44,845
	ONEOK Partners LP,
50,000	3.800%, 03/15/20	51,057
100,000	4.900%, 03/15/25	98,919
15,000	6.650%, 10/01/36	15,692
	Petrobras Global Finance B.V., (Netherlands),
56,000	4.375%, 05/20/23	48,815
45,000	5.375%, 01/27/21	43,199
147,000	6.250%, 03/17/24	141,343
15,000	6.850%, 06/05/15 (†)	12,401
25,000	7.875%, 03/15/19	26,518
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	75,727
	Petroleos Mexicanos, (Mexico),
30,000	4.250%, 01/15/25 (e)	29,217
20,000	4.875%, 01/18/24	20,500
33,000	5.500%, 06/27/44 (e)	30,278
42,000	6.375%, 01/23/45	42,892
	Plains All American Pipeline LP/PAA Finance Corp.,
15,000	2.600%, 12/15/19	14,937
50,000	3.600%, 11/01/24	48,260
50,000	4.900%, 02/15/45	47,141
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	43,102
50,000	5.650%, 03/01/20	54,262

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
45,000	7.500%, 09/15/38	51,091
50,000	8.000%, 10/01/19	59,245
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	34,773
19,000	3.500%, 03/15/25	18,196
7,000	4.500%, 03/15/45	6,201
25,000	5.950%, 09/25/43	27,225
	Statoil ASA, (Norway),
143,000	2.650%, 01/15/24	136,846
50,000	3.125%, 08/17/17	51,947
23,000	3.250%, 11/10/24	22,868
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	56,582
	Sunoco Logistics Partners Operations LP,
13,000	4.250%, 04/01/24	12,624
53,000	5.350%, 05/15/45	48,384
	Talisman Energy, Inc., (Canada),
45,000	5.500%, 05/15/42	40,504
5,000	5.850%, 02/01/37	4,763
10,000	6.250%, 02/01/38	9,818
40,000	7.750%, 06/01/19	45,871
	Total Capital International S.A., (France),
28,000	1.550%, 06/28/17	28,260
50,000	2.750%, 06/19/21	50,436
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	151,893
	TransCanada PipeLines Ltd., (Canada),
50,000	6.500%, 08/15/18	56,770
50,000	7.125%, 01/15/19	58,074

		3,857,542

	Total Energy	4,112,924

	Financials — 6.2%
	Banks — 2.2%
	Bank of America Corp.,
50,000	2.000%, 01/11/18	50,164
50,000	3.300%, 01/11/23	49,242
92,000	Series L, 3.950%, 04/21/25	88,613
295,000	Series L, 5.650%, 05/01/18	324,060
245,000	5.750%, 12/01/17	266,898
135,000	6.400%, 08/28/17	148,019
50,000	6.500%, 08/01/16	52,744
90,000	6.875%, 04/25/18	101,671
25,000	7.625%, 06/01/19	29,667

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
	Bank of Nova Scotia (The), (Canada),
100,000	1.700%, 06/11/18	100,039
100,000	2.550%, 01/12/17	102,139
150,000	Barclays Bank plc, (United Kingdom),
	6.050%, 12/04/17 (e)	163,206
	BB&T Corp.,
100,000	3.950%, 04/29/16	102,462
50,000	5.250%, 11/01/19	55,077
	Citigroup, Inc.,
100,000	1.700%, 04/27/18	99,357
40,000	1.850%, 11/24/17	40,098
50,000	2.400%, 02/18/20	49,381
22,000	3.875%, 10/25/23	22,451
50,000	4.300%, 11/20/26	48,891
20,000	4.400%, 06/10/25	19,926
9,000	5.375%, 08/09/20	10,062
58,000	5.500%, 09/13/25	62,686
5,000	6.000%, 08/15/17	5,439
100,000	8.125%, 07/15/39	143,536
45,000	8.500%, 05/22/19	54,886
10,000	Comerica, Inc., 3.800%, 07/22/26	9,716
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	105,875
111,000	HSBC Bank plc, (United Kingdom), 4.125%, 08/12/20 (e)	119,162
9,000	MUFG Americas Holdings Corp., 2.250%, 02/10/20	8,893
200,000	National Australia Bank Ltd., (Australia), 2.750%, 09/28/15 (e)	200,993
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	168,166
25,000	5.250%, 11/15/15	25,409
25,000	5.625%, 02/01/17	26,568
25,000	6.700%, 06/10/19	29,150
	Royal Bank of Canada, (Canada),
50,000	1.875%, 02/05/20	49,597
80,000	2.000%, 10/01/18	81,131
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	73,225
	U.S. Bancorp,
90,000	2.450%, 07/27/15	90,116
100,000	7.500%, 06/01/26	128,204
50,000	Wachovia Corp., 5.750%, 02/01/18	55,221
284,000	Wells Fargo & Co., 5.606%, 01/15/44	311,914
200,000	SUB, 3.676%, 06/15/16	205,447
250,000	Wells Fargo Bank N.A., 6.000%, 11/15/17	275,385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
250,000	VAR, 0.616%, 03/15/16	250,047
121,000	Westpac Banking Corp., (Australia), 4.875%, 11/19/19	134,144

		4,539,077

	Capital Markets — 1.5%
60,000	Ameriprise Financial, Inc., 4.000%, 10/15/23	62,657
	Bank of New York Mellon Corp. (The),
100,000	3.250%, 09/11/24	99,907
83,000	3.650%, 02/04/24	85,221
55,000	4.600%, 01/15/20	60,561
130,000	BlackRock, Inc., Series 2, 5.000%, 12/10/19	145,158
65,000	6.250%, 09/15/17	71,982
	Blackstone Holdings Finance Co. LLC,
21,000	4.450%, 07/15/45 (e)	19,260
100,000	5.875%, 03/15/21 (e)	114,890
	Goldman Sachs Group, Inc. (The),
36,000	2.600%, 04/23/20	35,721
55,000	2.625%, 01/31/19	55,680
75,000	3.625%, 02/07/16	76,215
20,000	3.700%, 08/01/15	20,042
23,000	5.250%, 07/27/21	25,542
156,000	5.375%, 03/15/20	173,709
200,000	5.950%, 01/18/18	219,857
75,000	5.950%, 01/15/27	84,039
50,000	6.150%, 04/01/18	55,594
80,000	6.750%, 10/01/37	93,836
125,000	7.500%, 02/15/19	146,826
29,000	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	29,780
	Jefferies Group LLC,
55,000	3.875%, 11/09/15	55,463
110,000	6.450%, 06/08/27	119,431
100,000	6.875%, 04/15/21	114,461
285,000	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	301,004
	Morgan Stanley,
25,000	2.650%, 01/27/20	24,955
142,000	2.800%, 06/16/20	142,151
69,000	3.700%, 10/23/24	68,721
20,000	4.350%, 09/08/26	19,597
35,000	5.500%, 07/28/21	39,483
200,000	5.625%, 09/23/19	224,119
130,000	5.950%, 12/28/17	142,898
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	76,238

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Capital Markets — continued
	State Street Corp.,
24,000	3.100%, 05/15/23	23,512
77,000	3.700%, 11/20/23	79,540
17,000	TD Ameritrade Holding Corp., 2.950%, 04/01/22	16,856
100,000	UBS AG, (Switzerland), 5.750%, 04/25/18	110,787

		3,235,693

	Consumer Finance — 0.7%
50,000	American Express Co., 7.000%, 03/19/18	56,705
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18 (e)	200,581
33,000	2.250%, 08/15/19	33,224
110,000	Capital One Financial Corp., 3.500%, 06/15/23	108,262
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	88,438
100,000	7.050%, 10/01/18	116,752
50,000	7.150%, 02/15/19	58,866
	Ford Motor Credit Co. LLC,
200,000	3.984%, 06/15/16	204,675
200,000	4.250%, 02/03/17	207,875
50,000	HSBC Finance Corp., 7.350%, 11/27/32	62,379
	HSBC USA, Inc.,
100,000	1.625%, 01/16/18	99,727
135,000	2.350%, 03/05/20	133,896
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	38,948
42,000	3.150%, 10/15/21	43,141
100,000	Toyota Motor Credit Corp., 2.000%, 09/15/16	101,474

		1,554,943

	Diversified Financial Services — 0.8%
	CME Group, Inc.,
97,000	3.000%, 03/15/25	94,196
16,000	5.300%, 09/15/43	17,653
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	77,945
	General Electric Capital Corp.,
305,000	5.500%, 01/08/20	345,754
350,000	5.625%, 05/01/18	387,388
100,000	5.875%, 01/14/38	119,603
200,000	6.750%, 03/15/32	259,650
	Intercontinental Exchange, Inc.,
23,000	2.500%, 10/15/18	23,505
59,000	4.000%, 10/15/23	61,461

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	63,630
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	41,947
70,000	2.125%, 05/11/20	69,850
47,000	4.125%, 05/11/35	46,009
60,000	6.375%, 12/15/38	75,445

		1,684,036

	Insurance — 0.7%
31,000	Allstate Corp. (The), 3.150%, 06/15/23	31,040
59,000	American International Group, Inc., 4.125%, 02/15/24	61,223
	Aon Corp.,
40,000	3.125%, 05/27/16	40,798
23,000	3.500%, 09/30/15	23,136
18,000	6.250%, 09/30/40	21,731
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	33,284
62,000	4.300%, 05/15/43	60,007
50,000	5.400%, 05/15/18	55,456
100,000	5.750%, 01/15/40	116,748
	CNA Financial Corp.,
40,000	3.950%, 05/15/24	39,728
35,000	5.875%, 08/15/20	39,874
27,000	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	29,464
20,000	Lincoln National Corp., 4.850%, 06/24/21	21,926
100,000	MassMutual Global Funding II, 3.125%, 04/14/16 (e)	101,812
28,000	MetLife, Inc., 4.050%, 03/01/45	25,718
	Metropolitan Life Global Funding I,
100,000	1.500%, 01/10/18 (e)	99,814
175,000	3.650%, 06/14/18 (e)	185,227
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	112,254
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	105,557
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	199,720
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	27,902

		1,432,419

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
40,000	3.500%, 01/31/23	38,423
38,000	5.000%, 02/15/24	40,171
80,000	American Tower Trust I, 3.070%, 03/15/23 (e)	78,310
	Equity Commonwealth,
75,000	5.875%, 09/15/20	82,374
100,000	6.650%, 01/15/18	108,105
	HCP, Inc.,
23,000	3.875%, 08/15/24	22,444
92,000	5.375%, 02/01/21	101,498
37,000	Health Care REIT, Inc., 4.500%, 01/15/24	38,416
27,000	Prologis LP, 4.250%, 08/15/23	27,705
20,000	Realty Income Corp., 3.875%, 07/15/24	20,154
70,000	Simon Property Group LP, 4.375%, 03/01/21	75,835
9,000	Ventas Realty LP, 3.500%, 02/01/25	8,651
29,000	3.750%, 05/01/24	28,578

		670,664

	Total Financials	13,116,832

	Health Care — 0.5%
	Biotechnology — 0.2%
	Amgen, Inc.,
25,000	2.125%, 05/01/20	24,480
100,000	5.150%, 11/15/41	102,695
40,000	5.700%, 02/01/19	44,683
82,000	5.750%, 03/15/40	90,369
49,000	Celgene Corp., 3.250%, 08/15/22	48,458
29,000	Gilead Sciences, Inc., 3.500%, 02/01/25	29,042

		339,727

	Health Care Providers & Services — 0.1%
	Anthem, Inc.,
47,000	2.300%, 07/15/18	47,279
18,000	3.300%, 01/15/23	17,300
18,000	4.650%, 01/15/43	16,502
65,000	4.650%, 08/15/44	59,452
	Cardinal Health, Inc.,
23,000	2.400%, 11/15/19	22,814
28,000	3.750%, 09/15/25	27,857
48,000	Express Scripts Holding Co., 3.500%, 06/15/24	46,947
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,124
50,000	UnitedHealth Group, Inc., 6.625%, 11/15/37	64,099

		332,374

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17	45,118
22,000	2.900%, 11/06/22	21,302
29,000	4.500%, 05/14/35	28,371
	Actavis Funding SCS, (Luxembourg),
43,000	3.000%, 03/12/20	43,098
42,000	3.450%, 03/15/22	41,602
42,000	4.550%, 03/15/35	39,932
	Baxalta, Inc.,
22,000	3.600%, 06/23/22 (e)	21,986
8,000	5.250%, 06/23/45 (e)	8,044
52,000	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	56,427
	Merck & Co., Inc.,
21,000	2.350%, 02/10/22	20,311
63,000	2.800%, 05/18/23	61,985
10,000	3.700%, 02/10/45	8,934
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	13,961
9,000	4.700%, 02/01/43	8,581

		419,652

	Total Health Care	1,091,753

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
32,000	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	30,731
45,000	BAE Systems Holdings, Inc., 3.800%, 10/07/24 (e)	45,185
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	58,849
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,483
30,000	4.850%, 09/15/41	31,707
45,000	Precision Castparts Corp., 3.250%, 06/15/25	44,428
25,000	United Technologies Corp., 4.150%, 05/15/45	23,872

		268,255

	Air Freight & Logistics — 0.0% (g)
16,000	FedEx Corp., 3.900%, 02/01/35	14,792
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	44,616

		59,408

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Airlines — 0.1%
24,140	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	24,683
23,129	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	24,980
34,685	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	36,766

		86,429

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22	31,675
17,000	4.125%, 06/15/23	15,895
28,000	4.875%, 07/15/42	21,420
21,000	Republic Services, Inc., 3.550%, 06/01/22	21,272
	Waste Management, Inc.,
8,000	3.900%, 03/01/35	7,335
43,000	4.750%, 06/30/20	47,408

		145,005

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	22,628
44,000	Fluor Corp., 3.375%, 09/15/21	45,492

		68,120

	Industrial Conglomerates — 0.0% (g)
44,000	Danaher Corp., 3.900%, 06/23/21	47,114
22,000	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	24,156

		71,270

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	74,614
	Parker-Hannifin Corp.,
30,000	4.450%, 11/21/44	30,226
25,000	5.500%, 05/15/18	27,664

		132,504

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	48,849
25,000	3.600%, 09/01/20	26,140
25,000	4.375%, 09/01/42	24,081
77,000	5.150%, 09/01/43	82,784
75,000	5.400%, 06/01/41	82,653
100,000	5.650%, 05/01/17	107,786
85,000	5.750%, 05/01/40	97,533
35,000	Canadian Pacific Railway Co., (Canada), 4.500%, 01/15/22	37,635

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
	CSX Corp.,
19,000	3.950%, 05/01/50	16,628
33,000	4.250%, 06/01/21	35,696
50,000	5.500%, 04/15/41	55,589
25,000	7.375%, 02/01/19	29,308
	ERAC USA Finance LLC,
45,000	4.500%, 08/16/21 (e)	48,583
12,000	5.625%, 03/15/42 (e)	12,860
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	63,037
78,000	6.000%, 05/23/11 (††)	88,337
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	27,503
35,000	Ryder System, Inc., 3.600%, 03/01/16	35,588

		920,590

	Trading Companies & Distributors — 0.0% (g)
27,000	WW Grainger, Inc., 4.600%, 06/15/45	27,028

	Total Industrials	1,778,609

	Information Technology — 1.2%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
11,000	2.900%, 03/04/21	11,227
56,000	3.000%, 06/15/22	56,265
80,000	5.500%, 02/22/16	82,462
75,000	5.900%, 02/15/39	89,575

		239,529

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	13,206
8,000	4.500%, 03/01/23	8,176
25,000	6.000%, 04/01/20	28,102
80,000	6.875%, 06/01/18	88,834
7,000	7.500%, 01/15/27	8,261

		146,579

	Internet Software & Services — 0.1%
	eBay, Inc.,
25,000	2.600%, 07/15/22	23,222
25,000	2.875%, 08/01/21	24,675
100,000	3.450%, 08/01/24	96,280

		144,177

	IT Services — 0.2%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	61,053

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	IT Services — continued
	International Business Machines Corp.,
174,000	1.625%, 05/15/20	169,203
169,000	4.000%, 06/20/42	152,374
50,000	6.220%, 08/01/27	62,278
	Xerox Corp.,
17,000	4.500%, 05/15/21	18,058
35,000	5.625%, 12/15/19	39,242
50,000	6.750%, 02/01/17	53,859

		556,067

	Semiconductors & Semiconductor Equipment — 0.1%
60,000	Intel Corp., 4.000%, 12/15/32	57,497
110,000	National Semiconductor Corp., 6.600%, 06/15/17	121,472

		178,969

	Software — 0.3%
	Microsoft Corp.,
75,000	1.625%, 09/25/15	75,236
65,000	2.375%, 02/12/22	63,836
108,000	2.375%, 05/01/23	104,636
18,000	3.500%, 02/12/35	16,455
19,000	4.000%, 02/12/55	17,046
	Oracle Corp.,
52,000	2.800%, 07/08/21	52,634
51,000	4.300%, 07/08/34	50,293
50,000	5.250%, 01/15/16	51,298
50,000	5.750%, 04/15/18	55,629
100,000	6.500%, 04/15/38	125,427

		612,490

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
55,000	2.150%, 02/09/22	52,541
142,000	2.400%, 05/03/23	135,840
126,000	2.850%, 05/06/21	127,852
32,000	3.200%, 05/13/25	31,835
31,000	3.450%, 02/09/45	26,273
69,000	VAR, 0.529%, 05/03/18	69,096
25,000	Dell, Inc., 7.100%, 04/15/28	26,187
	EMC Corp.,
40,000	1.875%, 06/01/18	40,078
50,000	3.375%, 06/01/23	50,079
	Hewlett-Packard Co.,
24,000	4.300%, 06/01/21	24,929
20,000	4.650%, 12/09/21	21,228

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — continued
71,000	6.000%, 09/15/41	70,222

		676,160

	Total Information Technology	2,553,971

	Materials — 0.5%
	Chemicals — 0.3%
	Agrium, Inc., (Canada),
22,000	3.375%, 03/15/25	20,918
10,000	4.125%, 03/15/35	8,942
38,000	5.250%, 01/15/45	38,376
80,000	CF Industries, Inc., 7.125%, 05/01/20	95,032
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	37,818
25,000	E.I. du Pont de Nemours & Co., 4.900%, 01/15/41	26,456
9,000	Monsanto Co., 4.700%, 07/15/64	7,791
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	24,752
71,000	4.250%, 11/15/23	73,004
8,000	4.875%, 11/15/41	7,598
36,000	5.450%, 11/15/33	38,321
22,000	5.625%, 11/15/43	23,439
10,000	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	10,417
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	15,951
50,000	9.000%, 05/01/21	66,076
16,000	Praxair, Inc., 2.650%, 02/05/25	15,290
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	124,611
80,000	7.750%, 10/01/96	99,200

		733,992

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
44,000	3.850%, 09/30/23	45,182
40,000	5.400%, 03/29/17	43,017
80,000	6.500%, 04/01/19	92,561
55,000	Freeport-McMoRan, Inc., 4.550%, 11/14/24	51,247
13,000	Nucor Corp., 4.000%, 08/01/23	13,191
12,000	Rio Tinto Finance USA Ltd., (Australia), 3.500%, 11/02/20	12,502
29,000	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	29,020
	Teck Resources Ltd., (Canada),
26,000	3.750%, 02/01/23	22,365
42,000	4.750%, 01/15/22	39,024

		348,109

	Total Materials	1,082,101

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
33,000	2.450%, 06/30/20	32,349
69,000	3.000%, 06/30/22	66,624
14,000	3.400%, 05/15/25	13,352
140,000	3.875%, 08/15/21	144,404
10,000	4.300%, 12/15/42	8,570
23,000	4.500%, 05/15/35	21,144
26,000	4.750%, 05/15/46	23,659
205,000	5.350%, 09/01/40	201,826
100,000	5.500%, 02/01/18	109,286
45,000	6.300%, 01/15/38	49,968
25,776	BellSouth Telecommunications LLC, 6.300%, 12/15/15	26,292
50,000	Centel Capital Corp., 9.000%, 10/15/19	59,524
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.750%, 06/15/30	98,485
	GTP Acquisition Partners I LLC,
58,000	2.350%, 06/15/20 (e)	57,692
67,000	3.482%, 06/16/25 (e)	66,052
35,000	Orange S.A., (France), 2.750%, 09/14/16	35,633
	Telefonica Emisiones S.A.U., (Spain),
25,000	5.134%, 04/27/20	27,347
19,000	5.462%, 02/16/21	21,009
	Verizon Communications, Inc.,
16,000	2.625%, 02/21/20	15,964
45,000	3.000%, 11/01/21	44,394
89,000	3.500%, 11/01/24	86,567
72,000	4.400%, 11/01/34	66,654
106,000	4.500%, 09/15/20	114,346
89,000	4.522%, 09/15/48 (e)	78,188
81,000	4.672%, 03/15/55 (e)	70,466
323,000	4.862%, 08/21/46	302,301
4,000	6.400%, 09/15/33	4,584
100,000	7.750%, 12/01/30	129,777
	Verizon Pennsylvania LLC,
100,000	8.350%, 12/15/30	126,843
50,000	8.750%, 08/15/31	65,467

		2,168,767

	Wireless Telecommunication Services — 0.2%
42,000	Crown Castle Towers LLC, 3.222%, 05/15/22 (e)	41,332
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	82,242
50,000	6.800%, 08/15/18	57,089

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — continued
25,000	8.750%, 05/01/32	34,131
	Vodafone Group plc, (United Kingdom),
50,000	1.500%, 02/19/18	49,156
50,000	1.625%, 03/20/17	49,800

		313,750

	Total Telecommunication Services	2,482,517

	Utilities — 1.5%
	Electric Utilities — 1.1%
62,000	Alabama Power Co., 6.125%, 05/15/38	76,356
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,036
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	42,699
75,000	5.100%, 04/15/18	82,340
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	75,607
25,000	Duke Energy Progress, Inc., 5.300%, 01/15/19	27,861
	Electricite de France S.A., (France),
40,000	2.150%, 01/22/19 (e)	40,270
75,000	6.000%, 01/22/14 (e) (†††)	79,858
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	66,988
30,000	5.950%, 02/01/38	36,642
25,000	Georgia Power Co., 5.950%, 02/01/39	29,529
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,738
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24	136,722
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	23,546
50,000	5.300%, 10/01/41	54,107
	Niagara Mohawk Power Corp.,
19,000	3.508%, 10/01/24 (e)	19,038
40,000	4.881%, 08/15/19 (e)	43,897
25,000	Northern States Power Co., 6.250%, 06/01/36	31,623
40,000	Ohio Power Co., 6.050%, 05/01/18	44,540
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	34,717
25,000	7.000%, 09/01/22	30,757
	Pacific Gas & Electric Co.,
16,000	3.500%, 06/15/25	15,971
24,000	4.500%, 12/15/41	23,658
75,000	5.625%, 11/30/17	81,864

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Electric Utilities — continued
100,000	6.050%, 03/01/34	120,221
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	96,431
35,000	Progress Energy, Inc., 4.400%, 01/15/21	37,461
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,765
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	221,627
	Public Service Electric & Gas Co.,
83,000	3.000%, 05/15/25	81,387
28,000	5.375%, 11/01/39	32,125
	Southern California Edison Co.,
19,000	1.845%, 02/01/22	18,981
53,000	Series C, 3.500%, 10/01/23	54,370
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	61,216
200,000	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	198,567
	Virginia Electric & Power Co.,
50,000	5.400%, 04/30/18	55,371
70,000	5.950%, 09/15/17	76,906
70,000	6.350%, 11/30/37	89,277
20,000	Xcel Energy, Inc., 6.500%, 07/01/36	24,976

		2,315,045

	Gas Utilities — 0.0% (g)
50,000	Atmos Energy Corp., 4.125%, 10/15/44	47,759
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	22,079
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	27,659

		97,497

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
15,000	2.950%, 01/15/20	15,052
78,000	4.000%, 10/01/20	81,379
29,000	5.750%, 10/01/41	30,097
37,000	PSEG Power LLC, 5.125%, 04/15/20	40,851

		167,379

	Multi-Utilities — 0.3%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	38,578
42,000	4.400%, 06/01/43	41,758
96,000	5.875%, 03/15/41	113,444
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	44,017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
30,000	DTE Energy Co., 3.300%, 06/15/22 (e)	30,243
	Sempra Energy,
47,000	3.550%, 06/15/24	46,958
62,000	4.050%, 12/01/23	64,039
100,000	6.500%, 06/01/16	104,767
43,000	WEC Energy Group, Inc., 3.550%, 06/15/25	42,887

		526,691

	Total Utilities	3,106,612

	Total Corporate Bonds (Cost $32,120,031)	33,318,040

Foreign Government Securities — 0.4%
7,000	Republic of Peru, (Peru), 5.625%, 11/18/50	7,788
50,000	Republic of Poland, (Poland), 4.000%, 01/22/24	52,312
200,000	Republic of Turkey, (Turkey), 5.750%, 03/22/24	216,500
	United Mexican States, (Mexico),
203,000	3.500%, 01/21/21	206,882
200,000	3.600%, 01/30/25	197,200
58,000	4.000%, 10/02/23	59,595
48,000	5.550%, 01/21/45	51,240

	Total Foreign Government Securities (Cost $761,037)	791,517

Mortgage Pass-Through Securities — 9.8%
	Federal Home Loan Mortgage Corp.,
101,348	ARM, 2.209%, 03/01/35	107,123
52,025	ARM, 2.274%, 01/01/27	54,726
17,336	ARM, 2.333%, 04/01/30	18,310
92,417	ARM, 2.369%, 04/01/34	97,934
25,847	ARM, 2.416%, 01/01/37	27,848
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
10,596	4.500%, 08/01/18	11,035
39,227	6.500%, 10/01/17 - 02/01/19	40,436
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
16,848	6.000%, 12/01/22	19,063
34,264	6.500%, 11/01/22	39,241
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
75,099	5.500%, 10/01/33	85,088
147,517	6.000%, 04/01/26 - 02/01/39	167,126
182,016	6.500%, 11/01/25 - 11/01/34	209,444
64,994	7.000%, 04/01/35	75,804

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
3,989	8.500%, 07/01/28	4,894
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,711,005	3.500%, 04/01/33 - 06/01/42	1,776,255
418,264	4.000%, 06/01/42	446,478
42,547	7.000%, 07/01/29	47,839
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
12,080	10.000%, 01/01/20 - 09/01/20	12,365
30	12.000%, 07/01/19	30
	Federal National Mortgage Association,
297,903	ARM, 1.892%, 01/01/35	311,380
628	ARM, 1.905%, 03/01/19	647
74,206	ARM, 2.186%, 10/01/34	78,863
71,927	ARM, 2.251%, 01/01/34	76,556
7,569	ARM, 2.262%, 04/01/34	7,755
59,272	ARM, 2.277%, 07/01/33	63,235
96,716	ARM, 2.325%, 08/01/34	102,917
68,384	ARM, 2.345%, 05/01/35	72,414
70,942	ARM, 2.447%, 04/01/33	76,157
2,369	ARM, 3.720%, 03/01/29	2,519
	Federal National Mortgage Association, 15 Year, Single Family,
53,110	3.500%, 09/01/18 - 05/01/19	56,026
72,904	4.500%, 03/01/23 - 05/01/23	77,638
7,062	5.000%, 06/01/18	7,392
29,508	5.500%, 04/01/22	31,057
57,423	6.000%, 03/01/18 - 09/01/22	60,782
20,866	6.500%, 08/01/20	22,270
9	8.000%, 01/01/16	9
	Federal National Mortgage Association, 20 Year, Single Family,
35,004	4.500%, 01/01/25	37,844
235,633	5.000%, 11/01/23	259,917
55,744	6.500%, 03/01/19 - 12/01/22	64,017
	Federal National Mortgage Association, 30 Year, FHA/VA,
26,846	8.500%, 10/01/26 - 06/01/30	28,718
46,790	9.000%, 04/01/25	53,105
	Federal National Mortgage Association, 30 Year, Single Family,
211,524	3.000%, 09/01/31	211,015
30,409	4.500%, 04/01/38 - 05/01/39	32,900
74,344	5.000%, 09/01/35	82,230
24,080	5.500%, 01/01/38 - 06/01/38	27,002
101,617	6.000%, 01/01/29 - 03/01/33	116,798

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

255,871	6.500%, 09/01/25 - 11/01/36	297,143
1,518	7.000%, 08/01/32	1,629
20,439	7.500%, 03/01/30	22,231
85,657	8.000%, 03/01/27 - 11/01/28	103,348
	Federal National Mortgage Association, Other,
1,000,000	2.010%, 06/01/20	1,001,186
288,059	2.340%, 12/01/22	285,802
1,000,000	2.400%, 12/01/22 - 02/01/23	991,398
500,000	2.450%, 11/01/22	497,445
500,000	2.500%, 04/01/23	497,164
1,000,000	2.520%, 05/01/23	988,443
1,000,000	3.020%, 07/01/23	1,020,450
500,000	3.080%, 04/01/30	489,096
1,000,000	3.120%, 11/01/26	1,004,396
1,925,000	3.290%, 08/01/26	1,954,768
1,000,000	3.340%, 02/01/27	1,022,288
906,742	3.500%, 05/01/43	935,867
692,946	3.690%, 10/01/29	721,129
300,000	3.765%, 12/01/25	317,861
1,262,291	4.000%, 07/01/42	1,346,881
463,050	4.130%, 07/01/20	504,870
133,841	5.500%, 09/01/33 - 04/01/38	149,131
286,195	5.895%, 10/01/17	311,613
59,217	6.000%, 09/01/28	67,487
177,959	6.500%, 10/01/35	205,407
	Government National Mortgage Association II, 30 Year, Single Family,
2,492	7.500%, 12/20/26	2,843
52,013	8.000%, 11/20/26 - 01/20/27	61,908
2,227	8.500%, 05/20/25	2,563
312,700	Government National Mortgage Association II, Other, 2.125%, 07/20/34 - 09/20/34	323,308
111	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	112
	Government National Mortgage Association, 30 Year, Single Family,
111,712	6.000%, 05/15/37 - 10/15/38	126,923
69,531	6.500%, 03/15/28 - 12/15/38	82,509
22,778	7.000%, 12/15/25 - 06/15/33	26,606
15,020	7.500%, 05/15/23 - 09/15/28	16,396
10,552	8.000%, 09/15/22 - 10/15/27	11,898
3,191	9.000%, 11/15/24	3,640
77,839	9.500%, 10/15/24	86,032

	Total Mortgage Pass-Through Securities (Cost $20,388,700)	20,683,973

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Pension Funding, GO, 5.100%, 06/01/33	148,504

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	35,677
130,000	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	150,001

		185,678

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11 (††)	94,110

	Total Municipal Bonds (Cost $416,173)	428,292

U.S. Government Agency Securities — 13.7%
125,000	Federal Home Loan Mortgage Corp., 5.125%, 10/18/16	132,641
	Federal National Mortgage Association,
30,000	0.875%, 05/21/18	29,820
3,000,000	11.934%, 10/09/19	2,739,984
	Federal National Mortgage Association STRIPS,
6,000,000	12.201%, 09/23/20 (n)	5,348,046
630,000	12.582%, 03/23/28 (n)	411,377
	Financing Corp.,
100,000	5.647%, 09/26/19 (n)	92,698
8,000,000	10.610%, 12/06/18 (n)	7,610,048
2,000,000	13.338%, 11/02/18 (n)	1,909,610
4,100,000	Residual Funding Corp. STRIPS, 10.968%, 07/15/20 (n)	3,710,730
2,000,000	Resolution Funding Corp. STRIPS, 14.854%, 01/15/20 (n)	1,850,870
	Tennessee Valley Authority,
33,000	4.625%, 09/15/60	34,964
100,000	5.250%, 09/15/39	121,671
5,000,000	Tennessee Valley Authority STRIPS, 10.772%, 07/15/16 (n)	4,968,320

	Total U.S. Government Agency Securities (Cost $24,622,069)	28,960,779

U.S. Treasury Obligations — 28.7%
	U.S. Treasury Bonds,
1,315,000	4.375%, 02/15/38	1,617,040
150,000	4.500%, 02/15/36	188,602
175,000	4.500%, 05/15/38	218,777
815,000	5.000%, 05/15/37	1,092,164
50,000	5.250%, 02/15/29	65,246

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

300,000	5.375%, 02/15/31	403,289
200,000	6.125%, 11/15/27	277,391
50,000	6.250%, 05/15/30	72,148
10,000	6.375%, 08/15/27	14,091
338,000	8.000%, 11/15/21	461,370
	U.S. Treasury Coupon STRIPS,
1,000,000	1.540%, 11/15/19 (n)	933,422
310,000	1.750%, 02/15/20 (n)	287,330
1,790,000	1.853%, 05/15/21 (n)	1,593,039
1,660,000	2.045%, 08/15/23 (n)	1,373,346
11,173,000	2.048%, 05/15/20 (n)	10,259,160
730,000	2.118%, 05/15/19 (n)	691,703
500,000	2.226%, 11/15/23 (n)	409,506
710,000	2.339%, 02/15/21 (n)	637,475
760,000	2.414%, 05/15/22 (n)	655,324
3,540,000	2.511%, 08/15/16 (n)	3,523,737
500,000	2.516%, 11/15/22 (n)	424,896
970,000	2.518%, 02/15/22 (n)	843,367
150,000	2.536%, 02/15/18 (n)	146,472
200,000	2.614%, 05/15/25 (n)	156,132
140,000	2.615%, 05/15/28 (n)	98,214
1,150,000	2.639%, 05/15/23 (n)	957,995
2,690,000	2.705%, 02/15/23 (n)	2,266,242
300,000	2.765%, 08/15/32 (n)	178,561
27,000	2.783%, 02/15/28 (n)	19,100
200,000	2.796%, 08/15/22 (n)	171,157
350,000	2.802%, 08/15/20 (n)	319,633
110,000	2.887%, 11/15/24 (n)	87,295
615,000	2.934%, 11/15/21 (n)	539,366
50,000	2.934%, 11/15/34 (n)	27,411
250,000	2.960%, 08/15/27 (n)	180,472
65,000	2.964%, 02/15/35 (n)	35,098
2,250,000	3.110%, 05/15/32 (n)	1,352,725
23,000	3.131%, 08/15/26 (n)	17,193
250,000	3.135%, 05/15/35 (n)	133,945
250,000	3.175%, 11/15/26 (n)	185,110
400,000	3.206%, 08/15/19 (n)	376,191
50,000	3.306%, 02/15/25 (n)	39,329
825,000	3.313%, 02/15/17 (n)	817,494
350,000	3.336%, 02/15/32 (n)	212,507
700,000	3.346%, 02/15/27 (n)	513,983
200,000	3.386%, 11/15/29 (n)	132,207
275,000	3.392%, 05/15/31 (n)	171,961
300,000	3.433%, 11/15/30 (n)	192,069
925,000	3.436%, 05/15/33 (n)	533,884
710,000	3.455%, 11/15/27 (n)	507,832
300,000	3.483%, 08/15/30 (n)	193,081

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — continued
300,000	3.512%, 08/15/29 (n)	200,541
3,625,000	3.591%, 08/15/17 (n)	3,570,832
658,000	3.605%, 02/15/29 (n)	447,910
800,000	3.631%, 11/15/32 (n)	471,587
400,000	3.679%, 08/15/31 (n)	248,899
550,000	3.783%, 02/15/31 (n)	349,346
200,000	3.802%, 05/15/34 (n)	111,037
100,000	3.932%, 08/15/21 (n)	88,252
300,000	4.014%, 05/15/30 (n)	194,804
150,000	4.079%, 02/15/33 (n)	87,451
85,000	4.091%, 11/15/31 (n)	52,127
775,000	4.097%, 11/15/33 (n)	439,846
100,000	4.286%, 05/15/26 (n)	75,473
975,000	4.549%, 02/15/30 (n)	638,698
325,000	4.918%, 02/15/34 (n)	182,120
100,000	5.312%, 08/15/33 (n)	57,180
100,000	5.782%, 11/15/28 (n)	68,866
125,000	5.819%, 05/15/27 (n)	91,020
50,000	6.038%, 08/15/28 (n)	34,746
1,915,000	6.713%, 11/15/15 (n)	1,914,450
2,900,000	7.107%, 11/15/17 (n)	2,844,714
2,800,000	7.583%, 02/15/16 (n)	2,797,239
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	135,813
300,000	3.625%, 04/15/28	597,936
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	197,815
	U.S. Treasury Notes,
150,000	1.250%, 10/31/18	150,516
70,000	1.250%, 11/30/18	70,175
55,000	1.375%, 11/30/18	55,425
400,000	1.375%, 12/31/18	402,281
400,000	1.500%, 08/31/18	405,219
400,000	1.750%, 05/15/23	386,906
100,000	2.000%, 10/31/21	100,180
200,000	2.125%, 08/31/20	204,266
1,200,000	2.125%, 08/15/21	1,213,500
300,000	2.125%, 12/31/21	302,343
400,000	2.250%, 07/31/18	414,625
200,000	2.375%, 08/15/24	201,078
200,000	2.625%, 11/15/20	208,891
200,000	2.750%, 02/15/19	210,625
742,000	3.125%, 05/15/19	791,795
600,000	3.125%, 05/15/21	641,765
200,000	3.250%, 12/31/16	208,266
300,000	3.500%, 02/15/18	320,297
450,000	3.500%, 05/15/20	489,410

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

650,000	3.625%, 02/15/21	713,121
500,000	4.750%, 08/15/17	542,851

	Total U.S. Treasury Obligations (Cost $58,567,205)	60,537,319

SHARES
Short-Term Investment — 4.4%
	Investment Company — 4.4%
9,311,078	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $9,311,078)	9,311,078

	Total Investments — 99.8% (Cost $199,046,186)	210,269,601
	Other Assets in Excess of Liabilities — 0.2%	453,020

	NET ASSETS — 100.0%	$210,722,621

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2015.
CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2015. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	— Real Estate Investment Trust

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2015.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2015.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(†)	— Security matures in 2115.
(††)	— Security matures in 2111.
(†††)	— Security matures in 2114.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$200,958,523
Investments in affiliates, at value	9,311,078

Total investment securities, at value	210,269,601
Cash	93,743
Receivables:
Investment securities sold	77,755
Portfolio shares sold	327,742
Interest from non-affiliates	762,273
Dividends from affiliates	805
Other assets	8,677

Total Assets	211,540,596

LIABILITIES:
Payables:
Investment securities purchased	537,242
Portfolio shares redeemed	111,789
Accrued liabilities:
Investment advisory fees	66,394
Administration fees	13,926
Distribution fees	10,763
Custodian and accounting fees	24,598
Audit fees	44,720
Other	8,543

Total Liabilities	817,975

Net Assets	$210,722,621

NET ASSETS :
Paid-in-Capital	$200,662,183
Accumulated undistributed net investment income	2,836,845
Accumulated net realized gains (losses)	(3,999,822)
Net unrealized appreciation (depreciation)	11,223,415

Total Net Assets	$210,722,621

Net Assets:
Class 1	$157,331,588
Class 2	53,391,033

Total	$210,722,621

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	14,492,763
Class 2	4,958,548

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.86
Class 2	10.77

Cost of investments in non-affiliates	$189,735,108
Cost of investments in affiliates	9,311,078

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$3,883,100
Dividend income from affiliates	2,343

Total investment income	3,885,443

EXPENSES:
Investment advisory fees	403,156
Administration fees	82,648
Distribution fees — Class 2	61,822
Custodian and accounting fees	57,794
Professional fees	44,839
Trustees’ and Chief Compliance Officer’s fees	284
Printing and mailing costs	16,231
Transfer agent fees	1,228
Other	11,569

Total expenses	679,571

Less fees waived	(17,020)
Less expense reimbursements	(310)

Net expenses	662,241

Net investment income (loss)	3,223,202

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	338,285
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(2,580,104)

Net realized/unrealized gains (losses)	(2,241,819)

Change in net assets resulting from operations	$981,383

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,223,202	$6,827,454
Net realized gain (loss)	338,285	1,861,927
Change in net unrealized appreciation/depreciation	(2,580,104)	965,342

Change in net assets resulting from operations	981,383	9,654,723

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(5,713,322)	(6,598,583)
Class 2
From net investment income	(1,784,807)	(1,166,426)

Total distributions to shareholders	(7,498,129)	(7,765,009)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,122,614	(4,689,370)

NET ASSETS:
Change in net assets	11,605,868	(2,799,656)
Beginning of period	199,116,753	201,916,409

End of period	$210,722,621	$199,116,753

Accumulated undistributed net investment income	$2,836,845	$7,111,772

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$22,638,407	$12,525,120
Distributions reinvested	5,713,322	6,598,583
Cost of shares redeemed	(18,713,630)	(44,797,923)

Change in net assets resulting from Class 1 capital transactions	$9,638,099	$(25,674,220)

Class 2
Proceeds from shares issued	$10,157,762	$26,732,189
Distributions reinvested	1,784,807	1,166,426
Cost of shares redeemed	(3,458,054)	(6,913,765)

Change in net assets resulting from Class 2 capital transactions	$8,484,515	$20,984,850

Total change in net assets resulting from capital transactions	$18,122,614	$(4,689,370)

SHARE TRANSACTIONS:
Class 1
Issued	1,993,916	1,124,732
Reinvested	522,719	600,964
Redeemed	(1,665,009)	(4,024,440)

Change in Class 1 Shares	851,626	(2,298,744)

Class 2
Issued	912,735	2,420,332
Reinvested	164,650	107,011
Redeemed	(309,469)	(624,319)

Change in Class 2 Shares	767,916	1,903,024

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2015 (Unaudited)	$11.19	$0.16		$(0.08)	$0.08	$(0.41)
Year Ended December 31, 2014	11.09	0.38	(f)	0.16	0.54	(0.44)
Year Ended December 31, 2013	11.78	0.44	(f)	(0.60)	(0.16)	(0.53)
Year Ended December 31, 2012	11.71	0.51	(f)	0.10	0.61	(0.54)
Year Ended December 31, 2011	11.54	0.54	(f)	0.28	0.82	(0.65)
Year Ended December 31, 2010	10.99	0.57	(f)	0.42	0.99	(0.44)

Class 2
Six Months Ended June 30, 2015 (Unaudited)	11.10	0.15		(0.09)	0.06	(0.39)
Year Ended December 31, 2014	11.01	0.35	(f)	0.16	0.51	(0.42)
Year Ended December 31, 2013	11.72	0.40	(f)	(0.59)	(0.19)	(0.52)
Year Ended December 31, 2012	11.68	0.47	(f)	0.11	0.58	(0.54)
Year Ended December 31, 2011	11.51	0.50	(f)	0.29	0.79	(0.62)
Year Ended December 31, 2010	10.97	0.54	(f)	0.42	0.96	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.86	0.66%	$157,331,588	0.60%	3.26%	0.61%	8%
11.19	4.92	152,618,612	0.59	3.40	0.64	18
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13
11.78	5.33	208,061,368	0.60	4.36	0.62	8
11.71	7.46	225,138,765	0.59	4.74	0.61	9
11.54	9.24	245,677,262	0.60	5.06	0.62	10

10.77	0.49	53,391,033	0.85	3.01	0.86	8
11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13
11.72	5.07	9,330,945	0.85	4.00	0.87	8
11.68	7.21	1,800,570	0.84	4.33	0.84	9
11.51	8.97	19,644	0.85	4.80	0.88	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at June 30, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$5,113,936	$4,278,251	$9,392,187
Collateralized Mortgage Obligations
Agency CMO	—	30,046,492	—	30,046,492
Non-Agency CMO	—	11,028,137	1,610,691	12,638,828

Total Collateralized Mortgage Obligations	—	41,074,629	1,610,691	42,685,320

Commercial Mortgage-Backed Securities	—	4,092,833	68,263	4,161,096
Corporate Bonds
Consumer Discretionary	—	2,690,335	—	2,690,335
Consumer Staples	—	1,302,386	—	1,302,386
Energy	—	4,112,924	—	4,112,924
Financials	—	13,010,957	105,875	13,116,832
Health Care	—	1,091,753	—	1,091,753
Industrials	—	1,778,609	—	1,778,609
Information Technology	—	2,553,971	—	2,553,971
Materials	—	1,082,101	—	1,082,101
Telecommunication Services	—	2,358,773	123,744	2,482,517
Utilities	—	3,106,612	—	3,106,612

Total Corporate Bonds	—	33,088,421	229,619	33,318,040

Foreign Government Securities	—	791,517	—	791,517
Mortgage Pass-Through Securities	—	20,683,973	—	20,683,973
Municipal Bonds	—	428,292	—	428,292
U.S. Government Agency
Securities	—	28,960,779	—	28,960,779
U.S. Treasury Obligations	—	60,537,319	—	60,537,319
Short-Term Investment
Investment Company	9,311,078	—	—	9,311,078

Total Investments in Securities	$9,311,078	$194,771,699	$6,186,824	$210,269,601

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2015.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were in used in determining fair value:

	Balance as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015
Investments in Securities
Asset-Backed Securities	$2,726,882	$2	$5,179	$189	$2,382,798	$(836,799)	$—	$—	$4,278,251
Collateralized Mortgage Obligations
Non-Agency CMO	1,872,949	—	15,579	(16,784)	—	(187,242)	—	(73,811)	1,610,691
Commercial Mortgage-Backed Securities	94,580	—	(479)	(25,838)	—	—	—	—	68,263
Corporate Bonds — Financials	103,250	—	2,625	—	—	—	—	—	105,875
Corporate Bonds — Industrials	91,372	—	—	—	—	—	—	(91,372)	—
Corporate Bonds —Telecommunication Services	127,314	—	(3,570)	—	125,000	(125,000)	—	—	123,744

Total	$5,016,347	$2	$19,334	$(42,433)	$2,507,798	$(1,149,041)	$—	$(165,183)	$6,186,824

(¹)	Purchases include all purchases of securities and securities received in corporate actions.
(²)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into and out of Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $19,584. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,282,183	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (11.01%)
			Constant Default Rate	0.00% - 10.00% (4.48%)
			Yield (Discount Rate of Cash Flows)	1.54% - 5.36% (3.74%)

Asset-Backed Securities	1,282,183

	1,519,441	Discounted Cash Flow	Constant Prepayment Rate	4.00% - 35.79% (12.17%)
			Constant Default Rate	0.00% - 7.53% (3.25%)
			PSA Prepayment Model	353.00% - 383.00% (378.54%)
			Yield (Discount Rate of Cash Flows)	0.54% - 14.88% (4.61%)

Collateralized Mortgage Obligations	1,519,441

	68,263	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	1.04% - 1.10% (1.09%)

Commercial Mortgage-Backed Securities	68,263

Total	$2,869,887

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At June 30, 2015, the value of these investments was $3,316,937. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of June 30, 2015, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A under the Securities Act.

The value and percentage of net assets of securities deemed to be illiquid as of June 30, 2015 were $105,875 and 0.1%, respectively.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

For the six months ended June 30, 2015, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$7,629	$5,074	$12,703	$310

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2015 was $4,317.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2015, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$12,928,165	$12,066,153	$7,372,375	$4,584,343

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$199,046,186	$12,429,133	$1,205,718	$11,223,415

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2014, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$4,334,221	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,006.60	$2.99	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	1,004.90	4.23	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-JPMITCBP-615

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2015 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth.”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis was the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29 granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

July 30, 2015 (Unaudited) (continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(0.52)%
Russell Midcap Index	2.35%

Net Assets as of 6/30/2015	$42,609,174

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

U.S. equities produced modest gains for investors in the first half of the year. Corporate earnings results and forecasts declined somewhat during the period amid headwinds from a strong U.S. dollar and slower economic growth. While U.S. equity indexes hit several closing highs in the first quarter of 2015, over the six month period they were closer to flat than any other six month period since reliable recordkeeping began in 1928. The Standard & Poor’s 500 Index returned 1.23% for the six months ended June 30, 2015.

Overall, small cap stocks outperformed mid cap and large cap stocks, while growth stocks outperformed value stocks during the reporting period. For the six month reporting period, the Russell 2000 Index returned 4.75% compared with a 2.35% return for the Russell Midcap Index and 1.71% for the Russell 1000 Index.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended June 30, 2015. The Portfolio’s security selection in the software & services and semiconductors sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the energy and finance sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Micron Technology Inc., Rovi Corp. and Southwest Airlines Co. Shares of Micron Technology, a semiconductor maker, fell after reporting a sharp drop in revenue amid declining demand and falling prices for semiconductors. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Southwest Airlines, which was not held in the Benchmark, fell along with the shares of other airlines amid investor worries that U.S. carriers were pursuing market share growth at the expense of profit growth.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Lear Corp., Hologic Inc. and Humana Inc. Shares of Lear, a maker of automobile seating, rose on healthy earnings growth and a potential split of the company into two entities, which could benefit shareholders. Shares of Hologic, a maker of medical devices, strengthened after the company issued a better-than-expected forecast for earnings and revenue. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team employed a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aimed to capitalize on these market inefficiencies by targeting what it believed were attractively valued stocks with strong fundamentals and momentum characteristics, and sought to sell these stocks when they no longer exhibited these criteria. A disciplined quantitative ranking methodology was utilized to identify attractive stocks in each sector, a process that was combined with qualitative research and value-added trading. The Portfolio was constructed with limited sector bets so that stock selection was typically the primary driver of relative performance. During the year, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ManpowerGroup, Inc.	2.1%
2.	Bunge Ltd.	2.1
3.	Jones Lang LaSalle, Inc.	2.0
4.	Huntington Ingalls Industries, Inc.	1.9
5.	AmerisourceBergen Corp.	1.9
6.	AECOM	1.7
7.	Lear Corp.	1.7
8.	Southwest Airlines Co.	1.6
9.	Hologic, Inc.	1.5
10.	Ross Stores, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.4%
Information Technology	15.6
Industrials	13.8
Consumer Discretionary	13.7
Health Care	11.3
Energy	6.0
Consumer Staples	5.8
Materials	5.2
Utilities	5.1
Telecommunication Services	1.0
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	(0.52)%	6.12%	18.17%	9.01%
CLASS 2 SHARES	August 16, 2006	(0.64)	5.84	17.87	8.77

*	Not Annualized.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 13.7%
	Auto Components — 2.1%
5,750	Goodyear Tire & Rubber Co. (The)	173,362
6,325	Lear Corp.	710,045

		883,407

	Diversified Consumer Services — 0.1%
1,200	ServiceMaster Global Holdings, Inc. (a)	43,404

	Hotels, Restaurants & Leisure — 0.6%
25	Chipotle Mexican Grill, Inc. (a)	15,125
3,450	Darden Restaurants, Inc.	245,226

		260,351

	Household Durables — 0.5%
3,887	Jarden Corp. (a)	201,152

	Internet & Catalog Retail — 1.4%
14,175	Groupon, Inc. (a)	71,300
6,850	Liberty Interactive Corp. QVC Group, Class A (a)	190,088
7,925	Liberty Ventures, Series A (a)	311,215

		572,603

	Media — 1.8%
4,975	Cablevision Systems Corp., Class A	119,102
1,000	Charter Communications, Inc., Class A (a)	171,250
8,975	Interpublic Group of Cos., Inc. (The)	172,948
5,600	John Wiley & Sons, Inc., Class A	304,472

		767,772

	Multiline Retail — 1.9%
3,950	Dillard’s, Inc., Class A	415,500
5,900	Macy’s, Inc.	398,073

		813,573

	Specialty Retail — 4.1%
17,900	Best Buy Co., Inc.	583,719
800	Murphy USA, Inc. (a)	44,656
12,500	Ross Stores, Inc.	607,625
23,975	Staples, Inc.	367,057
1,050	Ulta Salon Cosmetics & Fragrance, Inc. (a)	162,173

		1,765,230

	Textiles, Apparel & Luxury Goods — 1.2%
800	Carter’s, Inc.	85,040
4,000	Skechers U.S.A., Inc., Class A (a)	439,160

		524,200

	Total Consumer Discretionary	5,831,692

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.8%
	Food & Staples Retailing — 1.0%
5,700	Kroger Co. (The)	413,307

	Food Products — 3.8%
10,175	Bunge Ltd.	893,365
4,850	Ingredion, Inc.	387,078
7,750	Tyson Foods, Inc., Class A	330,383

		1,610,826

	Personal Products — 0.6%
4,300	Herbalife Ltd. (a)	236,887

	Tobacco — 0.4%
2,473	Reynolds American, Inc.	184,608

	Total Consumer Staples	2,445,628

	Energy — 6.0%
	Energy Equipment & Services — 1.3%
426	Baker Hughes, Inc.	26,284
2,275	Cameron International Corp. (a)	119,142
14,100	Nabors Industries Ltd., (Bermuda)	203,463
5,175	Rowan Cos. plc, Class A	109,244
9,275	Seadrill Ltd., (Bermuda)	95,903

		554,036

	Oil, Gas & Consumable Fuels — 4.7%
1,750	Cimarex Energy Co.	193,042
6,425	EQT Corp.	522,610
13,200	Marathon Oil Corp.	350,328
1,800	Marathon Petroleum Corp.	94,158
2,700	Murphy Oil Corp.	112,239
1,900	Newfield Exploration Co. (a)	68,628
390	Noble Energy, Inc.	16,645
3,475	PBF Energy, Inc., Class A	98,760
1,100	QEP Resources, Inc.	20,361
1,700	Valero Energy Corp.	106,420
6,200	World Fuel Services Corp.	297,290
9,425	WPX Energy, Inc. (a)	115,739

		1,996,220

	Total Energy	2,550,256

	Financials — 20.3%
	Banks — 3.1%
3,075	East West Bancorp, Inc.	137,821
1,375	Fifth Third Bancorp	28,628
4,800	Huntington Bancshares, Inc.	54,288
15,825	KeyCorp	237,692
3,625	PacWest Bancorp	169,505

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
17,000	Regions Financial Corp.	176,120
675	Signature Bank (a)	98,813
3,000	SVB Financial Group (a)	431,940

		1,334,807

	Capital Markets — 1.2%
950	Affiliated Managers Group, Inc. (a)	207,670
975	E*TRADE Financial Corp. (a)	29,201
3,350	Lazard Ltd., (Bermuda), Class A	188,404
525	Northern Trust Corp.	40,142
500	Raymond James Financial, Inc.	29,790
900	TD Ameritrade Holding Corp.	33,138

		528,345

	Consumer Finance — 1.8%
9,425	Discover Financial Services	543,068
6,175	Synchrony Financial (a)	203,343

		746,411

	Diversified Financial Services — 0.7%
375	Intercontinental Exchange, Inc.	83,854
3,400	MSCI, Inc.	209,270

		293,124

	Insurance — 4.4%
3,450	Allied World Assurance Co. Holdings AG, (Switzerland)	149,109
3,525	American Financial Group, Inc.	229,266
200	American National Insurance Co.	20,464
1,075	Aon plc, (United Kingdom)	107,156
1,300	Arch Capital Group Ltd., (Bermuda) (a)	87,048
400	Aspen Insurance Holdings Ltd., (Bermuda)	19,160
1,700	Assurant, Inc.	113,900
5,800	Assured Guaranty Ltd., (Bermuda)	139,142
850	Axis Capital Holdings Ltd., (Bermuda)	45,364
1,025	Endurance Specialty Holdings Ltd., (Bermuda)	67,342
400	Everest Re Group Ltd., (Bermuda)	72,804
697	FNF Group	25,782
2,575	Hanover Insurance Group, Inc. (The)	190,627
2,300	Hartford Financial Services Group, Inc. (The)	95,611
1,575	Lincoln National Corp.	93,271
2,100	Principal Financial Group, Inc.	107,709
1,075	Torchmark Corp.	62,587
4,850	Unum Group	173,388
1,625	Validus Holdings Ltd., (Bermuda)	71,484

		1,871,214

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.1%
4,000	Annaly Capital Management, Inc. (m)	36,760
3,875	Apartment Investment & Management Co., Class A (m)	143,104
150	AvalonBay Communities, Inc. (m)	23,980
425	Boston Properties, Inc. (m)	51,442
3,725	Brandywine Realty Trust (m)	49,468
6,375	Brixmor Property Group, Inc. (m)	147,454
700	Camden Property Trust (m)	51,996
850	Corrections Corp. of America (m)	28,118
975	Crown Castle International Corp. (m)	78,292
1,575	Douglas Emmett, Inc. (m)	42,431
14,075	Duke Realty Corp. (m)	261,373
2,275	Equity Commonwealth (a) (m)	58,399
2,350	Equity LifeStyle Properties, Inc. (m)	123,563
1,000	Equity Residential (m)	70,170
950	Extra Space Storage, Inc. (m)	61,959
700	Health Care REIT, Inc. (m)	45,941
7,360	Hospitality Properties Trust (m)	212,115
4,875	Host Hotels & Resorts, Inc. (m)	96,671
725	Mid-America Apartment Communities, Inc. (m)	52,787
3,175	NorthStar Realty Finance Corp. (m)	50,483
1,925	Post Properties, Inc. (m)	104,662
875	Regency Centers Corp. (m)	51,608
5,500	Retail Properties of America, Inc., Class A (m)	76,615
400	SL Green Realty Corp. (m)	43,956
1,700	Taubman Centers, Inc. (m)	118,150
1,847	Ventas, Inc. (m)	114,680
2,325	Vornado Realty Trust (m)	220,712
15,600	Weyerhaeuser Co. (m)	491,400
1,750	WP Carey, Inc. (m)	103,145

		3,011,434

	Real Estate Management & Development — 2.0%
600	CBRE Group, Inc., Class A (a)	22,200
4,975	Jones Lang LaSalle, Inc.	850,725

		872,925

	Total Financials	8,658,260

	Health Care — 11.3%
	Biotechnology — 2.5%
1,700	Alnylam Pharmaceuticals, Inc. (a)	203,779
1,900	BioMarin Pharmaceutical, Inc. (a)	259,882
400	Intercept Pharmaceuticals, Inc. (a)	96,552
1,300	Juno Therapeutics, Inc. (a)	69,329
1,600	Medivation, Inc. (a)	182,720

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
1,125	Puma Biotechnology, Inc. (a)	131,344
600	Receptos, Inc. (a)	114,030

		1,057,636

	Health Care Equipment & Supplies — 3.1%
225	Cooper Cos., Inc. (The)	40,043
2,275	Edwards Lifesciences Corp. (a)	324,028
16,350	Hologic, Inc. (a)	622,281
3,000	Zimmer Biomet Holdings, Inc.	327,690

		1,314,042

	Health Care Providers & Services — 4.0%
7,475	AmerisourceBergen Corp.	794,891
725	Cigna Corp.	117,450
5,875	Community Health Systems, Inc. (a)	369,949
1,600	Health Net, Inc. (a)	102,592
1,300	Humana, Inc.	248,664
2,325	Premier, Inc., Class A (a)	89,420

		1,722,966

	Pharmaceuticals — 1.7%
2,400	Akorn, Inc. (a)	104,784
3,200	Endo International plc, (Ireland) (a)	254,880
300	Jazz Pharmaceuticals plc, (Ireland) (a)	52,821
1,625	Perrigo Co. plc, (Ireland)	300,349

		712,834

	Total Health Care	4,807,478

	Industrials — 13.7%
	Aerospace & Defense — 3.4%
7,141	Huntington Ingalls Industries, Inc.	804,005
2,900	L-3 Communications Holdings, Inc.	328,802
175	Northrop Grumman Corp.	27,760
875	Orbital ATK, Inc.	64,190
3,825	Spirit AeroSystems Holdings, Inc., Class A (a)	210,796

		1,435,553

	Airlines — 2.1%
5,425	Delta Air Lines, Inc.	222,859
20,300	Southwest Airlines Co.	671,727

		894,586

	Commercial Services & Supplies — 1.4%
15,875	KAR Auction Services, Inc.	593,725

	Construction & Engineering — 2.3%
22,250	AECOM (a)	736,030
1,600	Fluor Corp.	84,816
4,100	Jacobs Engineering Group, Inc. (a)	166,542

		987,388

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.1%
1,525	Babcock & Wilcox Co. (The) (a)	50,020

	Machinery — 2.2%
4,250	Crane Co.	249,603
4,050	Ingersoll-Rand plc	273,051
3,395	Parker-Hannifin Corp.	394,940

		917,594

	Professional Services — 2.1%
10,100	ManpowerGroup, Inc.	902,738

	Road & Rail — 0.1%
900	Landstar System, Inc.	60,183

	Total Industrials	5,841,787

	Information Technology — 15.6%
	Communications Equipment — 0.5%
1,275	Harris Corp.	98,060
5,075	Juniper Networks, Inc.	131,798

		229,858

	Internet Software & Services — 2.5%
1,587	Equinix, Inc. (m)	403,098
3,125	IAC/InterActiveCorp	248,938
10,800	Twitter, Inc. (a)	391,176

		1,043,212

	IT Services — 4.8%
100	Alliance Data Systems Corp. (a)	29,194
7,200	Booz Allen Hamilton Holding Corp.	181,728
3,600	Computer Sciences Corp.	236,304
12,850	Leidos Holdings, Inc.	518,754
13,625	Vantiv, Inc., Class A (a)	520,339
52,575	Xerox Corp.	559,398

		2,045,717

	Semiconductors & Semiconductor Equipment — 3.5%
18,525	Applied Materials, Inc.	356,050
3,200	First Solar, Inc. (a)	150,336
2,150	Lam Research Corp.	174,902
17,950	Marvell Technology Group Ltd., (Bermuda)	236,671
10,350	Micron Technology, Inc. (a)	194,994
14,375	ON Semiconductor Corp. (a)	168,044
2,075	Skyworks Solutions, Inc.	216,008

		1,497,005

	Software — 1.4%
4,900	CA, Inc.	143,521
6,200	Cadence Design Systems, Inc. (a)	121,892
3,150	Citrix Systems, Inc. (a)	221,004

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
1,925	Electronic Arts, Inc. (a)	128,012

		614,429

	Technology Hardware, Storage & Peripherals — 2.9%
12,025	Lexmark International, Inc., Class A	531,505
7,425	NCR Corp. (a)	223,492
4,575	SanDisk Corp.	266,357
2,475	Western Digital Corp.	194,090

		1,215,444

	Total Information Technology	6,645,665

	Materials — 5.2%
	Chemicals — 1.8%
1,625	Ashland, Inc.	198,087
2,525	Cabot Corp.	94,157
625	Huntsman Corp.	13,794
4,132	PPG Industries, Inc.	474,023

		780,061

	Containers & Packaging — 1.3%
950	Avery Dennison Corp.	57,893
3,625	Crown Holdings, Inc. (a)	191,799
3,025	Rock-Tenn Co., Class A	182,105
2,450	Sealed Air Corp.	125,881

		557,678

	Metals & Mining — 1.3%
3,450	Alcoa, Inc.	38,467
475	Compass Minerals International, Inc.	39,017
425	Nucor Corp.	18,730
16,425	Steel Dynamics, Inc.	340,244
6,000	United States Steel Corp.	123,720

		560,178

	Paper & Forest Products — 0.8%
2,350	Domtar Corp., (Canada)	97,290
4,575	International Paper Co.	217,724

		315,014

	Total Materials	2,212,931

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.7%
59,900	Frontier Communications Corp.	296,505

	Wireless Telecommunication Services — 0.3%
1,100	SBA Communications Corp., Class A (a)	126,467

	Total Telecommunication Services	422,972

	Utilities — 5.1%
	Electric Utilities — 0.5%
2,900	Entergy Corp.	204,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
375	Pinnacle West Capital Corp.	21,334

		225,784

	Gas Utilities — 0.9%
11,512	UGI Corp.	396,588

	Independent Power & Renewable Electricity Producers — 0.6%
18,350	AES Corp.	243,321

	Multi-Utilities — 3.1%
1,825	Alliant Energy Corp.	105,339
2,275	Ameren Corp.	85,722
5,880	CenterPoint Energy, Inc.	111,896
5,475	CMS Energy Corp.	174,324
1,675	Consolidated Edison, Inc.	96,949
2,925	DTE Energy Co.	218,322
4,400	Public Service Enterprise Group, Inc.	172,832
2,700	Sempra Energy	267,138
4,825	TECO Energy, Inc.	85,210

		1,317,732

	Total Utilities	2,183,425

	Total Common Stocks (Cost $35,369,196)	41,600,094

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
6,425	Safeway, Inc., Casa Ley CVR, expiring 1/30/2018 (a) (i)	418
6,425	Safeway, Inc., PDC CVR, expiring 1/30/2017 (a) (i)	321

	Total Rights (Cost $—)	739

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
913,079	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $913,079)	913,079

	Total Investments — 99.8% (Cost $36,282,275)	42,513,912
	Other Assets in Excess of Liabilities — 0.2% (c)	95,262

	NET ASSETS — 100.0%	$42,609,174

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	S&P Mid Cap 400	09/18/15	USD	$1,048,670	$(17,154)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

CVR	— Contingent Value Rights
PDC	— Property Development Center
REIT	— Real Estate Investment Trust.
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$41,600,833
Investments in affiliates, at value	913,079

Total investment securities, at value	42,513,912
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	3,586,353
Portfolio shares sold	1,206
Dividends from non-affiliates	45,742
Dividends from affiliates	67
Variation margin on futures contracts	948

Total Assets	46,238,228

LIABILITIES:
Payables:
Due to custodian	30
Investment securities purchased	3,554,689
Portfolio shares redeemed	8,103
Accrued liabilities:
Investment advisory fees	21,465
Administration fees	1,847
Distribution fees	907
Custodian and accounting fees	11,057
Other	30,956

Total Liabilities	3,629,054

Net Assets	$42,609,174

NET ASSETS:
Paid-in-Capital	$32,562,425
Accumulated undistributed net investment income	135,933
Accumulated net realized gains (losses)	3,696,333
Net unrealized appreciation (depreciation)	6,214,483

Total Net Assets	$42,609,174

Net Assets:
Class 1	$38,068,330
Class 2	4,540,844

Total	$42,609,174

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,845,521
Class 2	221,656

Net Asset Value, offering and redemption price per share (a):
Class 1	$20.63
Class 2	20.49

Cost of investments in non-affiliates	$35,369,196
Cost of investments in affiliates	913,079

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS END JUNE 30, 2015 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$321,312
Dividend income from affiliates	313

Total investment income	321,625

EXPENSES:
Investment advisory fees	140,469
Administration fees	17,721
Distribution fees — Class 2	3,959
Custodian and accounting fees	15,695
Professional fees	21,828
Trustees’ and Chief Compliance Officer’s fees	60
Printing and mailing costs	11,261
Transfer agent fees	632
Other	4,231

Total expenses	215,856

Less fees waived	(18,227)
Less expense reimbursements	(55)

Net expenses	197,574

Net investment income (loss)	124,051

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,679,088
Futures	92,037

Net realized gain (loss)	3,771,125

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(4,116,664)
Futures	(24,680)

Change in net unrealized appreciation/depreciation	(4,141,344)

Net realized/unrealized gains (losses)	(370,219)

Change in net assets resulting from operations	$(246,168)

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$124,051	$302,957
Net realized gain (loss)	3,771,125	6,157,184
Change in net unrealized appreciation/depreciation	(4,141,344)	(488,694)

Change in net assets resulting from operations	(246,168)	5,971,447

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(249,528)	(249,380)
From net realized gains	(5,576,903)	(5,234,029)
Class 2
From net investment income	(23,958)	(630)
From net realized gains	(562,099)	(14,491)

Total distributions to shareholders	(6,412,488)	(5,498,530)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,085,711	2,530,865

NET ASSETS:
Change in net assets	(572,945)	3,003,782
Beginning of period	43,182,119	40,178,337

End of period	$42,609,174	$43,182,119

Accumulated undistributed net investment income	$135,933	$285,368

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,314,674	$2,964,094
Distributions reinvested	5,826,431	5,483,409
Cost of shares redeemed	(4,354,607)	(7,717,357)

Change in net assets resulting from Class 1 capital transactions	$2,786,498	$730,146

Class 2
Proceeds from shares issued	$3,362,275	$1,855,713
Distributions reinvested	586,057	15,121
Cost of shares redeemed	(649,119)	(70,115)

Change in net assets resulting from Class 2 capital transactions	$3,299,213	$1,800,719

Total change in net assets resulting from capital transactions	$6,085,711	$2,530,865

SHARE TRANSACTIONS:
Class 1
Issued	55,552	126,740
Reinvested	273,029	256,233
Redeemed	(180,655)	(327,192)

Change in Class 1 Shares	147,926	55,781

Class 2
Issued	141,546	80,051
Reinvested	27,644	709
Redeemed	(27,244)	(3,068)

Change in Class 2 Shares	141,946	77,692

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2015 (Unaudited)	$24.30	$0.07	(f)	$(0.07)	$— (g)	$(0.16)	$(3.51)	$(3.67)
Year Ended December 31, 2014	24.44	0.18	(f)(h)(i)	3.22	3.40	(0.16)	(3.38)	(3.54)
Year Ended December 31, 2013	17.58	0.13	(f)	6.95	7.08	(0.22)	—	(0.22)
Year Ended December 31, 2012	15.26	0.21	(f)(j)	2.24	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2011	15.62	0.12	(f)	(0.34)	(0.22)	(0.14)	—	(0.14)
Year Ended December 31, 2010	13.23	0.11	(f)	2.46	2.57	(0.18)	—	(0.18)

Class 2
Six Months Ended June 30, 2015 (Unaudited)	24.18	0.05	(f)	(0.08)	(0.03)	(0.15)	(3.51)	(3.66)
Year Ended December 31, 2014	24.38	0.19	(f)(h)(i)	3.14	3.33	(0.15)	(3.38)	(3.53)
Year Ended December 31, 2013	17.54	0.09	(f)	6.93	7.02	(0.18)	—	(0.18)
Year Ended December 31, 2012	15.23	0.17	(f)(j)	2.23	2.40	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08	(f)	(0.35)	(0.27)	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(f)	2.46	2.54	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.11 and $0.12 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.49% and 0.53% for Class 1 and Class 2 Shares, respectively.
(i)	Net investment income (loss) may appear disproportionate between classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$20.63	(0.52)%	$38,068,330	0.90%	0.59%		0.98%	46%
24.30	15.86	41,254,648	0.90	0.76	(h)(i)	1.03	54
24.44	40.59	40,129,143	0.89	0.62		1.00	57
17.58	16.13	36,038,129	0.90	1.28	(j)	1.02	54
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47
15.62	19.52	38,556,642	0.90	0.81		1.22	46

20.49	(0.64)	4,540,844	1.15	0.42		1.23	46
24.18	15.56	1,927,471	1.14	0.81	(h)(i)	1.28	54
24.38	40.27	49,194	1.14	0.41		1.24	57
17.54	15.82	18,799	1.15	1.00	(j)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47
15.60	19.24	16,528	1.15	0.57		1.48	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$5,831,692	$—	$—	$5,831,692
Consumer Staples	2,445,628	—	—	2,445,628
Energy	2,550,256	—	—	2,550,256
Financials	8,658,260	—	—	8,658,260
Health Care	4,807,478	—	—	4,807,478
Industrials	5,841,787	—	—	5,841,787
Information Technology	6,645,665	—	—	6,645,665
Materials	2,212,931	—	—	2,212,931
Telecommunication Services	422,972	—	—	422,972
Utilities	2,183,425	—	—	2,183,425

Total Common Stocks	41,600,094	—	—	41,600,094

Rights
Consumer Staples	—	—	739	739
Short-Term Investment
Investment Company	913,079	—	—	913,079

Total Investments in Securities	$42,513,173	$—	$739	$42,513,912

Depreciation in Other Financial Instruments
Futures Contracts	$(17,154)	$—	$—	$(17,154)

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of June 30, 2015, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A under the Securities Act.

The value and percentage of net assets of securities deemed to be illiquid held as of June 30, 2015, were $739 and 0.0%, respectively.

C. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2015:

Futures Contracts:
Average Notional Balance Long	$854,779
Ending Notional Balance Long	1,048,670

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

For the six months ended June 30, 2015, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursement
$10,407	$6,938	$17,345	$55

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2015 was $882.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2015, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$19,665,461	$20,488,537

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$36,282,275	$7,467,140	$1,235,503	$6,231,637

At December 31, 2014, the Portfolio did not have any net capital loss carry forwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$994.80	$4.45	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	993.60	5.68	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-JPMITIMCP-615

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2015 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth.”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis was the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29 granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

July 30, 2015 (Unaudited) (continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	1.64%
Russell Midcap Value Index	0.41%

Net Assets as of 6/30/2015	$469,209,783

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. equities produced modest gains for investors in the first half of the year. Corporate earnings results and forecasts declined somewhat during the period amid headwinds from a strong U.S. dollar and slower economic growth. While U.S. equity indexes hit several closing highs in the first quarter of 2015, over the six month period they were closer to flat than any other six month period since reliable recordkeeping began in 1928. The Standard & Poor’s 500 Index returned 1.23% for the six months ended June 30, 2015.

Overall, small cap stocks outperformed mid cap and large cap stocks, while growth stocks outperformed value stocks during the reporting period. For the six month reporting period, the Russell 2000 Index returned 4.75% compared with a 2.35% return for the Russell Midcap Index and 1.71% for the Russell 1000 Index.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2015. The Portfolio’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the financials sector and its underweight position in the health care sector were leading detractors from relative performance.

Leading contributors to the Portfolio’s relative performance included Cigna Corp., Tegna Inc., and Humana Inc. Shares of Cigna and Humana, both health insurance companies, rose on expectations that the companies would be acquired in separate transactions at a premium for shareholders. Shares of Tegna, a broadcasting company, rose following its spinoff from Gannett Co.

Leading individual detractors from relative performance included Questar Corp., CenterPoint Energy Inc. and Westar Energy Inc. Shares of Questar, an integrated natural gas company, declined on a weak outlook for natural gas prices. Shares of CenterPoint and Westar, both electric utilities, weakened amid investor expectations that rising interest rates would make dividend yields of utility stocks less attractive relative to bond yields.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while the health care sector was the largest underweight position in the Portfolio.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cigna Corp.	1.7%
2.	Kohl’s Corp.	1.7
3.	Mohawk Industries, Inc.	1.7
4.	Humana, Inc.	1.6
5.	Energen Corp.	1.6
6.	Jack Henry & Associates, Inc.	1.5
7.	Loews Corp.	1.5
8.	Fifth Third Bancorp	1.5
9.	Arrow Electronics, Inc.	1.4
10.	Synopsys, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.6%
Consumer Discretionary	18.8
Industrials	9.4
Utilities	8.6
Information Technology	8.6
Health Care	6.5
Consumer Staples	5.9
Materials	5.1
Energy	4.4
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	1.64%	8.19%	18.71%	9.48%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from June 30, 2005 to June 30, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 18.9%
	Distributors — 0.6%
33,620	Genuine Parts Co.	3,009,999

	Hotels, Restaurants & Leisure — 1.4%
37,416	Marriott International, Inc., Class A	2,783,377
43,580	Starwood Hotels & Resorts Worldwide, Inc.	3,533,902

		6,317,279

	Household Durables — 2.7%
98,580	Jarden Corp. (a)	5,101,515
40,680	Mohawk Industries, Inc. (a)	7,765,812

		12,867,327

	Internet & Catalog Retail — 1.3%
57,080	Expedia, Inc.	6,241,698

	Media — 3.3%
55,752	CBS Corp. (Non-Voting), Class B	3,094,236
74,190	DISH Network Corp., Class A (a)	5,023,405
63,808	Gannett Co., Inc. (a)	892,667
127,615	TEGNA, Inc.	4,092,613
98,710	Time, Inc.	2,271,317

		15,374,238

	Multiline Retail — 2.5%
125,040	Kohl’s Corp.	7,828,754
51,990	Nordstrom, Inc.	3,873,255

		11,702,009

	Specialty Retail — 5.7%
7,818	AutoZone, Inc. (a)	5,213,824
77,510	Bed Bath & Beyond, Inc. (a)	5,346,640
148,000	Best Buy Co., Inc.	4,826,280
148,260	Gap, Inc. (The)	5,659,084
59,610	Tiffany & Co.	5,472,198

		26,518,026

	Textiles, Apparel & Luxury Goods — 1.4%
37,630	PVH Corp.	4,334,976
30,550	V.F. Corp.	2,130,557

		6,465,533

	Total Consumer Discretionary	88,496,109

	Consumer Staples — 5.9%
	Beverages — 1.6%
31,230	Constellation Brands, Inc., Class A	3,623,304
54,551	Dr. Pepper Snapple Group, Inc.	3,976,768

		7,600,072

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.4%
89,667	Kroger Co. (The)	6,501,754
545,600	Rite Aid Corp. (a)	4,555,760

		11,057,514

	Food Products — 0.8%
42,190	Hershey Co. (The)	3,747,738

	Household Products — 1.1%
37,630	Energizer Holdings, Inc.	4,950,227
3,800	Energizer SpinCo, Inc. (a) (w)	129,200

		5,079,427

	Total Consumer Staples	27,484,751

	Energy — 4.4%
	Oil, Gas & Consumable Fuels — 4.4%
111,300	Energen Corp.	7,601,790
76,260	EQT Corp.	6,202,988
77,110	PBF Energy, Inc., Class A	2,191,466
210,660	Southwestern Energy Co. (a)	4,788,302

	Total Energy	20,784,546

	Financials — 29.6%
	Banks — 7.0%
126,390	Citizens Financial Group, Inc.	3,451,711
38,620	City National Corp.	3,490,862
331,800	Fifth Third Bancorp	6,908,076
55,780	First Republic Bank	3,515,813
155,550	Huntington Bancshares, Inc.	1,759,271
47,160	M&T Bank Corp.	5,891,699
147,160	SunTrust Banks, Inc.	6,330,823
47,610	Zions Bancorporation	1,510,903

		32,859,158

	Capital Markets — 4.5%
47,900	Ameriprise Financial, Inc.	5,984,147
111,180	Invesco Ltd.	4,168,138
49,500	Legg Mason, Inc.	2,550,735
42,280	Northern Trust Corp.	3,232,729
66,220	T. Rowe Price Group, Inc.	5,147,280

		21,083,029

	Consumer Finance — 0.8%
170,690	Ally Financial, Inc. (a)	3,828,577

	Insurance — 8.9%
6,158	Alleghany Corp. (a)	2,886,624
42,410	Chubb Corp. (The)	4,034,887
124,760	Hartford Financial Services Group, Inc. (The)	5,186,273
181,090	Loews Corp.	6,973,776

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
108,830	Marsh & McLennan Cos., Inc.	6,170,661
182,904	Old Republic International Corp.	2,858,790
75,180	Progressive Corp. (The)	2,092,259
124,090	Unum Group	4,436,218
47,300	W.R. Berkley Corp.	2,456,289
129,380	XL Group plc, (Ireland)	4,812,936

		41,908,713

	Real Estate Investment Trusts (REITs) — 8.0%
76,590	American Campus Communities, Inc.	2,886,677
29,630	AvalonBay Communities, Inc.	4,736,948
22,480	Boston Properties, Inc.	2,720,979
154,700	Brixmor Property Group, Inc.	3,578,211
148,710	General Growth Properties, Inc.	3,815,898
193,740	Kimco Realty Corp.	4,366,900
79,187	Outfront Media, Inc.	1,998,680
103,505	Rayonier, Inc.	2,644,553
44,480	Regency Centers Corp.	2,623,430
47,334	Vornado Realty Trust	4,493,417
111,490	Weyerhaeuser Co.	3,511,935

		37,377,628

	Thrifts & Mortgage Finance — 0.4%
183,350	Hudson City Bancorp, Inc.	1,811,498

	Total Financials	138,868,603

	Health Care — 6.5%
	Health Care Providers & Services — 6.5%
51,330	AmerisourceBergen Corp.	5,458,432
106,790	Brookdale Senior Living, Inc. (a)	3,705,613
50,230	Cigna Corp.	8,137,260
21,450	Henry Schein, Inc. (a)	3,048,474
39,760	Humana, Inc.	7,605,293
18,720	Universal Health Services, Inc., Class B	2,660,112

	Total Health Care	30,615,184

	Industrials — 9.4%
	Building Products — 0.7%
76,410	Fortune Brands Home & Security, Inc.	3,501,106

	Electrical Equipment — 2.8%
82,370	AMETEK, Inc.	4,512,228
50,010	Hubbell, Inc., Class B	5,415,083
47,590	Regal Beloit Corp.	3,454,558

		13,381,869

	Industrial Conglomerates — 1.2%
57,690	Carlisle Cos., Inc.	5,775,923

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.5%
64,040	IDEX Corp.	5,032,263
86,490	Rexnord Corp. (a)	2,067,976
27,990	Snap-on, Inc.	4,457,408

		11,557,647

	Professional Services — 1.1%
52,450	Equifax, Inc.	5,092,371

	Trading Companies & Distributors — 1.1%
71,470	MSC Industrial Direct Co., Inc., Class A	4,986,462

	Total Industrials	44,295,378

	Information Technology — 8.6%
	Communications Equipment — 0.6%
97,720	CommScope Holding Co., Inc. (a)	2,981,437

	Electronic Equipment, Instruments & Components — 2.5%
83,210	Amphenol Corp., Class A	4,823,684
121,200	Arrow Electronics, Inc. (a)	6,762,960

		11,586,644

	IT Services — 1.5%
110,230	Jack Henry & Associates, Inc.	7,131,881

	Semiconductors & Semiconductor Equipment — 2.6%
73,030	Analog Devices, Inc.	4,687,430
33,420	KLA-Tencor Corp.	1,878,538
122,760	Xilinx, Inc.	5,421,082

		11,987,050

	Software — 1.4%
128,500	Synopsys, Inc. (a)	6,508,525

	Total Information Technology	40,195,537

	Materials — 5.2%
	Chemicals — 2.5%
53,240	Airgas, Inc.	5,631,727
48,056	Albemarle Corp.	2,656,055
11,810	Sherwin-Williams Co. (The)	3,247,986

		11,535,768

	Containers & Packaging — 2.7%
54,420	Ball Corp.	3,817,563
57,640	Rock-Tenn Co., Class A	3,469,928
101,260	Silgan Holdings, Inc.	5,342,478

		12,629,969

	Total Materials	24,165,737

	Utilities — 8.6%
	Electric Utilities — 2.6%
65,510	Edison International	3,641,046

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electric Utilities — continued
126,610	Westar Energy, Inc.	4,332,594
140,000	Xcel Energy, Inc.	4,505,200

		12,478,840

	Gas Utilities — 1.8%
49,110	National Fuel Gas Co.	2,892,088
259,180	Questar Corp.	5,419,454

		8,311,542

	Multi-Utilities — 4.2%
306,270	CenterPoint Energy, Inc.	5,828,318
136,930	CMS Energy Corp.	4,359,851
57,940	NiSource, Inc.	2,641,485
32,150	Sempra Energy	3,180,921
81,190	WEC Energy Group, Inc.	3,651,114

		19,661,689

	Total Utilities	40,452,071

	Total Common Stocks (Cost $297,248,892)	455,357,916

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.1%
	Investment Company — 3.1%
14,597,800	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $14,597,800)	14,597,800

	Total Investments — 100.2% (Cost $311,846,692)	469,955,716
	Liabilities in Excess of Other Assets — (0.2)%	(745,933)

	NET ASSETS — 100.0%	$469,209,783

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(w)	— When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$455,357,916
Investments in affiliates, at value	14,597,800

Total investment securities, at value	469,955,716
Receivables:
Portfolio shares sold	716,889
Dividends from non-affiliates	541,678
Dividends from affiliates	800

Total Assets	471,215,083

LIABILITIES:
Payables:
Investment securities purchased	1,181,393
Portfolio shares redeemed	519,685
Accrued liabilities:
Investment advisory fees	252,487
Administration fees	32,233
Custodian and accounting fees	11,773
Trustees’ and Chief Compliance Officer’s fees	117
Other	7,612

Total Liabilities	2,005,300

Net Assets	$469,209,783

NET ASSETS :
Paid-in-Capital	$300,010,514
Accumulated undistributed net investment income	1,727,473
Accumulated net realized gains (losses)	9,362,772
Net unrealized appreciation (depreciation)	158,109,024

Total Net Assets	$469,209,783

Outstanding units of beneficial interest (shares)	44,100,825
(unlimited number of shares authorized, no par value)

Net asset value, offering and redemption price per share (a)	$10.64

Cost of investments in non-affiliates	$297,248,892
Cost of investments in affiliates	14,597,800

(a)	Per share amounts may not recalculate due to rounding of net assets and /or share outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,720,009
Dividend income from affiliates	4,716

Total investment income	3,724,725

EXPENSES:
Investment advisory fees	1,539,805
Administration fees	194,255
Custodian and accounting fees	13,398
Professional fees	26,603
Trustees’ and Chief Compliance Officer’s fees	1,757
Printing and mailing costs	13,817
Transfer agent fees	2,731
Other	21,927

Total expenses	1,814,293

Less fees waived	(19,909)

Net expenses	1,794,384

Net investment income (loss)	1,930,341

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	14,878,207
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(9,134,625)

Net realized/unrealized gains (losses)	5,743,582

Change in net assets resulting from operations	$7,673,923

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,930,341	$4,454,989
Net realized gain (loss)	14,878,207	36,999,492
Change in net unrealized appreciation/depreciation	(9,134,625)	19,922,426

Change in net assets resulting from operations	7,673,923	61,376,907

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,610,994)	(3,343,737)
From net realized gains	(35,231,833)	(22,810,374)

Total distributions to shareholders	(39,842,827)	(26,154,111)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,112,824	22,260,831

NET ASSETS:
Change in net assets	2,943,920	57,483,627
Beginning of period	466,265,863	408,782,236

End of period	$469,209,783	$466,265,863

Accumulated undistributed net investment income	$1,727,473	$4,408,126

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$44,357,445	$88,783,914
Distributions reinvested	39,842,827	26,154,111
Cost of shares redeemed	(49,087,448)	(92,677,194)

Change in net assets resulting from capital transactions	$35,112,824	$22,260,831

SHARE TRANSACTIONS:
Issued	3,866,136	8,267,766
Reinvested	3,675,538	2,564,129
Redeemed	(4,299,145)	(8,631,878)

Change in Shares	3,242,529	2,200,017

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio
Six Months Ended June 30, 2015 (Unaudited)	$11.41	$0.04		$0.16	$0.20	$(0.11)	$(0.86)	$(0.97)
Year Ended December 31, 2014	10.57	0.11	(f)	1.41	1.52	(0.09)	(0.59)	(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)
Year Ended December 31, 2012	6.86	0.10		1.29	1.39	(0.08)	—	(0.08)
Year Ended December 31, 2011	6.80	0.09		0.06	0.15	(0.09)	—	(0.09)
Year Ended December 31, 2010	5.57	0.09		1.21	1.30	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.64	1.64%	$469,209,783	0.76%	0.82%		0.77%	10%
11.41	15.11	466,265,863	0.79	1.03	(f)	0.79	25
10.57	32.30	408,782,236	0.77	0.95		0.78	26
8.17	20.38	297,394,886	0.78	1.30		0.79	30
6.86	2.16	254,378,785	0.80	1.22		0.80	43
6.80	23.45	257,312,179	0.81	1.36		0.82	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$469,955,716	$—	$—	$469,955,716

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

There were no transfers among any levels during the six months ended June 30, 2015.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2015. The contractual expense limitation percentage above is in place until at least April 30, 2016.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and the Administrator waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2015 was $19,909.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2015, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$46,945,226	$45,367,258

During the six months ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$311,846,692	$163,656,759	$5,547,735	$158,109,024

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2014, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$4,059,849	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,016.40	$3.80	0.76%
Hypothetical	1,000.00	1,021.03	3.81	0.76

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-JPMITMCVP-615

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2015 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth.”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis was the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29 granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

July 30, 2015 (Unaudited) (continued)

your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	3.61%
Russell 2000 Index	4.75%

Net Assets as of 6/30/2015	$133,110,290

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long-term.

HOW DID THE MARKET PERFORM?

U.S. equities produced modest gains for investors in the first half of the year. Corporate earnings results and forecasts declined somewhat during the period amid headwinds from a strong U.S. dollar and slower economic growth. While U.S. equity indexes hit several closing highs in the first quarter of 2015, over the six month reporting period they were closer to flat than any other six month reporting period since reliable recordkeeping began in 1928. The Standard & Poor’s 500 Index returned 1.23% for the six months ended June 30, 2015.

Overall, small cap stocks outperformed mid cap and large cap stocks, while growth stocks outperformed value stocks during the reporting period. For the six month reporting period, the Russell 2000 Index returned 4.75% compared with a 2.35% return for the Russell Midcap Index and 1.71% for the Russell 1000 Index.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2015. The Portfolio’s security selection in the software & services and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the consumer staples and retail sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Unisys Corp.,

Engility Holdings Inc. and ArcBest Corp. Shares of Unisys, an information technology outsourcing, systems management and consulting company, declined after the company posted a loss for the first quarter of 2015 amid declining services revenue. Shares of Engility, a provider of engineering, management and operational support primarily to the U.S. military, weakened on lower-than-expected earnings for the first quarter of 2015. Shares of ArcBest, a freight and logistics company, fell on lower tonnage carried and yield trends, as well as higher than expected health care costs.

Leading individual contributors to relative performance included Helen of Troy Ltd., Skyworks Solutions Inc. and Synageva Biopharma Corp. Shares of Helen of Troy, a Canadian consumer products company, rose on better-than-expected earnings. Shares of Skyworks, a producer of radio frequency semiconductors not held in the Benchmark, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Synageva, a developer of drugs to treat rare diseases, rose following news of its $8.4 billion acquisition by Alexion Pharmaceuticals Inc.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the six month reporting period, the Portfolio was managed and positioned in accordance with this investment process.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	3

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	AVG Technologies N.V., (Netherlands)	1.2%
2.	Helen of Troy Ltd., (Bermuda)	1.1
3.	Barrett Business Services, Inc.	1.0
4.	Dynegy, Inc.	1.0
5.	Hawaiian Holdings, Inc.	0.9
6.	Science Applications International Corp.	0.9
7.	Office Depot, Inc.	0.9
8.	Greatbatch, Inc.	0.9
9.	Unisys Corp.	0.9
10.	Huntington Bancshares, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.8%
Information Technology	17.0
Industrials	15.5
Health Care	15.0
Consumer Discretionary	11.9
Energy	4.2
Consumer Staples	3.6
Materials	3.3
Utilities	3.1
Telecommunication Services	1.3
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	3.61%	7.17%	18.70%	8.22%
CLASS 2 SHARES	April 24, 2009	3.45	6.89	18.39	8.04

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/05 to 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Consumer Discretionary — 11.8%
	Auto Components — 1.4%
31,500	Cooper Tire & Rubber Co.	1,065,645
8,800	Stoneridge, Inc. (a)	103,048
29,200	Tower International, Inc. (a)	760,660

		1,929,353

	Distributors — 0.1%
1,800	Core-Mark Holding Co., Inc.	106,650
1,460	VOXX International Corp. (a)	12,089

		118,739

	Diversified Consumer Services — 0.5%
1,500	Capella Education Co.	80,505
16,900	K12, Inc. (a)	213,785
19,400	LifeLock, Inc. (a)	318,160

		612,450

	Hotels, Restaurants & Leisure — 1.6%
11,800	Bloomin’ Brands, Inc.	251,930
900	Bojangles’, Inc. (a)	21,474
2,500	Dave & Buster’s Entertainment, Inc. (a)	90,225
1,200	Fogo De Chao, Inc. (a)	27,792
14,400	Isle of Capri Casinos, Inc. (a)	261,360
9,200	Jack in the Box, Inc.	811,072
31,468	Ruth’s Hospitality Group, Inc.	507,264
5,600	Sonic Corp.	161,280
2,200	Wingstop, Inc. (a)	62,480

		2,194,877

	Household Durables — 1.8%
14,300	Helen of Troy Ltd., (Bermuda) (a)	1,394,107
3,783	Jarden Corp. (a)	195,770
10,600	KB Home	175,960
2,200	Libbey, Inc.	90,926
3,300	Lifetime Brands, Inc.	48,741
1,500	NACCO Industries, Inc., Class A	91,140
20,100	Skullcandy, Inc. (a)	154,167
4,000	Universal Electronics, Inc. (a)	199,360

		2,350,171

	Leisure Products — 0.2%
10,400	Nautilus, Inc. (a)	223,704

	Media — 1.7%
43,725	E.W. Scripps Co. (The), Class A	999,116
5,300	Entercom Communications Corp., Class A (a)	60,526
21,200	Gray Television, Inc. (a)	332,416

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
3,796	Journal Media Group, Inc.	31,469
1,900	Live Nation Entertainment, Inc. (a)	52,231
7,000	Nexstar Broadcasting Group, Inc., Class A	392,000
12,100	Sinclair Broadcast Group, Inc., Class A	337,711

		2,205,469

	Specialty Retail — 4.0%
11,400	Barnes & Noble, Inc. (a)	295,944
16,200	Caleres, Inc.	514,836
10,500	Cato Corp. (The), Class A	406,980
13,600	Children’s Place, Inc. (The)	889,576
7,100	Citi Trends, Inc. (a)	171,820
31,300	Express, Inc. (a)	566,843
8,300	Lithia Motors, Inc., Class A	939,228
140,345	Office Depot, Inc. (a)	1,215,388
2,100	Outerwall, Inc.	159,831
3,300	Party City Holdco, Inc. (a)	66,891
15,400	Tilly’s, Inc., Class A (a)	148,918

		5,376,255

	Textiles, Apparel & Luxury Goods — 0.5%
8,900	G-III Apparel Group Ltd. (a)	626,115

	Total Consumer Discretionary	15,637,133

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.0%
7,750	Andersons, Inc. (The)	302,250
110,600	Rite Aid Corp. (a)	923,510
11,700	Smart & Final Stores, Inc. (a)	209,079
29,180	SpartanNash Co.	949,517
29,900	SUPERVALU, Inc. (a)	241,891
2,400	Village Super Market, Inc., Class A	76,056

		2,702,303

	Food Products — 1.0%
19,000	Dean Foods Co.	307,230
21,400	Pilgrim’s Pride Corp.	491,558
8,000	Pinnacle Foods, Inc.	364,320
2,600	Sanderson Farms, Inc.	195,416

		1,358,524

	Personal Products — 0.5%
4,300	Revlon, Inc., Class A (a)	157,853
3,300	USANA Health Sciences, Inc. (a)	450,978

		608,831

	Total Consumer Staples	4,669,658

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy — 4.1%
	Energy Equipment & Services — 1.2%
16,600	Atwood Oceanics, Inc.	438,904
48,700	Helix Energy Solutions Group, Inc. (a)	615,081
3,400	Independence Contract Drilling, Inc. (a)	30,158
10,600	Matrix Service Co. (a)	193,768
5,100	PHI, Inc. (a)	153,102
2,600	Pioneer Energy Services Corp. (a)	16,484
10,112	Superior Energy Services, Inc.	212,757

		1,660,254

	Oil, Gas & Consumable Fuels — 2.9%
31,000	Abraxas Petroleum Corp. (a)	91,450
11,500	Callon Petroleum Co. (a)	95,680
10,800	Carrizo Oil & Gas, Inc. (a)	531,792
9,900	Delek U.S. Holdings, Inc.	364,518
4,795	Energy XXI Ltd.	12,611
24,100	Green Plains, Inc.	663,955
7,500	Jones Energy, Inc., Class A (a)	67,875
33,800	Pacific Ethanol, Inc. (a)	348,816
30,700	Renewable Energy Group, Inc. (a)	354,892
900	REX American Resources Corp. (a)	57,276
14,100	Stone Energy Corp. (a)	177,519
7,700	TransAtlantic Petroleum Ltd. (a)	39,347
104,000	Triangle Petroleum Corp. (a)	522,080
23,236	Warren Resources, Inc. (a)	10,688
7,800	Western Refining, Inc.	340,236
2,400	World Fuel Services Corp.	115,080

		3,793,815

	Total Energy	5,454,069

	Financials — 22.5%
	Banks — 8.2%
11,700	Banc of California, Inc.	160,875
10,600	BBCN Bancorp, Inc.	156,774
2,400	BNC Bancorp	46,392
6,200	Cathay General Bancorp	201,190
1,364	Community Trust Bancorp, Inc.	47,563
1,300	ConnectOne Bancorp, Inc.	27,989
14,380	Customers Bancorp, Inc. (a)	386,678
23,655	East West Bancorp, Inc.	1,060,217
13,844	Fidelity Southern Corp.	241,440
3,800	Financial Institutions, Inc.	94,392
48,100	First BanCorp, (Puerto Rico) (a)	231,842
1,900	First Business Financial Services, Inc.	89,072
18,000	First Commonwealth Financial Corp.	172,620
4,600	First Community Bancshares, Inc.	83,812

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
3,900	First Financial Bancorp	69,966
3,600	First Merchants Corp.	88,920
7,200	First NBC Bank Holding Co. (a)	259,200
26,457	FirstMerit Corp.	551,099
25,725	Hanmi Financial Corp.	639,009
10,500	Hilltop Holdings, Inc. (a)	252,945
102,200	Huntington Bancshares, Inc.	1,155,882
875	IBERIABANK Corp.	59,701
3,400	MainSource Financial Group, Inc.	74,630
700	National Bankshares, Inc.	20,482
2,471	NBT Bancorp, Inc.	64,666
18,900	PacWest Bancorp	883,764
7,600	Pinnacle Financial Partners, Inc.	413,212
30,700	Popular, Inc., (Puerto Rico) (a)	886,002
7,900	Preferred Bank	237,395
3,900	PrivateBancorp, Inc.	155,298
1,200	Prosperity Bancshares, Inc.	69,288
4,550	Sierra Bancorp	78,761
10,535	Southwest Bancorp, Inc.	196,056
900	State Bank Financial Corp.	19,530
1,700	Stonegate Bank	50,439
10,900	Susquehanna Bancshares, Inc.	153,908
1,100	SVB Financial Group (a)	158,378
12,700	TriCo Bancshares	305,435
11,700	TriState Capital Holdings, Inc. (a)	151,281
4,800	Triumph Bancorp, Inc. (a)	63,120
2,200	WesBanco, Inc.	74,844
3,400	West Bancorporation, Inc.	67,456
50,600	Wilshire Bancorp, Inc.	639,078
1,600	Yadkin Financial Corp. (a)	33,520

		10,874,121

	Capital Markets — 1.3%
2,800	Arlington Asset Investment Corp., Class A	54,768
51,000	BGC Partners, Inc., Class A	446,250
18,000	Cowen Group, Inc., Class A (a)	115,200
2,500	Evercore Partners, Inc., Class A	134,900
1,100	INTL. FCStone, Inc. (a)	36,564
15,900	Investment Technology Group, Inc.	394,320
900	Oppenheimer Holdings, Inc., Class A	23,652
3,200	Piper Jaffray Cos. (a)	139,648
3,600	Stifel Financial Corp. (a)	207,864
2,700	Virtu Financial, Inc., Class A (a)	63,396
7,800	WisdomTree Investments, Inc.	171,327

		1,787,889

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 0.8%
13,500	Cash America International, Inc.	353,565
7,500	Encore Capital Group, Inc. (a)	320,550
12,337	Enova International, Inc. (a)	230,455
2,700	Nelnet, Inc., Class A	116,937

		1,021,507

	Diversified Financial Services — 0.1%
1,400	MarketAxess Holdings, Inc.	129,878

	Insurance — 2.6%
30,900	American Equity Investment Life Holding Co.	833,682
5,725	Aspen Insurance Holdings Ltd., (Bermuda)	274,228
8,900	Atlas Financial Holdings, Inc. (a)	176,487
38,900	CNO Financial Group, Inc.	713,815
2,100	Crawford & Co., Class B	17,703
4,900	HCI Group, Inc.	216,629
1,400	Horace Mann Educators Corp.	50,932
21,700	Maiden Holdings Ltd., (Bermuda)	342,426
2,700	National General Holdings Corp.	56,241
2,900	Selective Insurance Group, Inc.	81,345
9,300	Stewart Information Services Corp.	370,140
6,500	Symetra Financial Corp.	157,105
3,200	United Fire Group, Inc.	104,832
1,006	Validus Holdings Ltd., (Bermuda)	44,254

		3,439,819

	Real Estate Investment Trusts (REITs) — 8.1%
800	Agree Realty Corp. (m)	23,336
9,200	American Assets Trust, Inc. (m)	360,732
3,483	American Campus Communities, Inc. (m)	131,274
69,200	Anworth Mortgage Asset Corp. (m)	341,156
7,500	Armada Hoffler Properties, Inc. (m)	74,925
9,580	Ashford Hospitality Prime, Inc. (m)	143,892
77,100	Ashford Hospitality Trust, Inc. (m)	652,266
15,200	Bluerock Residential Growth REIT, Inc. (m)	192,432
54,100	Capstead Mortgage Corp. (m)	600,510
22,500	Chambers Street Properties (m)	178,875
7,100	Chatham Lodging Trust (m)	187,937
6,200	Chesapeake Lodging Trust (m)	188,976
9,100	CoreSite Realty Corp. (m)	413,504
18,000	Cousins Properties, Inc. (m)	186,840
5,743	DCT Industrial Trust, Inc. (m)	180,560
7,600	DDR Corp. (m)	117,496
12,800	DiamondRock Hospitality Co. (m)	163,968
6,233	Education Realty Trust, Inc. (m)	195,467
35,400	First Industrial Realty Trust, Inc. (m)	663,042
2,600	Franklin Street Properties Corp. (m)	29,406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
15,600	GEO Group, Inc. (The)	532,896
4,300	Government Properties Income Trust (m)	79,765
1,250	Home Properties, Inc. (m)	91,312
4,600	Hudson Pacific Properties, Inc. (m)	130,502
4,900	LaSalle Hotel Properties (m)	173,754
3,200	LTC Properties, Inc. (m)	133,120
995	Mid-America Apartment Communities, Inc. (m)	72,446
2,600	Parkway Properties, Inc. (m)	45,344
6,100	Pebblebrook Hotel Trust (m)	261,568
4,825	Pennsylvania Real Estate Investment Trust (m)	102,966
14,200	PennyMac Mortgage Investment Trust (m)	247,506
16,700	Potlatch Corp. (m)	589,844
3,175	PS Business Parks, Inc. (m)	229,076
13,200	RAIT Financial Trust (m)	80,652
2,300	Ramco-Gershenson Properties Trust (m)	37,536
15,900	Redwood Trust, Inc. (m)	249,630
30,200	Retail Opportunity Investments Corp. (m)	471,724
16,400	RLJ Lodging Trust (m)	488,392
7,200	Silver Bay Realty Trust Corp. (m)	117,288
24,500	Strategic Hotels & Resorts, Inc. (a) (m)	296,940
57,900	Summit Hotel Properties, Inc. (m)	753,279
1,200	Sun Communities, Inc. (m)	74,196
28,339	Sunstone Hotel Investors, Inc. (m)	425,368
4,800	UMH Properties, Inc. (m)	47,040
1,372	WP GLIMCHER, Inc.	18,563

		10,777,301

	Real Estate Management & Development — 0.2%
6,800	Alexander & Baldwin, Inc.	267,920

	Thrifts & Mortgage Finance — 1.2%
1,900	BofI Holding, Inc. (a)	200,849
15,700	Flagstar Bancorp, Inc. (a)	290,136
32,700	HomeStreet, Inc. (a)	746,214
1,900	Meta Financial Group, Inc.	81,548
6,800	PennyMac Financial Services, Inc., Class A (a)	123,216
6,700	Walker & Dunlop, Inc. (a)	179,158
1,500	Washington Federal, Inc.	35,025

		1,656,146

	Total Financials	29,954,581

	Health Care — 14.8%
	Biotechnology — 6.6%
2,600	Acceleron Pharma, Inc. (a)	82,264
35,100	Achillion Pharmaceuticals, Inc. (a)	310,986
9,800	Acorda Therapeutics, Inc. (a)	326,634

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
500	Adamas Pharmaceuticals, Inc. (a)	13,110
5,300	Aduro Biotech, Inc. (a)	160,749
300	Agios Pharmaceuticals, Inc. (a)	33,342
10,100	Applied Genetic Technologies Corp. (a)	154,934
22,200	ARIAD Pharmaceuticals, Inc. (a)	183,594
5,700	Atara Biotherapeutics, Inc. (a)	300,732
8,900	aTyr Pharma, Inc. (a)	164,828
1,000	Avalanche Biotechnologies, Inc. (a)	16,240
6,100	Axovant Sciences Ltd., (Bermuda) (a)	124,318
9,100	Bellicum Pharmaceuticals, Inc. (a)	193,557
23,100	BioCryst Pharmaceuticals, Inc. (a)	344,883
4,200	Bluebird Bio, Inc. (a)	707,154
3,200	Blueprint Medicines Corp. (a)	84,768
4,100	Cara Therapeutics, Inc. (a)	49,815
18,100	Celldex Therapeutics, Inc. (a)	456,482
2,700	Clovis Oncology, Inc. (a)	237,276
9,200	Coherus Biosciences, Inc. (a)	265,880
5,000	Dicerna Pharmaceuticals, Inc. (a)	69,750
3,500	FibroGen, Inc. (a)	82,250
1,600	Ignyta, Inc. (a)	24,144
1,800	Immune Design Corp. (a)	37,170
27,500	Infinity Pharmaceuticals, Inc. (a)	301,125
9,000	Insmed, Inc. (a)	219,780
300	Intercept Pharmaceuticals, Inc. (a)	72,414
12,600	Invitae Corp. (a)	187,488
2,600	Isis Pharmaceuticals, Inc. (a)	149,630
700	Karyopharm Therapeutics, Inc. (a)	19,047
7,700	Kite Pharma, Inc. (a)	469,469
6,400	MacroGenics, Inc. (a)	243,008
14,000	Nivalis Therapeutics, Inc. (a)	212,100
47,100	Oncothyreon, Inc. (a)	176,154
700	Ophthotech Corp. (a)	36,442
3,300	Puma Biotechnology, Inc. (a)	385,275
2,800	Receptos, Inc. (a)	532,140
600	Sage Therapeutics, Inc. (a)	43,800
1,200	Seres Therapeutics, Inc. (a)	49,800
37,400	Threshold Pharmaceuticals, Inc. (a)	151,096
6,700	Tokai Pharmaceuticals, Inc. (a)	89,110
4,000	Ultragenyx Pharmaceutical, Inc. (a)	409,560
19,700	Vitae Pharmaceuticals, Inc. (a)	283,680
10,400	Xencor, Inc. (a)	228,488
1,500	Zafgen, Inc. (a)	51,945

		8,736,411

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 2.6%
69,400	Antares Pharma, Inc. (a)	144,352
16,600	Cynosure, Inc., Class A (a)	640,428
500	Glaukos Corp. (a)	14,490
21,700	Greatbatch, Inc. (a)	1,170,064
2,600	ICU Medical, Inc. (a)	248,716
12,400	Inogen, Inc. (a)	553,040
10,700	Insulet Corp. (a)	331,540
9,100	NuVasive, Inc. (a)	431,158

		3,533,788

	Health Care Providers & Services — 3.4%
10,513	Amsurg Corp. (a)	735,384
19,900	BioTelemetry, Inc. (a)	187,657
17,500	Civitas Solutions, Inc. (a)	373,275
56,500	Cross Country Healthcare, Inc. (a)	716,420
16,200	Kindred Healthcare, Inc.	328,698
14,800	Molina Healthcare, Inc. (a)	1,040,440
7,900	Owens & Minor, Inc.	268,600
11,400	Surgical Care Affiliates, Inc. (a)	437,532
4,100	Teladoc, Inc. (a)	77,900
3,600	WellCare Health Plans, Inc. (a)	305,388

		4,471,294

	Health Care Technology — 0.4%
5,400	Evolent Health, Inc., Class A (a)	105,300
81,800	Merge Healthcare, Inc. (a)	392,640

		497,940

	Life Sciences Tools & Services — 0.8%
24,100	Cambrex Corp. (a)	1,058,954
2,600	Furiex Pharmaceuticals, Inc. (a) (i)	25,402

		1,084,356

	Pharmaceuticals — 1.0%
8,800	Amphastar Pharmaceuticals, Inc. (a)	154,704
6,300	Flex Pharma, Inc. (a)	108,360
4,100	Lannett Co., Inc. (a)	243,704
9,300	Medicines Co. (The) (a)	266,073
5,600	Pacira Pharmaceuticals, Inc. (a)	396,032
4,500	Revance Therapeutics, Inc. (a)	143,910
900	ZS Pharma, Inc. (a)	47,151

		1,359,934

	Total Health Care	19,683,723

	Industrials — 15.2%
	Aerospace & Defense — 1.0%
12,600	AAR Corp.	401,562
13,300	Cubic Corp.	632,814

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Aerospace & Defense — continued
1,100	Curtiss-Wright Corp.	79,684
10,000	Engility Holdings, Inc.	251,600

		1,365,660

	Air Freight & Logistics — 0.5%
8,800	Atlas Air Worldwide Holdings, Inc. (a)	483,648
3,000	Park-Ohio Holdings Corp.	145,380

		629,028

	Airlines — 1.4%
10,600	Alaska Air Group, Inc.	682,958
51,600	Hawaiian Holdings, Inc. (a)	1,225,500

		1,908,458

	Building Products — 0.8%
16,800	American Woodmark Corp. (a)	921,480
7,275	Gibraltar Industries, Inc. (a)	148,192

		1,069,672

	Commercial Services & Supplies — 3.6%
26,000	ABM Industries, Inc.	854,620
110,700	ACCO Brands Corp. (a)	860,139
13,300	ARC Document Solutions, Inc. (a)	101,213
2,000	CECO Environmental Corp.	22,660
39,840	Cenveo, Inc. (a)	84,461
16,050	Deluxe Corp.	995,100
3,200	Essendant, Inc.	125,600
2,100	Herman Miller, Inc.	60,753
11,807	Kimball International, Inc., Class B	143,573
6,100	Matthews International Corp., Class A	324,154
17,000	Quad/Graphics, Inc.	314,670
22,900	Steelcase, Inc., Class A	433,039
400	UniFirst Corp.	44,740
3,000	Viad Corp.	81,330
12,100	West Corp.	364,210

		4,810,262

	Construction & Engineering — 0.9%
11,500	Argan, Inc.	463,795
11,175	EMCOR Group, Inc.	533,830
10,018	Tutor Perini Corp. (a)	216,188

		1,213,813

	Electrical Equipment — 1.1%
5,600	EnerSys	393,624
42,500	General Cable Corp.	838,525
2,600	Regal Beloit Corp.	188,734

		1,420,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.4%
4,500	Barnes Group, Inc.	175,455
3,900	Columbus McKinnon Corp.	97,500
12,300	Federal Signal Corp.	183,393
31,400	Global Brass & Copper Holdings, Inc.	534,114
4,000	Greenbrier Cos., Inc. (The)	187,400
1,600	Hurco Cos., Inc.	55,392
3,000	Hyster-Yale Materials Handling, Inc.	207,840
5,800	Kadant, Inc.	273,760
80,400	Meritor, Inc. (a)	1,054,848
800	Standex International Corp.	63,944
7,500	TriMas Corp. (a)	222,000
14,400	Wabash National Corp. (a)	180,576

		3,236,222

	Marine — 0.6%
18,100	Matson, Inc.	760,924

	Professional Services — 1.9%
35,700	Barrett Business Services, Inc.	1,296,624
3,700	CRA International, Inc. (a)	103,119
2,800	Heidrick & Struggles International, Inc.	73,024
15,200	Insperity, Inc.	773,680
1,600	Kelly Services, Inc., Class A	24,560
6,200	RPX Corp. (a)	104,780
1,900	TrueBlue, Inc. (a)	56,810
1,800	VSE Corp.	96,318

		2,528,915

	Road & Rail — 0.8%
500	AMERCO	163,455
19,700	ArcBest Corp.	626,460
1,800	Quality Distribution, Inc. (a)	27,828
9,100	Swift Transportation Co. (a)	206,297
2,100	Universal Truckload Services, Inc.	46,116

		1,070,156

	Trading Companies & Distributors — 0.2%
9,800	Univar, Inc. (a)	255,094

	Total Industrials	20,269,087

	Information Technology — 16.8%
	Communications Equipment — 0.7%
28,400	Aerohive Networks, Inc. (a)	198,232
12,400	Alliance Fiber Optic Products, Inc.	230,020
7,182	ARRIS Group, Inc. (a)	219,769
22,000	Extreme Networks, Inc. (a)	59,180
13,900	Polycom, Inc. (a)	159,016

		866,217

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electronic Equipment, Instruments & Components — 3.0%
26,100	Benchmark Electronics, Inc. (a)	568,458
5,900	Fabrinet, (Thailand) (a)	110,507
13,300	Fitbit, Inc., Class A (a)	508,459
33,500	Insight Enterprises, Inc. (a)	1,001,985
23,125	Kimball Electronics, Inc. (a)	337,394
2,000	Littelfuse, Inc.	189,780
6,500	Methode Electronics, Inc.	178,425
8,800	Newport Corp. (a)	166,848
49,100	Sanmina Corp. (a)	989,856

		4,051,712

	Internet Software & Services — 2.3%
13,700	Apigee Corp. (a)	136,041
4,700	Appfolio, Inc., Class A (a)	66,270
32,800	Blucora, Inc. (a)	529,720
19,400	Carbonite, Inc. (a)	229,114
14,300	Cornerstone OnDemand, Inc. (a)	497,640
47,200	Five9, Inc. (a)	246,856
2,500	Q2 Holdings, Inc. (a)	70,625
17,144	WebMD Health Corp. (a)	759,136
20,200	Xactly Corp. (a)	173,518
7,600	Yelp, Inc. (a)	327,028

		3,035,948

	IT Services — 2.8%
3,700	CACI International, Inc., Class A (a)	299,293
1,900	EVERTEC, Inc., (Puerto Rico)	40,356
70,200	Global Cash Access Holdings, Inc. (a)	543,348
5,300	Heartland Payment Systems, Inc.	286,465
23,000	Science Applications International Corp.	1,215,550
5,500	Sykes Enterprises, Inc. (a)	133,375
58,000	Unisys Corp. (a)	1,159,420

		3,677,807

	Semiconductors & Semiconductor Equipment — 3.7%
6,800	Advanced Energy Industries, Inc. (a)	186,932
6,150	Alpha & Omega Semiconductor Ltd. (a)	53,751
19,475	Amkor Technology, Inc. (a)	116,460
5,500	Brooks Automation, Inc.	62,975
75,215	Cypress Semiconductor Corp. (a)	884,528
11,100	First Solar, Inc. (a)	521,478
11,800	Integrated Silicon Solution, Inc.	261,252
9,400	IXYS Corp.	143,820
9,800	Lattice Semiconductor Corp. (a)	57,722
3,600	Nanometrics, Inc. (a)	58,032
12,700	OmniVision Technologies, Inc. (a)	332,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
8,800	Pericom Semiconductor Corp.	115,720
3,300	Qorvo, Inc. (a)	264,891
16,600	SunEdison, Inc. (a)	496,506
5,700	Synaptics, Inc. (a)	494,390
61,900	Ultra Clean Holdings, Inc. (a)	385,637
61,300	Xcerra Corp. (a)	464,041

		4,900,812

	Software — 4.3%
1,406	Aspen Technology, Inc. (a)	64,043
55,600	AVG Technologies N.V., (Netherlands) (a)	1,512,876
3,700	Fair Isaac Corp.	335,886
1,300	Manhattan Associates, Inc. (a)	77,545
6,000	Model N, Inc. (a)	71,460
28,600	Pegasystems, Inc.	654,654
12,200	Progress Software Corp. (a)	335,500
6,940	PTC, Inc. (a)	284,679
15,200	Qlik Technologies, Inc. (a)	531,392
4,100	Qualys, Inc. (a)	165,435
1,300	Rovi Corp. (a)	20,735
38,600	Take-Two Interactive Software, Inc. (a)	1,064,202
49,500	TeleCommunication Systems, Inc., Class A (a)	163,845
14,811	Varonis Systems, Inc. (a)	327,175
7,300	Zendesk, Inc. (a)	162,133

		5,771,560

	Technology Hardware, Storage & Peripherals — 0.0% (g)
1,860	Super Micro Computer, Inc. (a)	55,019

	Total Information Technology	22,359,075

	Materials — 3.2%
	Chemicals — 1.5%
10,800	A Schulman, Inc.	472,176
6,200	Axiall Corp.	223,510
15,700	FutureFuel Corp.	202,059
900	Innospec, Inc.	40,536
9,700	Minerals Technologies, Inc.	660,861
11,300	OMNOVA Solutions, Inc. (a)	84,637
12,400	Trinseo S.A. (a)	332,816

		2,016,595

	Containers & Packaging — 0.9%
37,100	Graphic Packaging Holding Co.	516,803
10,950	Rock-Tenn Co., Class A	659,190

		1,175,993

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — 0.5%
23,700	Commercial Metals Co.	381,096
11,800	Worthington Industries, Inc.	354,708

		735,804

	Paper & Forest Products — 0.3%
10,300	Boise Cascade Co. (a)	377,804

	Total Materials	4,306,196

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.1%
22,600	8x8, Inc. (a)	202,496
10,400	General Communication, Inc., Class A (a)	176,904
5,800	IDT Corp., Class B	104,864
50,100	Inteliquent, Inc.	921,840
7,419	magicJack VocalTec Ltd., (Israel) (a)	55,123

		1,461,227

	Wireless Telecommunication Services — 0.2%
13,300	RingCentral, Inc., Class A (a)	245,917

	Total Telecommunication Services	1,707,144

	Utilities — 3.1%
	Electric Utilities — 1.2%
1,125	El Paso Electric Co.	38,992
3,200	Empire District Electric Co. (The)	69,760
5,100	IDACORP, Inc.	286,314
2,750	MGE Energy, Inc.	106,508
24,775	Portland General Electric Co.	821,539
8,500	Spark Energy, Inc., Class A	133,960
500	UIL Holdings Corp.	22,910
1,800	Westar Energy, Inc.	61,596

		1,541,579

	Gas Utilities — 0.7%
419	AGL Resources, Inc.	19,508
1,300	Chesapeake Utilities Corp.	70,005
3,000	Laclede Group, Inc. (The)	156,180
15,200	New Jersey Resources Corp.	418,760
2,600	Southwest Gas Corp.	138,346
1,600	WGL Holdings, Inc.	86,864

		889,663

	Independent Power & Renewable Electricity Producers — 1.1%
72,400	Atlantic Power Corp.	222,992
42,900	Dynegy, Inc. (a)	1,254,825
5,100	Vivint Solar, Inc. (a)	62,067

		1,539,884

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.1%
3,500	American States Water Co.	130,866

	Total Utilities	4,101,992

	Total Common Stocks (Cost $99,256,746)	128,142,658

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
355	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
2,950,952	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $2,950,952)	2,950,952

	Total Investments — 98.5% (Cost $102,207,698)	131,093,610
	Other Assets in Excess of Liabilities — 1.5% (c)	2,016,680

	NET ASSETS — 100.0%	$133,110,290

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
39	E-mini Russell 2000	09/18/15	USD	$4,876,560	$(52,333)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust.
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$128,142,658
Investments in affiliates, at value	2,950,952

Total investment securities, at value	131,093,610
Deposits at broker for futures contracts	255,000
Receivables:
Investment securities sold	4,488,580
Portfolio shares sold	78,252
Dividends from non-affiliates	126,439
Dividends from affiliates	173
Variation margin on futures contracts	17,022

Total Assets	136,059,076

LIABILITIES:
Payables:
Investment securities purchased	2,768,052
Portfolio shares redeemed	54,576
Accrued liabilities:
Investment advisory fees	71,508
Administration fees	9,081
Distribution fees	338
Custodian and accounting fees	13,930
Trustees’ and Chief Compliance Officer’s fees	157
Other	31,144

Total Liabilities	2,948,786

Net Assets	$133,110,290

NET ASSETS:
Paid-in-Capital	$98,414,439
Accumulated undistributed net investment income	657,382
Accumulated net realized gains (losses)	5,204,890
Net unrealized appreciation (depreciation)	28,833,579

Total Net Assets	$133,110,290

Net Assets:
Class 1	$131,456,993
Class 2	1,653,297

Total	$133,110,290

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	5,846,281
Class 2	74,063

Net Asset Value, offering and redemption price per share (a):
Class 1	$22.49
Class 2	22.32

Cost of investments in non-affiliates	$99,256,746
Cost of investments in affiliates	2,950,952

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,083,713
Dividend income from affiliates	895

Total investment income	1,084,608

EXPENSES:
Investment advisory fees	394,576
Administration fees	49,778
Distribution fees — Class 2	1987
Custodian and accounting fees	28,049
Professional fees	23,121
Trustees’ and Chief Compliance Officer’s fees	671
Printing and mailing costs	11,731
Transfer agent fees	1,599
Other	8,985

Total expenses	520,497

Less fees waived	(3,516)

Net expenses	516,981

Net investment income (loss)	567,627

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,016,920
Futures	290,199

Net realized gains (losses)	6,307,119

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(2,903,476)
Futures	(110,320)

Change in net unrealized appreciation/depreciation	(3,013,796)

Net realized/unrealized gains (losses)	3,293,323

Change in net assets resulting from operations	$3,860,950

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$567,627	$200,162
Net realized gain (loss)	6,307,119	12,977,151
Change in net unrealized appreciation/depreciation	(3,013,796)	(3,398,065)

Change in net assets resulting from operations	3,860,950	9,779,248

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(177,325)	(147,690)
From net realized gains	(12,517,152)	(8,459,332)
Class 2
From net realized gains	(155,628)	(167,241)

Total distributions to shareholders	(12,850,105)	(8,774,263)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	29,322,942	4,387,478

NET ASSETS:
Change in net assets	20,333,787	5,392,463
Beginning of period	112,776,503	107,384,040

End of period	$133,110,290	$112,776,503

Accumulated undistributed net investment income	$657,382	$267,080

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$35,294,691	$29,393,735
Distributions reinvested	12,694,477	8,607,022
Cost of shares redeemed	(18,820,521)	(33,098,168)

Change in net assets resulting from Class 1 capital transactions	$29,168,647	$4,902,589

Class 2
Proceeds from shares issued	$126,920	$96,693
Distributions reinvested	155,628	167,241
Cost of shares redeemed	(128,253)	(779,045)

Change in net assets resulting from Class 2 capital transactions	$154,295	$(515,111)

Total change in net assets resulting from capital transactions	$29,322,942	$4,387,478

SHARE TRANSACTIONS:
Class 1
Issued	1,445,147	1,267,829
Reinvested	564,199	407,723
Redeemed	(783,065)	(1,434,795)

Change in Class 1 Shares	1,226,281	240,757

Class 2
Issued	5,482	4,210
Reinvested	6,966	7,964
Redeemed	(5,354)	(35,327)

Change in Class 2 Shares	7,094	(23,153)

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio
Class 1
Six Months Ended June 30, 2015 (Unaudited)	$24.06	$0.11		$0.76	$0.87	$(0.03)	$(2.41)	$(2.44)
Year Ended December 31, 2014	24.03	0.04	(f)(g)	1.98	2.02	(0.03)	(1.96)	(1.99)
Year Ended December 31, 2013	16.98	0.05	(f)(h)	7.11	7.16	(0.11)	—	(0.11)
Year Ended December 31, 2012	14.22	0.13	(i)	2.66	2.79	(0.03)	—	(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—	—

Class 2
Six Months Ended June 30, 2015 (Unaudited)	23.90	0.08		0.75	0.83	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02	)(f)(g)	1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(f)(h)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(i)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(j)	(0.75)	(0.75)	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.03 and $(0.03) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.14% and (0.14)% for Class 1 and Class 2 Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.49	3.61%	$131,456,993	0.85%	0.94%		0.85%	30%
24.06	9.59	111,175,638	0.87	0.19	(g)	0.87	54
24.03	42.38	105,229,638	0.90	0.24	(h)	0.91	56
16.98	19.66	66,719,964	0.94	0.80	(i)	0.94	44
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46
14.95	27.13	70,355,671	0.99	0.13		1.04	45

22.32	3.45	1,653,297	1.11	0.72		1.12	30
23.90	9.30	1,600,865	1.12	(0.09	)(g)	1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(h)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(i)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46
14.91	26.79	1,995,231	1.24	(0.09)		1.28	45

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed-income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed-income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$15,637,133	$—	$—		$15,637,133
Consumer Staples	4,669,658	—	—		4,669,658
Energy	5,454,069	—	—		5,454,069
Financials	29,954,581	—	—		29,954,581
Health Care	19,580,421	77,900	25,402		19,683,723
Industrials	20,269,087	—	—		20,269,087
Information Technology	22,359,075	—	—		22,359,075
Materials	4,306,196	—	—		4,306,196
Telecommunication Services	1,707,144	—	—		1,707,144
Utilities	4,101,992	—	—		4,101,992

Total Common Stocks	128,039,356	77,900	25,402		128,142,658

Warrants
Financials	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	2,950,952	—	—		2,950,952

Total Investments in Securities	$130,990,308	$77,900	$25,402		$131,093,610

Depreciation in Other Financial Instruments
Futures Contracts	$(52,333)	$—	$—		$(52,333)

(a)	Value is zero.

There were no transfers among any levels during the six months ended June 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of June 30, 2015, the Portfolio had no investments in restricted securities.

The value and percentage of net assets of securities deemed to be illiquid as of June 30, 2015 were $25,402 and 0.02%, respectively.

C. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2015:

Futures Contracts:
Average Notional Balance Long	$3,695,124
Ending Notional Balance Long	4,876,560

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (“the Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the six months ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2015 was $3,516.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2015, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$49,906,711	$34,945,634

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$102,207,698	$33,577,858	$4,691,946	$28,885,912

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2014, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$345,105	*
*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Portfolio.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,036.10	$4.29	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class 2
Actual	1,000.00	1,034.50	5.60	1.11
Hypothetical	1,000.00	1,019.29	5.56	1.11

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-JPMITSCCP-615

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2015 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. ”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis was the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29 granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

July 30, 2015 (Unaudited) (continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	1.93%
S&P 500 Index**	1.23%

Net Assets as of 6/30/2015	$104,118,706

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S. equities produced modest gains for investors in the first half of the year. Corporate earnings results and forecasts declined somewhat during the period amid headwinds from a strong U.S. dollar and slower economic growth. While U.S. equity indexes hit several closing highs in the first quarter of 2015, over the six month period they were closer to flat than any other six month period since reliable recordkeeping began in 1928. The Standard & Poor’s 500 Index returned 1.23% for the six months ended June 30, 2015.

Overall, small cap stocks outperformed mid cap and large cap stocks, while growth stocks outperformed value stocks. For the six month reporting period, the Russell 2000 Index returned 4.75%, compared with a 2.35% return for the Russell Midcap Index and a 1.71% return for the Russell 1000 Index.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark) for the six months ended June 30, 2015. The Portfolio’s security selection in the semiconductors & hardware and energy sectors was a leading contributor to performance relative to the Benchmark, while security selection in the media and basic materials sectors was a leading detractor from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions in Avago Technologies Ltd. and

Harman International Industries Inc. and its underweight position in Intel Corp. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition by Broadcom Corp. Shares of Harman International, a maker of parts for audio and lighting systems, rose on strong U.S. sales of car audio products. Shares of Intel, a semiconductor maker not held in the Portfolio, declined on continued weakness in sales of personal computers.

Individual detractors from relative performance included overweight positions in 21st Century Fox Inc., KLA-Tencor Corp. and Ace Ltd. Shares of 21st Century Fox, a media and entertainment company, fell as the company lowered its earnings forecast amid pressure from a strong U.S. dollar and weak programming ratings. Shares of KLA-Tencor, a supplier of technology to semiconductor manufacturers, declined on expectations of weak demand in the semiconductor sector. Shares of Ace, a Swiss insurance company, fell as a strong U.S. dollar and continued low interest rates put pressure on earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio was overweight compared with the Benchmark in the auto & transportation, insurance, banks and brokerages sectors and underweight compared with the Benchmark in the consumer staples, industrial cyclical and real estate investment trust sectors.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	4.0%
2.	Wells Fargo & Co.	2.9
3.	Microsoft Corp.	2.7
4.	Occidental Petroleum Corp.	2.5
5.	Honeywell International, Inc.	2.2
6.	UnitedHealth Group, Inc.	2.0
7.	Lowe’s Cos., Inc.	1.9
8.	General Motors Co.	1.9
9.	Avago Technologies Ltd., (Singapore)	1.7
10.	ACE Ltd., (Switzerland)	1.7

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.6%
Financials	18.0
Health Care	16.5
Consumer Discretionary	16.4
Industrials	8.7
Energy	7.1
Consumer Staples	4.2
Materials	3.3
Utilities	2.2
Telecommunication Services	1.1
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2015. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	1.93%	8.63%	17.61%	9.24%
CLASS 2 SHARES	August 16, 2006	1.83	8.41	17.32	8.99

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any.

The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 16.4%
	Auto Components — 0.4%
7,140	Johnson Controls, Inc.	353,644
1,220	Magna International, Inc., (Canada)	68,430

		422,074

	Automobiles — 1.9%
59,690	General Motors Co.	1,989,468

	Hotels, Restaurants & Leisure — 1.5%
2,340	Carnival Corp.	115,573
330	Chipotle Mexican Grill, Inc. (a)	199,647
8,680	Royal Caribbean Cruises Ltd.	683,029
11,150	Starbucks Corp.	597,807

		1,596,056

	Household Durables — 1.7%
10,450	D.R. Horton, Inc.	285,912
6,450	Harman International Industries, Inc.	767,163
9,550	PulteGroup, Inc.	192,432
12,710	Toll Brothers, Inc. (a)	485,395

		1,730,902

	Internet & Catalog Retail — 1.4%
2,915	Amazon.com, Inc. (a)	1,265,372
110	Priceline Group, Inc. (The) (a)	126,651

		1,392,023

	Media — 5.3%
7,020	CBS Corp. (Non-Voting), Class B	389,610
4,180	Charter Communications, Inc., Class A (a)	715,825
15,725	Comcast Corp., Class A	945,701
8,290	DISH Network Corp., Class A (a)	561,316
250	Time Warner Cable, Inc.	44,543
16,429	Time Warner, Inc.	1,436,059
39,265	Twenty-First Century Fox, Inc., Class A	1,277,879
5,490	Twenty-First Century Fox, Inc., Class B	176,888

		5,547,821

	Specialty Retail — 3.3%
2,700	Best Buy Co., Inc.	88,047
1,450	Home Depot, Inc. (The)	161,138
29,800	Lowe’s Cos., Inc.	1,995,706
3,100	Tiffany & Co.	284,580
13,670	TJX Cos., Inc. (The)	904,544

		3,434,015

	Textiles, Apparel & Luxury Goods — 0.9%
2,380	lululemon athletica, Inc., (Canada) (a)	155,414
2,650	PVH Corp.	305,280

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
1,990	Ralph Lauren Corp.	263,397
3,060	V.F. Corp.	213,404

		937,495

	Total Consumer Discretionary	17,049,854

	Consumer Staples — 4.2%
	Beverages — 1.5%
13,320	Coca-Cola Co. (The)	522,544
1,150	Constellation Brands, Inc., Class A	133,423
1,900	Molson Coors Brewing Co., Class B	132,639
8,560	PepsiCo, Inc.	798,990

		1,587,596

	Food & Staples Retailing — 0.3%
2,540	Costco Wholesale Corp.	343,053

	Food Products — 0.9%
4,140	Hershey Co. (The)	367,756
14,299	Mondelez International, Inc., Class A	588,261

		956,017

	Household Products — 1.0%
3,840	Colgate-Palmolive Co.	251,174
9,537	Procter & Gamble Co. (The)	746,175

		997,349

	Tobacco — 0.5%
6,000	Philip Morris International, Inc.	481,020

	Total Consumer Staples	4,365,035

	Energy — 7.1%
	Energy Equipment & Services — 0.8%
2,800	Baker Hughes, Inc.	172,760
2,790	Halliburton Co.	120,165
6,458	Schlumberger Ltd.	556,615

		849,540

	Oil, Gas & Consumable Fuels — 6.3%
9,206	Anadarko Petroleum Corp.	718,620
9,110	Cabot Oil & Gas Corp.	287,329
1,140	Chevron Corp.	109,976
1,400	Concho Resources, Inc. (a)	159,404
4,640	EOG Resources, Inc.	406,232
4,730	EQT Corp.	384,738
8,476	Exxon Mobil Corp.	705,203
10,640	Marathon Oil Corp.	282,386
4,650	Marathon Petroleum Corp.	243,242
33,809	Occidental Petroleum Corp.	2,629,326
5,150	Phillips 66	414,884

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
1,330	Pioneer Natural Resources Co.	184,458

		6,525,798

	Total Energy	7,375,338

	Financials — 17.9%
	Banks — 6.5%
104,149	Bank of America Corp.	1,772,616
5,190	BB&T Corp.	209,209
24,324	Citigroup, Inc.	1,343,658
2,430	SunTrust Banks, Inc.	104,538
1,910	SVB Financial Group (a)	275,002
54,043	Wells Fargo & Co.	3,039,378

		6,744,401

	Capital Markets — 5.4%
4,170	Ameriprise Financial, Inc.	520,958
2,540	BlackRock, Inc.	878,789
10,150	Charles Schwab Corp. (The)	331,398
6,196	Goldman Sachs Group, Inc. (The)	1,293,663
13,120	Invesco Ltd.	491,869
45,984	Morgan Stanley	1,783,719
3,440	State Street Corp.	264,880
1,705	TD Ameritrade Holding Corp.	62,778

		5,628,054

	Consumer Finance — 0.2%
3,440	Discover Financial Services	198,213

	Diversified Financial Services — 0.6%
2,850	Intercontinental Exchange, Inc.	637,288

	Insurance — 4.4%
17,568	ACE Ltd., (Switzerland)	1,786,314
9,030	American International Group, Inc.	558,235
16,710	Marsh & McLennan Cos., Inc.	947,457
19,100	MetLife, Inc.	1,069,409
4,920	XL Group plc, (Ireland)	183,024

		4,544,439

	Real Estate Investment Trusts (REITs) — 0.8%
4,680	American Tower Corp.	436,597
1,060	AvalonBay Communities, Inc.	169,462
500	Boston Properties, Inc.	60,520
4,310	Prologis, Inc.	159,901
580	Vornado Realty Trust	55,060

		881,540

	Total Financials	18,633,935

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 16.4%
	Biotechnology — 3.9%
1,980	Alexion Pharmaceuticals, Inc. (a)	357,925
3,466	Biogen, Inc. (a)	1,400,056
9,118	Celgene Corp. (a)	1,055,272
4,580	Gilead Sciences, Inc.	536,226
5,550	Vertex Pharmaceuticals, Inc. (a)	685,314

		4,034,793

	Health Care Equipment & Supplies — 1.4%
16,070	Abbott Laboratories	788,716
35,510	Boston Scientific Corp. (a)	628,527
1,120	Stryker Corp.	107,038

		1,524,281

	Health Care Providers & Services — 4.9%
5,270	Aetna, Inc.	671,714
5,530	Humana, Inc.	1,057,778
6,290	McKesson Corp.	1,414,055
16,560	UnitedHealth Group, Inc.	2,020,320

		5,163,867

	Life Sciences Tools & Services — 0.1%
330	Illumina, Inc. (a)	72,059

	Pharmaceuticals — 6.1%
1,850	Allergan plc (a)	561,401
23,210	Bristol-Myers Squibb Co.	1,544,393
6,740	Eli Lilly & Co.	562,723
15,080	Johnson & Johnson	1,469,697
15,982	Merck & Co., Inc.	909,855
490	Perrigo Co. plc, (Ireland)	90,567
35,530	Pfizer, Inc.	1,191,321

		6,329,957

	Total Health Care	17,124,957

	Industrials — 8.6%
	Aerospace & Defense — 3.7%
22,030	Honeywell International, Inc.	2,246,399
1,810	L-3 Communications Holdings, Inc.	205,218
12,305	United Technologies Corp.	1,364,994

		3,816,611

	Airlines — 1.4%
14,040	Delta Air Lines, Inc.	576,763
16,131	United Continental Holdings, Inc. (a)	855,104

		1,431,867

	Building Products — 0.9%
10,140	Fortune Brands Home & Security, Inc.	464,615

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — continued
18,590	Masco Corp.	495,795

		960,410

	Construction & Engineering — 0.5%
6,783	Fluor Corp.	359,567
3,090	Jacobs Engineering Group, Inc. (a)	125,516

		485,083

	Electrical Equipment — 0.3%
4,260	Eaton Corp. plc	287,507

	Industrial Conglomerates — 0.0% (g)
2,490	General Electric Co.	66,159

	Machinery — 1.1%
870	Cummins, Inc.	114,135
14,313	PACCAR, Inc.	913,313
1,830	SPX Corp.	132,474

		1,159,922

	Road & Rail — 0.7%
510	Canadian Pacific Railway Ltd., (Canada)	81,717
430	Kansas City Southern	39,216
6,939	Union Pacific Corp.	661,773

		782,706

	Total Industrials	8,990,265

	Information Technology — 21.5%
	Communications Equipment — 0.1%
1,690	QUALCOMM, Inc.	105,845

	Electronic Equipment, Instruments & Components — 0.8%
12,730	TE Connectivity Ltd., (Switzerland)	818,539

	Internet Software & Services — 3.9%
19,140	Facebook, Inc., Class A (a)	1,641,542
1,732	Google, Inc., Class A (a)	935,349
2,930	Google, Inc., Class C (a)	1,525,095

		4,101,986

	IT Services — 3.5%
13,000	Accenture plc, (Ireland), Class A	1,258,140
1,110	Alliance Data Systems Corp. (a)	324,053
7,700	Cognizant Technology Solutions Corp., Class A (a)	470,393
6,430	Fidelity National Information Services, Inc.	397,374
3,740	MasterCard, Inc., Class A	349,615
12,150	Visa, Inc., Class A	815,873

		3,615,448

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 5.4%
10,200	Applied Materials, Inc.	196,044
13,480	Avago Technologies Ltd., (Singapore)	1,791,896
15,879	Broadcom Corp., Class A	817,610
5,061	Freescale Semiconductor Ltd. (a)	202,288
13,760	KLA-Tencor Corp.	773,450
17,514	Lam Research Corp.	1,424,764
3,210	NXP Semiconductors N.V., (Netherlands) (a)	315,222
2,420	Texas Instruments, Inc.	124,654

		5,645,928

	Software — 3.8%
10,070	Adobe Systems, Inc. (a)	815,771
64,023	Microsoft Corp.	2,826,615
6,460	Oracle Corp.	260,338

		3,902,724

	Technology Hardware, Storage & Peripherals — 4.0%
33,416	Apple, Inc.	4,191,202

	Total Information Technology	22,381,672

	Materials — 3.2%
	Chemicals — 2.2%
3,334	Axiall Corp.	120,191
16,610	Dow Chemical Co. (The)	849,934
9,700	E.I. du Pont de Nemours & Co.	620,315
16,050	Mosaic Co. (The)	751,942

		2,342,382

	Construction Materials — 0.0% (g)
290	Martin Marietta Materials, Inc.	41,038

	Containers & Packaging — 0.8%
14,810	Crown Holdings, Inc. (a)	783,597

	Metals & Mining — 0.2%
2,384	Alcoa, Inc.	26,581
9,490	United States Steel Corp.	195,684

		222,265

	Total Materials	3,389,282

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.9%
17,770	AT&T, Inc.	631,190
6,573	Verizon Communications, Inc.	306,368

		937,558

	Wireless Telecommunication Services — 0.2%
1,420	SBA Communications Corp., Class A (a)	163,257

	Total Telecommunication Services	1,100,815

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 2.2%
	Electric Utilities — 1.4%
5,490	Edison International	305,134
13,660	Exelon Corp.	429,197
6,540	NextEra Energy, Inc.	641,116
3,580	Xcel Energy, Inc.	115,205

		1,490,652

	Multi-Utilities — 0.8%
9,310	CenterPoint Energy, Inc.	177,169
8,730	CMS Energy Corp.	277,963
5,230	NiSource, Inc.	238,436
1,740	PG&E Corp.	85,434

		779,002

	Total Utilities	2,269,654

	Total Common Stocks (Cost $87,680,048)	102,680,807

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.9%
	Investment Company — 0.9%
896,104	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $896,104)	896,104

	Total Investments — 99.5% (Cost $88,576,152)	103,576,911
	Other Assets in Excess of Liabilities — 0.5%	541,795

	NET ASSETS — 100.0%	$104,118,706

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	E-mini S&P 500	09/18/15	USD	$308,160	$(246)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$102,680,807
Investments in affiliates, at value	896,104

Total investment securities, at value	103,576,911
Cash	28
Receivables:
Investment securities sold	834,655
Portfolio shares sold	101,864
Dividends from non-affiliates	99,932
Dividends from affiliates	76

Total Assets	104,613,466

LIABILITIES:
Payables:
Investment securities purchased	372,204
Portfolio shares redeemed	19,616
Variation margin on futures contracts	246
Accrued liabilities:
Investment advisory fees	48,070
Administration fees	7,189
Distribution fees	3,011
Custodian and accounting fees	18,512
Other	25,912

Total Liabilities	494,760

Net Assets	$104,118,706

NET ASSETS:
Paid-in-Capital	$86,751,074
Accumulated undistributed net investment income	419,844
Accumulated net realized gains (losses)	1,947,275
Net unrealized appreciation (depreciation)	15,000,513

Total Net Assets	$104,118,706

Net Assets:
Class 1	$89,884,751
Class 2	14,233,955

Total	$104,118,706

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,487,392
Class 2	557,298

Net Asset Value, offering and redemption price per share (a):
Class 1	$25.77
Class 2	25.54

Cost of investments in non-affiliates	$87,680,048
Cost of investments in affiliates	896,104

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$895,035
Dividend income from affiliates	477

Total investment income	895,512

EXPENSES:
Investment advisory fees	289,984
Administration fees	43,235
Distribution fees — Class 2	17,862
Custodian and accounting fees	22,690
Professional fees	22,184
Trustees’ and Chief Compliance Officer’s fees	147
Printing and mailing costs	13,239
Transfer agent fees	708
Other	7,648

Total expenses	417,697

Less fees waived	(1,696)

Net expenses	416,001

Net investment income (loss)	479,511

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,170,171
Futures	25,707

Net realized gain (loss)	3,195,878

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(1,589,092)
Futures	(14,693)

Change in net unrealized appreciation/depreciation	(1,603,785)

Net realized/unrealized gains (losses)	1,592,093

Change in net assets resulting from operations	$2,071,604

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$479,511	$1,095,813
Net realized gain (loss)	3,195,878	14,384,159
Change in net unrealized appreciation/depreciation	(1,603,785)	(2,881,516)

Change in net assets resulting from operations	2,071,604	12,598,456

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,009,932)	(789,786)
From net realized gains	(4,081,063)	—
Class 2
From net investment income	(136,973)	(71,224)
From net realized gains	(646,723)	—

Total distributions to shareholders	(5,874,691)	(861,010)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,764,139	410,395

NET ASSETS:
Change in net assets	(1,038,948)	12,147,841
Beginning of period	105,157,654	93,009,813

End of period	$104,118,706	$105,157,654

Accumulated undistributed net investment income	$419,844	$1,087,238

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,448,169	$6,832,590
Distributions reinvested	5,090,995	789,786
Cost of shares redeemed	(7,605,088)	(14,284,392)

Change in net assets resulting from Class 1 capital transactions	$1,934,076	$(6,662,016)

Class 2
Proceeds from shares issued	$1,810,385	$8,675,407
Distributions reinvested	783,696	71,224
Cost of shares redeemed	(1,764,018)	(1,674,220)

Change in net assets resulting from Class 2 capital transactions	$830,063	$7,072,411

Total change in net assets resulting from capital transactions	$2,764,139	$410,395

SHARE TRANSACTIONS:
Class 1
Issued	165,036	267,597
Reinvested	194,091	33,352
Redeemed	(282,345)	(576,526)

Change in Class 1 Shares	76,782	(275,577)

Class 2
Issued	68,180	351,295
Reinvested	30,142	3,031
Redeemed	(66,492)	(67,876)

Change in Class 2 Shares	31,830	286,450

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2015 (Unaudited)	$26.75	$0.13		$0.41	$0.54	$(0.30)	$(1.22)	$(1.52)
Year Ended December 31, 2014	23.71	0.31	(f)	2.96	3.27	(0.23)	—	(0.23)
Year Ended December 31, 2013	17.63	0.21	(g)	6.13	6.34	(0.26)	—	(0.26)
Year Ended December 31, 2012	15.22	0.23	(g)	2.43	2.66	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.69	0.18	(g)	(0.46)	(0.28)	(0.19)	—	(0.19)
Year Ended December 31, 2010	13.93	0.16	(g)	1.73	1.89	(0.13)	—	(0.13)

Class 2
Six Months Ended June 30, 2015 (Unaudited)	26.51	0.10		0.41	0.51	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(f)	2.91	3.18	(0.20)	—	(0.20)
Year Ended December 31, 2013	17.54	0.16	(g)	6.08	6.24	(0.25)	—	(0.25)
Year Ended December 31, 2012	15.18	0.22	(g)	2.39	2.61	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.65	0.14	(g)	(0.46)	(0.32)	(0.15)	—	(0.15)
Year Ended December 31, 2010	13.91	0.12	(g)	1.72	1.84	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.77	1.93%	$89,884,751	0.76%	0.94%		0.76%	32%
26.75	13.90	91,227,570	0.78	1.16	(f)	0.80	78
23.71	36.29	87,386,499	0.79	1.02		0.80	80
17.63	17.58	75,900,979	0.79	1.40		0.81	71
15.22	(1.87)	77,847,972	0.79	1.15		0.79	70
15.69	13.58	132,548,805	0.79	1.10		0.82	75

25.54	1.83	14,233,955	1.01	0.70		1.01	32
26.51	13.61	13,930,084	1.03	1.01	(f)	1.04	78
23.53	35.90	5,623,314	1.02	0.77		1.04	80
17.54	17.28	1,242,672	1.01	1.27		1.05	71
15.18	(2.09)	76,432	1.04	0.94		1.05	70
15.65	13.28	18,015	1.04	0.86		1.07	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$103,576,911	$—	$—	$103,576,911

Depreciation in Other Financial Instruments
Futures Contracts	$(246)	$—	$—	$(246)

(a)	All Portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2015.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2015:

Futures Contracts:
Average Notional Balance Long	$658,984	(a)
Ending Notional Balance Long	308,160

(a)	Average for the period January 1, 2015 through March 31, 2015 and June 1, 2015 through June 30, 2015.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2015 was $1,696.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2015, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$33,011,173	$34,667,288

During the six months ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$88,576,152	$16,724,659	$1,723,900	$15,000,759

At December 31, 2014, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expense Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,019.30	$3.81	0.76%
Hypothetical	1,000.00	1,021.03	3.81	0.76
Class 2
Actual	1,000.00	1,018.30	5.05	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-JPMITUSEP-615

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2015 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth.”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis was the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29 granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

July 30, 2015 (Unaudited) (continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

Reporting Period Return:
Portfolio (Class 2 Shares)*	1.11%
MSCI World Index (net of foreign withholding taxes)	2.63%
Income Builder Composite Benchmark	1.62%

Net Assets as of 6/30/2015	$20,889,928

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Equity markets in most developed markets provided positive returns for the first six months of 2015, on the back of extraordinary efforts by central banks to support economic growth. In the U.S., corporate earnings results and forecasts declined somewhat during the period amid headwinds from a strong U.S. dollar and slower economic growth. While U.S. equity indexes hit several closing highs in the first quarter of 2015, over the six month period they were closer to flat than any other six month period since reliable recordkeeping began in 1928. Equities in the European Union and Japan benefitted from both central bank stimulus and attractive relative valuations. Emerging market equities overall provided positive returns, with China and Eastern Europe leading the way and Latin America lagging behind amid economic turmoil in Brazil. The Standard & Poor’s 500 Index returned 1.2%, the MSCI Europe Australasia and Far East Index returned 5.9% and the MSCI Emerging Markets Index returned 3.1% for the six months ended June 30, 2015.

Notably, global mergers and acquisitions activity increased markedly as companies sought to deploy cash and take advantage of low interest rates to increase market share. The total value of global mergers in the second quarter of 2015 rose 34.6% from a year earlier to $1.33 trillion, just below the record $1.41 trillion spent in the second quarter of 2007.

Bond markets were mixed during the first half of the year. U.S. Treasury bonds continued to prove attractive to investors, as did European sovereign debt. However, better-than-expected economic data in both Europe and the U.S. in early June led to a sell-off in European government bonds that quickly spread to

Japanese government bonds. In emerging markets, bonds denominated in U.S. dollars outperformed bonds denominated in local currencies.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”) for the six months ended June 30, 2015. Performance relative to the Benchmark was hurt by the Portfolio’s holdings in debt securities, which underperformed equity securities. Debt securities were not held in the Benchmark.

Relative to the Composite, the Portfolio’s performance was hurt by its allocation to higher dividend yielding equity securities, which underperformed the broader equity market. The Portfolio’s holdings of high yield debt (also known as junk bonds) made a positive contribution to performance relative to the Composite.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s managers positioned the Portfolio to tactically pursue income. They continued to maintain a constructive view on global equities. The Portfolio was invested in globally-oriented companies that the managers believed would have yields that, despite near-term volatility, would prove resilient in a low interest rate environment. Although the portfolio managers had been reducing the Portfolio’s exposure to high yield debt (also known as junk bonds) in favor of global equities and other credit sectors, the high yield debt sector remained an important part of the Portfolio. The managers believed that global investors’ desire for yield and the managers’ low expectation for defaults provided a solid backdrop for stable performance for high yield and other extended credit asset classes.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	3

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	7.4%
2.	JPMorgan Equity Income Fund, Class R6 Shares	4.9
3.	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.437%, 03/25/33	1.4
4.	Roche Holding AG, (Switzerland)	0.9
5.	Impac CMB Trust, Series 2004-7, Class 1A2, VAR, 1.107%, 11/25/34	0.9
6.	Unibail-Rodamco SE, (France)	0.8
7.	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.065%, 08/25/33	0.7
8.	Vodafone Group plc, (United Kingdom)	0.7
9.	Microsoft Corp.	0.7
10.	Wells Fargo & Co., Series S, VAR, 5.900%, 06/15/24	0.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	65.1%
United Kingdom	8.3
Japan	2.9
France	2.9
Switzerland	2.9
Germany	2.2
Australia	1.9
Netherlands	1.6
Canada	1.4
Luxembourg	1.2
Spain	1.1
Finland	1.0
Others (each less than 1.0%)	5.8
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION*
CLASS 1 SHARES	December 9, 2014	1.21%	1.03%
CLASS 2 SHARES	December 9, 2014	1.11	0.92

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 4.0%
	United States — 4.0%
43,910	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	44,190
58,642	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, VAR, 0.937%, 05/25/34	55,646
83,538	First Franklin Mortgage Loan Trust, Series 2004-FF7, Class M1, VAR, 1.057%, 09/25/34	74,233
31,914	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.587%, 02/25/33	29,735
	Morgan Stanley ABS Capital I, Inc. Trust,
55,120	Series 2003-NC10, Class M1, VAR, 1.207%, 10/25/33	51,964
300,303	Series 2003-SD1, Class M1, VAR, 2.437%, 03/25/33	279,515
40,922	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 1.247%, 12/25/33	38,365
49,854	Option One Mortgage Loan Trust, Series 2002-1, Class A, VAR, 0.767%, 02/25/32	47,017
159,703	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.065%, 08/25/33	150,108
66,969	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.162%, 10/25/33	64,653

	Total Asset-Backed Securities (Cost $835,849)	835,426

Collateralized Mortgage Obligations — 4.8%
	Non-Agency CMO — 4.8%
	United States — 4.8%
65,292	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 2.423%, 06/25/45	64,075
30,594	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	32,274
35,686	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.673%, 02/25/35	35,231
44,715	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.468%, 02/25/35	44,441
75,791	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.627%, 05/25/35	69,422

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Impac CMB Trust
130,083	Series 2004-6, Class 1A2, VAR, 0.967%, 10/25/34	121,594
187,977	Series 2004-7, Class 1A2, VAR, 1.107%, 11/25/34	174,889
20,019	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	18,036
40,060	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.585%, 01/25/37	39,804
37,853	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 2.641%, 07/25/34	36,264
51,256	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	52,493
69,697	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	70,588
	Wells Fargo Mortgage-Backed Securities Trust
127,487	Series 2004-W, Class A1, VAR, 2.617%, 11/25/34	127,312
40,142	Series 2005-16, Class A8, 5.750%, 01/25/36	41,900
74,483	Series 2006-AR3, Class A3, VAR, 2.661%, 03/25/36	71,091

	Total Collateralized Mortgage Obligations (Cost $983,498)	999,414

SHARES
Common Stocks — 41.2%
	Australia — 1.8%
1,981	Australia & New Zealand Banking Group Ltd.	49,163
1,200	BHP Billiton plc	23,594
3,283	Dexus Property Group (m)	18,473
15,459	Goodman Group (m)	74,662
16,950	Mirvac Group (m)	24,148
8,095	Scentre Group (m)	23,384
4,803	Suncorp Group Ltd.	49,692
7,599	Transurban Group	54,482
9,802	Westfield Corp. (m)	68,847

		386,445

	Belgium — 0.4%
447	Ageas	17,247
437	Proximus	15,464

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Belgium — continued
331	Solvay S.A.	45,600

		78,311

	Canada — 1.0%
1,200	Allied Properties Real Estate Investment Trust (m)	34,050
1,340	Bank of Nova Scotia (The) (m)	69,167
340	Canadian Real Estate Investment Trust (m)	11,556
1,398	RioCan Real Estate Investment Trust (m)	29,963
1,770	TransCanada Corp.	71,934

		216,670

	China — 0.5%
78,000	Industrial & Commercial Bank of China Ltd., Class H	61,895
32,000	PetroChina Co., Ltd., Class H	35,638

		97,533

	Denmark — 0.5%
3,002	Danske Bank A/S	88,250
177	Pandora A/S	18,993
395	Tryg A/S	8,235

		115,478

	Finland — 0.8%
510	Elisa OYJ	16,158
821	Fortum OYJ	14,585
450	Nokian Renkaat OYJ	14,099
341	Orion OYJ, Class B	11,945
434	Sampo OYJ, Class A	20,453
1,109	Stora Enso OYJ, Class R	11,429
4,997	UPM-Kymmene OYJ	88,426

		177,095

	France — 2.9%
3,869	AXA S.A.	98,086
516	BNP Paribas S.A.	31,312
410	Bouygues S.A.	15,329
987	Credit Agricole S.A.	14,736
153	Fonciere Des Regions (m)	13,017
111	Gaztransport Et Technigaz S.A.	7,022
76	Gecina S.A. (m)	9,367
152	ICADE (m)	10,872
858	Klepierre (m)	37,829
354	Lagardere S.C.A.	10,358
2,016	Natixis S.A.	14,550
1,430	Orange S.A.	22,100

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
890	Rexel S.A.	14,362
452	Sanofi	44,716
437	SCOR SE	15,453
491	Societe Generale S.A.	23,040
884	Suez Environnement Co.	16,503
631	Unibail-Rodamco SE (m)	160,277
841	Veolia Environnement S.A.	17,219
883	Vivendi S.A.	22,390

		598,538

	Germany — 2.2%
215	Allianz SE	33,529
1,511	alstria office REIT-AG (a) (m)	19,465
157	Axel Springer SE	8,246
263	BASF SE	23,142
1,257	Daimler AG	114,507
712	Deutsche Annington Immobilien SE	20,091
2,664	Deutsche Post AG	77,840
5,773	Deutsche Telekom AG	99,528
95	Hannover Rueck SE	9,195
124	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	21,985
345	ProSiebenSat.1 Media AG	17,041
658	TUI AG	10,647

		455,216

	Hong Kong — 0.3%
3,200	Hongkong Land Holdings Ltd.	26,240
3,500	Link REIT (The) (m)	20,482
5,000	New World Development Co., Ltd.	6,533

		53,255

	Ireland — 0.3%
738	Accenture plc, Class A	71,424

	Italy — 0.7%
644	Atlantia S.p.A.	15,912
28,770	Intesa Sanpaolo S.p.A.	104,478
3,306	Snam S.p.A.	15,733
3,340	Terna Rete Elettrica Nazionale S.p.A.	14,769

		150,892

	Japan — 2.9%
8	GLP J-Reit (m)	7,638
1,500	Japan Airlines Co., Ltd.	52,274
5	Japan Logistics Fund, Inc. (m)	10,051
2	Japan Real Estate Investment Corp. (m)	9,077
3,500	Japan Tobacco, Inc. (m)	124,422

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Japan — continued
18,500	Mitsubishi UFJ Financial Group, Inc.	133,098
10	Nippon Prologis REIT, Inc. (m)	18,401
2,600	Nippon Telegraph & Telephone Corp.	94,161
8	Orix JREIT, Inc. (m)	11,523
1,000	Seven & i Holdings Co., Ltd.	42,926
1,500	Toyota Motor Corp.	100,376

		603,947

	Luxembourg — 0.2%
121	Millicom International Cellular S.A., SDR,	8,926
169	RTL Group S.A.	15,278
460	SES S.A., FDR	15,464

		39,668

	Netherlands — 1.6%
161	Eurocommercial Properties N.V., CVA	6,740
7,461	ING Groep N.V., CVA	123,893
2,290	NN Group N.V.	64,492
3,682	Royal Dutch Shell plc, Class A	104,106
411	Vastned Retail N.V. (m)	18,152
124	Wereldhave N.V. (m)	7,063

		324,446

	Norway — 0.2%
609	Gjensidige Forsikring ASA	9,806
1,998	Orkla ASA	15,676
869	Telenor ASA	19,053

		44,535

	Portugal — 0.1%
4,251	EDP - Energias de Portugal S.A.	16,196

	Singapore — 0.5%
3,200	Ascendas Real Estate Investment Trust (m)	5,842
15,900	CapitaLand Commercial Trust (m)	18,402
8,000	Mapletree Logistics Trust (m)	6,712
24,400	Singapore Telecommunications Ltd.	76,146

		107,102

	South Africa — 0.3%
1,777	Investec plc	15,966
2,435	MTN Group Ltd.	45,740

		61,706

	Spain — 1.1%
895	Abertis Infraestructuras S.A.	14,698
3,711	Banco Santander S.A.	26,103
533	Enagas S.A.	14,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — continued
800	Endesa S.A.	15,321
533	Ferrovial S.A.	11,580
3,551	Iberdrola S.A.	23,975
4,217	Mapfre S.A.	14,574
200	Red Electrica Corp. S.A.	16,060
3,123	Repsol S.A.	55,045
2,254	Telefonica S.A.	32,109

		223,975

	Sweden — 0.9%
2,212	Electrolux AB, Series B	69,309
375	ICA Gruppen AB	13,304
2,000	Nordea Bank AB	24,943
1,644	Skandinaviska Enskilda Banken AB, Class A	21,029
753	Skanska AB, Class B	15,259
1,380	Svenska Handelsbanken AB, Class A	20,146
865	Swedbank AB, Class A	20,167
1,096	Tele2 AB, Class B	12,763

		196,920

	Switzerland — 2.9%
72	Baloise Holding AG	8,779
14	Banque Cantonale Vaudoise	8,677
116	Cembra Money Bank AG (a)	7,077
112	Kuehne + Nagel International AG	14,872
983	Nestle S.A.	70,924
1,057	Novartis AG	103,967
624	Roche Holding AG	174,964
1,661	STMicroelectronics N.V.	13,598
187	Swiss Prime Site AG (a)	14,191
1,297	Swiss Re AG	114,814
31	Swisscom AG	17,374
1,054	UBS Group AG (a)	22,362
91	Zurich Insurance Group AG (a)	27,703

		599,302

	Taiwan — 0.4%
4,000	MediaTek, Inc.	54,678
20,000	Siliconware Precision Industries Co., Ltd.	30,516

		85,194

	United Kingdom — 7.6%
662	Admiral Group plc	14,425
1,511	AstraZeneca plc (m)	95,632
9,427	Aviva plc	73,016
15,714	BAE Systems plc (m)	111,340

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
7,994	Barclays plc	32,765
7,400	BP plc (m)	49,111
739	British American Tobacco plc	39,790
5,676	British Land Co. plc (The) (m)	70,701
2,923	BT Group plc	20,699
562	Cobham plc	2,321
1,253	Compass Group plc	20,724
15,217	Direct Line Insurance Group plc	80,322
544	easyJet plc	13,224
3,606	G4S plc	15,205
5,095	GlaxoSmithKline plc	105,935
6,009	Hammerson plc (m)	58,073
7,120	HSBC Holdings plc	63,755
1,914	ICAP plc	15,921
556	Imperial Tobacco Group plc	26,778
1,117	Inmarsat plc	16,057
2,921	Intu Properties plc (m)	14,110
4,533	ITV plc	18,755
5,444	Legal & General Group plc	21,286
21,302	Lloyds Banking Group plc	28,592
2,114	Marks & Spencer Group plc	17,834
2,070	National Grid plc	26,643
178	Next plc	20,833
5,441	Old Mutual plc	17,223
898	Pearson plc	17,003
3,178	Persimmon plc (a)	98,601
1,960	Royal Mail plc	15,846
5,224	Safestore Holdings plc (m)	23,209
231	Schroders plc	11,526
5,056	Segro plc (m)	32,214
512	Severn Trent plc	16,730
1,206	Sky plc	19,643
2,579	Standard Life plc	17,983
5,275	Taylor Wimpey plc	15,383
1,113	Unilever plc	47,791
1,178	United Utilities Group plc	16,499
39,871	Vodafone Group plc	145,445
2,396	William Hill plc	15,177

		1,584,120

	United States — 11.1%
505	Apartment Investment & Management Co., Class A (m)	18,650
786	Apple, Inc. (m)	98,584
318	AvalonBay Communities, Inc. (m)	50,839

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
375	Boston Properties, Inc. (m)	45,390
1,483	Bristol-Myers Squibb Co.	98,679
1,100	Brixmor Property Group, Inc. (m)	25,443
1,018	CME Group, Inc.	94,735
460	DCT Industrial Trust, Inc. (m)	14,462
800	DiamondRock Hospitality Co. (m)	10,248
425	Douglas Emmett, Inc. (m)	11,449
694	E.I. du Pont de Nemours & Co. (m)	44,381
1,300	Equity One, Inc. (m)	30,342
310	Extra Space Storage, Inc. (m)	20,218
1,645	General Growth Properties, Inc. (m)	42,211
1,446	General Motors Co.	48,195
945	HCP, Inc. (m)	34,464
365	Health Care REIT, Inc. (m)	23,955
620	Healthcare Realty Trust, Inc. (m)	14,421
810	Highwoods Properties, Inc. (m)	32,359
1,077	Home Depot, Inc. (The)	119,687
280	Kilroy Realty Corp. (m)	18,802
1,018	KLA-Tencor Corp.	57,222
1,340	LaSalle Hotel Properties (m)	47,516
1,900	Liberty Property Trust (m)	61,218
235	Macerich Co. (The) (m)	17,531
1,892	Merck & Co., Inc. (m)	107,712
3,291	Microsoft Corp.	145,298
500	Mid-America Apartment Communities, Inc. (m)	36,405
720	Molson Coors Brewing Co., Class B	50,263
2,319	Morgan Stanley	89,954
1,000	National Retail Properties, Inc. (m)	35,010
720	NextEra Energy, Inc.	70,582
921	Occidental Petroleum Corp.	71,626
630	Omega Healthcare Investors, Inc. (m)	21,628
1,356	PACCAR, Inc.	86,526
400	Parkway Properties, Inc. (m)	6,976
1,542	Pfizer, Inc.	51,703
1,300	Prologis, Inc. (m)	48,230
138	Public Storage (m)	25,443
505	Regency Centers Corp. (m)	29,785
563	Reynolds American, Inc.	42,034
214	Simon Property Group, Inc. (m)	37,026
2,450	Spirit Realty Capital, Inc. (m)	23,692
735	United Technologies Corp.	81,534
280	Vornado Realty Trust (m)	26,580
790	Weingarten Realty Investors (m)	25,825

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
2,369	Wells Fargo & Co.	133,233

		2,328,066

	Total Common Stocks (Cost $8,695,487)	8,616,034

PRINCIPAL AMOUNT($)
Corporate Bonds — 27.3%
	Bermuda — 0.3%
65,000	Aircastle Ltd., 6.750%, 04/15/17	69,225

	Canada — 0.4%
16,000	Catamaran Corp., 4.750%, 03/15/21	17,720
55,000	Precision Drilling Corp., 6.625%, 11/15/20	53,900

		71,620

	Finland — 0.1%
27,000	Nokia OYJ, 6.625%, 05/15/39	29,295

	Liberia — 0.1%
27,000	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	27,926

	Luxembourg — 1.0%
	ArcelorMittal,
82,000	7.000%, 02/25/22	88,355
27,000	10.600%, 06/01/19	32,332
82,000	Intelsat Jackson Holdings S.A., 7.250%, 10/15/20	81,078

		201,765

	Singapore — 0.1%
27,000	Flextronics International Ltd., 4.625%, 02/15/20	27,338

	United Kingdom — 0.6%
109,000	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	117,369

	United States — 24.7%
60,000	ADT Corp. (The), 4.125%, 06/15/23	56,100
82,000	AES Corp., 7.375%, 07/01/21	89,995
	Alcoa, Inc.,
55,000	5.125%, 10/01/24	55,688
27,000	5.400%, 04/15/21	28,299
38,000	5.900%, 02/01/27	40,185
27,000	5.950%, 02/01/37	26,932
80,000	Allstate Corp. (The), VAR, 5.750%, 08/15/53	84,500
	Ally Financial, Inc.,
45,000	3.250%, 02/13/18	44,719
40,000	4.125%, 03/30/20	39,925
30,000	8.000%, 11/01/31	35,925

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
55,000	AMC Networks, Inc., 4.750%, 12/15/22	55,000
27,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	28,350
82,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	86,920
30,000	Ashland, Inc., 4.750%, 08/15/22	29,437
38,000	Ball Corp., 4.000%, 11/15/23	35,245
82,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.625%, 01/31/22	85,485
38,000	Celanese US Holdings LLC, 4.625%, 11/15/22	37,620
82,000	CenturyLink, Inc., Series T, 5.800%, 03/15/22	78,310
	Chesapeake Energy Corp.,
55,000	6.125%, 02/15/21	51,700
55,000	6.625%, 08/15/20	53,625
27,000	Choice Hotels International, Inc., 5.750%, 07/01/22	29,261
27,000	CHS/Community Health Systems, Inc., 5.125%, 08/15/18	27,675
55,000	Cinemark USA, Inc., 5.125%, 12/15/22	54,519
109,000	CIT Group, Inc., 5.375%, 05/15/20	113,632
27,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	28,114
27,000	Clearwater Paper Corp., 4.500%, 02/01/23	25,582
27,000	Commercial Metals Co., 4.875%, 05/15/23	25,380
82,000	Concho Resources, Inc., 5.500%, 04/01/23	82,000
109,000	Constellation Brands, Inc., 6.000%, 05/01/22	118,834
82,000	Covanta Holding Corp., 6.375%, 10/01/22	85,792
38,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	35,886
27,000	Crown Castle International Corp., 5.250%, 01/15/23	27,196
27,000	CSC Holdings LLC, 6.750%, 11/15/21	28,485
27,000	CST Brands, Inc., 5.000%, 05/01/23	26,865
27,000	D.R. Horton, Inc., 4.375%, 09/15/22	26,190
98,000	DISH DBS Corp., 6.750%, 06/01/21	102,165
27,000	DuPont Fabros Technology LP, 5.875%, 09/15/21 (m)	27,337
27,000	E*TRADE Financial Corp., 5.375%, 11/15/22	27,675
109,000	Energy Transfer Equity LP, 5.875%, 01/15/24	113,033
55,000	Equinix, Inc., 4.875%, 04/01/20	55,550
27,000	Frontier Communications Corp., 8.500%, 04/15/20	28,228
109,000	FTI Consulting, Inc., 6.750%, 10/01/20	113,087
55,000	TEGNA, Inc., 5.125%, 07/15/20	56,375

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	United States — continued
	General Motors Co.,
55,000	3.500%, 10/02/18	56,788
55,000	4.875%, 10/02/23	57,985
27,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	27,742
27,000	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	29,356
	HCA, Inc.,
44,000	5.875%, 03/15/22	47,850
44,000	6.500%, 02/15/20	49,170
28,000	Hertz Corp. (The), 6.750%, 04/15/19	28,893
38,000	Hologic, Inc., 6.250%, 08/01/20	39,307
28,000	Hospira, Inc., 5.800%, 08/12/23	32,590
27,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	27,877
109,000	International Lease Finance Corp., 8.250%, 12/15/20	129,437
55,000	Jarden Corp., 7.500%, 05/01/17	59,812
98,000	L Brands, Inc., 5.625%, 10/15/23	102,900
55,000	Lamar Media Corp., 5.875%, 02/01/22	56,925
27,000	Lennar Corp., Series B, 12.250%, 06/01/17	31,860
57,000	Level 3 Financing, Inc., 7.000%, 06/01/20	60,491
27,000	LifePoint Health, Inc., 5.500%, 12/01/21	27,878
82,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.500%, 02/15/23	84,153
30,000	Masco Corp., 4.450%, 04/01/25	30,075
11,000	Meritage Homes Corp., 7.000%, 04/01/22	11,743
27,000	MGM Resorts International, 6.750%, 10/01/20	28,620
27,000	Micron Technology, Inc., 5.875%, 02/15/22	27,473
	Navient Corp.,
60,000	6.125%, 03/25/24	57,450
60,000	8.000%, 03/25/20	66,900
27,000	NCR Corp., 5.000%, 07/15/22	27,371
109,000	Newfield Exploration Co., 5.625%, 07/01/24	110,090
27,000	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20	26,865
80,000	NRG Energy, Inc., 8.250%, 09/01/20	83,800
28,000	Omnicare, Inc., 5.000%, 12/01/24	30,100
80,000	Prudential Financial, Inc., VAR, 5.625%, 06/15/43	82,920
38,000	PVH Corp., 4.500%, 12/15/22	37,620
109,000	QEP Resources, Inc., 6.875%, 03/01/21	113,088
38,000	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	42,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
55,000	Range Resources Corp., 6.750%, 08/01/20	56,788
55,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	58,548
38,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	39,615
55,000	Service Corp. International, 5.375%, 05/15/24	57,475
38,000	SESI LLC, 7.125%, 12/15/21	40,280
98,000	Sprint Communications, Inc., 6.000%, 11/15/22	89,548
	Steel Dynamics, Inc.,
38,000	5.250%, 04/15/23	37,715
27,000	6.375%, 08/15/22	28,249
27,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	26,730
	Tenet Healthcare Corp.,
55,000	4.500%, 04/01/21	54,450
70,000	6.000%, 10/01/20	74,638
109,000	T-Mobile USA, Inc., 6.375%, 03/01/25	111,453
55,000	Toll Brothers Finance Corp., 5.875%, 02/15/22	58,988
55,000	United Rentals North America, Inc., 6.125%, 06/15/23	56,169
27,000	VeriSign, Inc., 4.625%, 05/01/23	25,954
50,000	Voya Financial, Inc., VAR, 5.650%, 05/15/53	51,062
55,000	Vulcan Materials Co., 7.500%, 06/15/21	63,250
82,000	Williams Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	87,125
27,000	Windstream Services LLC, 7.875%, 11/01/17	28,688
38,000	WPX Energy, Inc., 6.000%, 01/15/22	37,525
44,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	44,660

		5,159,610

	Total Corporate Bonds (Cost $5,712,565)	5,704,148

SHARES
Investment Companies — 12.1%
189,939	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b) (m)	1,515,712
72,452	JPMorgan Equity Income Fund, Class R6 Shares (b) (m)	1,012,150

	Total Investment Companies (Cost $2,622,652)	2,527,862

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Preferred Securities — 6.4% (x)
	United States — 6.4%
30,000	American Express Co., Series C, VAR, 4.900%, 03/15/20	29,064
	Bank of America Corp.,
65,000	Series AA, VAR, 6.100%, 03/17/25	64,188
70,000	Series V, VAR, 5.125%, 06/17/19	68,582
60,000	Series Z, VAR, 6.500%, 10/23/24	62,100
	Bank of New York Mellon Corp. (The),
65,000	Series D, VAR, 4.500%, 06/20/23	60,125
50,000	Series E, VAR, 4.950%, 06/20/20	49,625
	Citigroup, Inc.,
85,000	Series M, VAR, 6.300%, 05/15/24	82,981
70,000	Series N, VAR, 5.800%, 11/15/19	70,175
35,000	Series O, VAR, 5.875%, 03/27/20	35,044
20,000	Series P, VAR, 5.950%, 05/15/25	19,250
100,000	Fifth Third Bancorp, VAR, 5.100%, 06/30/23	93,750
100,000	General Electric Capital Corp., Series C, VAR, 5.250%, 06/15/23	102,500
	Goldman Sachs Group, Inc. (The),
30,000	Series M, VAR, 5.375%, 05/10/20	29,637
100,000	Series L, VAR, 5.700%, 05/10/19	100,360
35,000	MetLife, Inc., VAR, 5.250%, 06/15/20	34,694
	Morgan Stanley,
100,000	Series H, VAR, 5.450%, 07/15/19	99,250
20,000	Series J, VAR, 5.550%, 07/15/20	19,855
100,000	PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	95,500
50,000	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	50,000
	Wells Fargo & Co.,
140,000	Series S, VAR, 5.900%, 06/15/24	140,351
29,000	Series U, VAR, 5.875%, 06/15/25	29,435

	Total Preferred Securities (Cost $1,336,735)	1,336,466

SHARES
Preferred Stock — 0.6%
	United States — 0.6%
5,000	BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @ (Cost $113,000)	114,850

NUMBER OF RIGHTS
Right — 0.0% (g)
	Spain — 0.0% (g)
2,668	Repsol S.A., expiring 07/03/15 (Cost $1,444)	1,383

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.5%
95,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $95,106)	95,126

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
342,902	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $342,902)	342,902

	Total Investments — 98.5% (Cost $20,739,238)	20,573,611
	Other Assets in Excess of Liabilities — 1.5%	316,317

	NET ASSETS — 100.0%	$20,889,928

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2015

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	12.3%
Banks	10.9
Real Estate Investment Trusts (REITs)	8.6
Oil, Gas & Consumable Fuels	6.2
Non-Agency CMO	4.9
Insurance	4.6
Asset-Backed Securities	4.1
Pharmaceuticals	4.0
Diversified Telecommunication Services	4.0
Capital Markets	2.6
Media	2.6
Wireless Telecommunication Services	2.0
Metals & Mining	1.9
Automobiles	1.8
Household Durables	1.8
Health Care Providers & Services	1.6
Specialty Retail	1.4
Consumer Finance	1.4
Trading Companies & Distributors	1.3
Diversified Financial Services	1.2
Tobacco	1.1
Hotels, Restaurants & Leisure	1.0
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	16.0
Short-Term Investments	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	U.S. Long Bond	09/21/15	USD	$905,062	$(22,231)
	Short Futures Outstanding
(11)	Euro FX	09/14/15	USD	(1,533,950)	19,092
(11)	GBP FX	09/14/15	USD	(1,081,094)	(24,977)
(25)	5 Year U.S. Treasury Note	09/30/15	USD	(2,981,445)	(5,600)

					$(33,716)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
FDR	— Fiduciary Depositary Receipt
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2015

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as of June 30, 2015.

@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of June 30, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $6,001,258 and 29.2%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$17,702,847
Investments in affiliates, at value	2,870,764

Total investment securities, at value	20,573,611
Cash	138,289
Foreign currency, at value	41,736
Receivables:
Investment securities sold	32,250
Portfolio shares sold	142,080
Interest and dividends from non-affiliates	127,013
Dividends from affiliates	15
Tax reclaims	7,092
Variation margin on futures contracts	15,795
Deferred offering costs	6,374

Total Assets	21,084,255

LIABILITIES:
Payables:
Investment securities purchased	101,556
Portfolio shares redeemed	2
Accrued liabilities:
Investment advisory fees	17,450
Administration fees	2,800
Distribution fees	4,249
Custodian and accounting fees	6,134
Trustees' and Chief Compliance Officer's fees	39
Audit fees	51,830
Other	10,267

Total Liabilities	194,327

Net Assets	$20,889,928

NET ASSETS:
Paid-in-Capital	$20,779,465
Accumulated undistributed net investment income	364,562
Accumulated net realized gains (losses)	(55,286)
Net unrealized appreciation (depreciation)	(198,813)

Total Net Assets	$20,889,928

Net Assets:
Class 1	$101,042
Class 2	20,788,886

Total	$20,889,928

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	10,033
Class 2	2,066,929

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.07
Class 2	10.06

Cost of investments in non-affiliates	$17,773,684
Cost of investments in affiliates	2,965,554
Cost of foreign currency	41,334

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF OPERATIONS

FOR SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

Income Builder Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$218,326
Dividend income from affiliates	40,042
Interest income from non-affiliates	209,822
Foreign taxes withheld	(15,698)

Total investment income	452,492

EXPENSES:
Investment advisory fees	45,843
Administration fees	8,354
Distribution fees — Class 2	25,341
Custodian and accounting fees	7,774
Interest expense to affiliates	6
Professional fees	48,163
Trustees’ and Chief Compliance Officer’s fees	101
Printing and mailing costs	7,578
Transfer agent fees	39
Offering costs	6,285
Other	4,311

Total expenses	153,795

Less fees waived	(43,696)
Less expense reimbursements	(23,629)

Net expenses	86,470

Net investment income (loss)	366,022

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(61,675)
Investment in affiliates	(1,985)
Futures	(3,368)
Foreign currency transactions	(3,083)

Net realized gains (losses)	(70,111)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	15,007
Investments in affiliates	(38,397)
Futures	(57,544)
Foreign currency translations	477

Change in net unrealized appreciation/depreciation	(80,457)

Net realized/unrealized gains (losses)	(150,568)

Change in net assets resulting from operations	215,454

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Income Builder Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$366,022	$53,040
Net realized gain (loss)	(70,111)	2,316
Distributions of capital gains received from investment company affiliates	—	19,034
Change in net unrealized appreciation/depreciation	(80,457)	(118,356)

Change in net assets resulting from operations	215,454	(43,966)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(330)
Class 2
From net investment income	—	(63,680)

Total distributions to shareholders	—	(64,010)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	718,440	20,064,010

NET ASSETS:
Change in net assets	933,894	19,956,034
Beginning of period	19,956,034	—

End of period	$20,889,928	$19,956,034

Accumulated undistributed (distributed in excess of) net investment income	$364,562	$(1,460)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$—	$100,000
Distributions reinvested	—	330

Change in net assets resulting from Class 1 capital transactions	$—	$100,330

Class 2
Proceeds from shares issued	$718,729	$19,900,000
Distributions reinvested	—	63,680
Cost of shares redeemed	(289)	—

Change in net assets resulting from Class 2 capital transactions	$718,440	$19,963,680

Total change in net assets resulting from capital transactions	$718,440	$20,064,010

SHARE TRANSACTIONS:
Class 1
Issued	—	10,000
Reinvested	—	33

Change in Class 1 Shares	—	10,033

Class 2
Issued	70,558	1,990,000
Reinvested	—	6,400
Redeemed	(29)	—

Change in Class 2 Shares	70,529	1,996,400

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Income Builder Portfolio
Class 1
Six Months Ended June 30, 2015 (Unaudited)	$9.95	$0.19	$(0.07)	$0.12	$—	$10.07
December 9, 2014 (i) through December 31, 2014	10.00	0.03	(0.05)	(0.02)	(0.03)	9.95

Class 2
Six Months Ended June 30, 2015 (Unaudited)	9.95	0.18	(0.07)	0.11	—	10.06
December 9, 2014 (i) through December 31, 2014	10.00	0.03	(0.05)	(0.02)	(0.03)	9.95

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period ended June 30, 2015 and the period ended December 31, 2014.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (c)(h)

1.21%	$101,042	0.60%	3.84%	1.24%	20%
(0.17)	99,795	0.60	4.67	7.83	1

1.11	20,788,886	0.85	3.59	1.48	20
(0.18)	19,856,239	0.85	4.42	8.08	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

The Portfolio commenced operations on December 9, 2014.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at June 30, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$74,233	$761,193	$835,426
Collateralized Mortgage Obligations
Non-Agency CMO	—	999,414	—	999,414
Common Stocks
Australia	—	386,445	—	386,445
Belgium	—	78,311	—	78,311
Canada	216,670	—	—	216,670
China	—	97,533	—	97,533
Denmark	—	115,478	—	115,478
Finland	—	177,095	—	177,095
France	31,718	566,820	—	598,538
Germany	—	455,216	—	455,216
Hong Kong	26,240	27,015	—	53,255
Ireland	71,424	—	—	71,424
Italy	—	150,892	—	150,892
Japan	—	603,947	—	603,947
Luxembourg	—	39,668	—	39,668
Netherlands	—	324,446	—	324,446
Norway	—	44,535	—	44,535
Portugal	—	16,196	—	16,196
Singapore	6,712	100,390	—	107,102
South Africa	—	61,706	—	61,706
Spain	—	223,975	—	223,975
Sweden	13,304	183,616	—	196,920
Switzerland	14,191	585,111	—	599,302
Taiwan	—	85,194	—	85,194
United Kingdom	23,209	1,560,911	—	1,584,120
United States	2,328,066	—	—	2,328,066

Total Common Stocks	2,731,534	5,884,500	—	8,616,034

Corporate Bonds
Bermuda	—	69,225	—	69,225
Canada	—	71,620	—	71,620
Finland	—	29,295	—	29,295
Liberia	—	27,926	—	27,926
Luxembourg	—	201,765	—	201,765
Singapore	—	27,338	—	27,338

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United Kingdom	$—	$117,369	$—	$117,369
United States	—	5,159,610	—	5,159,610

Total Corporate Bonds	—	5,704,148	—	5,704,148

Investment Companies
United States	2,527,862	—	—	2,527,862
Preferred Securities
United States	—	1,336,466	—	1,336,466
Preferred Stock
United States	114,850	—	—	114,850
Rights
Spain	1,383	—	—	1,383
U.S. Treasury Obligation	—	95,126	—	95,126
Short-Term Investment
Investment Company	342,902	—	—	342,902

Total Investments in Securities	$5,718,531	$14,093,887	$761,193	$20,573,611

Appreciation in Other Financial Instruments
Futures Contracts	$19,092	$—	$—	$19,092

Depreciation in Other Financial Instruments
Futures Contracts	$(52,808)	$—	$—	$(52,808)

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases¹	Sales²	Balance as of June 30, 2015
Investments in Securities
Asset-Backed Securities	$239,879	$—	$(560)	$891	$558,372	$(37,389)	$761,193

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $(560). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at June 30, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$761,193	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (3.60%)
			Constant Default Rate	2.35% - 6.00% (5.04%)
			Yield (Discount Rate of Cash Flows)	3.75% - 6.85% (4.91%)

Asset-Backed Securities	761,193

Total	$761,193

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds:

		For the period ended June 30, 2015
Affiliate	Value at December 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$1,585,666	$29,600	$80,000	$(1,985)	$29,601	189,939	$1,515,712
JPMorgan Equity Income Fund, Class R6 Shares	1,002,614	30,364	—	—	10,364	72,452	1,012,150
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,079,233	1,786,088	2,522,419	—	77	342,902	342,902

	$3,667,513			$(1,985)	$40,042		$2,870,764

C. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2015:

Futures Contracts:
Equity
Average Notional Balance Long	$60,603	(a)
Ending Notional Balance Long	—
Foreign Exchange
Average Notional Balance Short	1,988,787
Ending Notional Balance Short	2,615,044
Interest
Average Notional Balance Long	932,250
Average Notional Balance Short	2,876,103
Ending Notional Balance Long	905,062
Ending Notional Balance Short	2,981,445

(a)	For the period January 1, 2015 to January 31, 2015 and April 1, 2015 to April 30, 2015.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$19,092

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(27,831)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	(24,977)

Total		$(52,808)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contract:	Futures Contracts
Equity contracts	$(3,368)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contract:	Futures Contracts
Equity contracts	$1,879
Interest rate contracts	(29,183)
Foreign exchange contracts	(30,240)

Total	$(57,544)

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Offering and Organizational Costs — Total offering costs of $14,360 paid in connection with the offering of shares of the Portfolio are amortized on a straight line basis over 12 months from the date the Portfolio commenced operations. Costs paid in connection with the organization of the Portfolio, if any, were recorded as an expense at the time the Portfolio commenced operations. For the period ended June 30, 2015, total offering costs amortized were $6,285.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

H. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived by the Portfolio as described in Note 3.E.

I. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

For the six months ended June 30, 2015, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$38,142	$5,554	$43,696	$23,629

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the six months ended June 30, 2015.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2015, the Portfolio incurred $100 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$5,687,623	$3,857,558	$60,122	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$20,739,238	$357,071	$522,698	$(165,627)

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

At December 31, 2014, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

A majority of the Portfolio’s shares are currently held by the Adviser.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of June 30, 2015, the Portfolio invested approximately 65.1% of its total investments in the United States.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,012.10	$2.99	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	1,011.10	4.24	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-JPMITIBP-615

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2015 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 30, 2015 (Unaudited)

Dear Shareholder,

Central banks remained the dominant drivers of both the global economy and financial markets in the first half of 2015. In the U.S., the Federal Reserve (the “Fed”) held down interest rates in the face of slowing growth and faint inflationary pressure. Meanwhile, central banks in the European Union (EU), Japan and China took extraordinary steps to shore up financial markets and economic expansion. By the end of the six months ended June 30, 2015, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

“While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth.”

Gross domestic product (GDP) in the U.S. rose by a tepid 0.6% in the first three months of the year, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, retail sales improved markedly in May and the unemployment rate fell to 5.3% in June from 5.7% in January, though wage growth showed little sign of improvement. U.S. GDP rebounded in the second quarter to 2.3%.

U.S equity markets held up well and the Standard & Poor’s 500 Index reached several record closing highs, but ended the six month period with a total return of just 1.2%. Moreover, the index’s high-to-low trading range was never wider than 7.7%, the narrowest six month range since 1994. Bond markets were mixed during the first half of the year. High-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the reporting period. Meanwhile, the municipal bond market experienced increased volatility due to extra supply from a surge in new issuance of bonds, concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the six month period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the Fed.

In the EU, the European Central Bank’s massive asset buying program and reassuring statements that it would take whatever actions necessary to sustain economic growth helped propel equity markets higher. For the first three months of 2015, gross domestic product rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis was the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese equities outperformed both U.S. and European equities for the six month period. The Nikkei 250 Index closed out the first half of the year at an 18-year high.

Chinese equities also produced strong returns for the first half of 2015, but volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets. After reaching a peak on June 12, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29 granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. The Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the 2015 investment climate had changed somewhat from January to June, interest rates remained low globally and central banks continued to provide significant support for economic growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	1

CEO’S LETTER

July 30, 2015 (continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	2.21%
MSCI World Index (net of foreign withholding taxes)	2.63%
Global Allocation Composite Benchmark	1.62%

Net Assets as of 6/30/2015	$21,330,163

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Equity markets in most developed markets provided positive returns for the first six months of 2015, on the back of extraordinary efforts by central banks to support economic growth. In the U.S., corporate earnings results and forecasts declined somewhat during the period amid headwinds from a strong U.S. dollar and slower economic growth. While U.S. equity indexes hit several closing highs in the first quarter of 2015, over the six month period they were closer to flat than any other six month period since reliable recordkeeping began in 1928. Equities in the European Union and Japan benefitted from both central bank stimulus and attractive relative valuations. Emerging market equities overall provided positive returns, with China and Eastern Europe leading the way and Latin America lagging behind amid economic turmoil in Brazil.

The Standard & Poor’s 500 Index returned 1.22%, the MSCI Europe Australasia and Far East Index returned 5.88% and the MSCI Emerging Markets Index returned 3.12% for the six months ended June 30, 2015.

Notably, global mergers and acquisitions activity increased markedly as companies sought to deploy cash and take advantage of low interest rates to increase market share. The total value of global mergers in the second quarter of 2015 rose 35% from a year earlier to $1.33 trillion, just below the record $1.41 trillion spent in the second quarter of 2007.

Bond markets were mixed during the first half of the year. U.S. Treasury bonds continued to prove attractive to investors, as did European sovereign debt. However, better-than-expected economic data in both Europe and the U.S. in early June led to a sell-off in European government bonds that quickly spread to

Japanese government bonds. In emerging markets, bonds denominated in U.S. dollars outperformed bonds denominated in local currencies.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed its Global Allocation Composite Benchmark (the “Composite”) for the six months ended June 30, 2015. The Portfolio’s performance relative to the Benchmark was hurt by its holding of debt securities, which underperformed equity securities and were not held in the Benchmark.

The Portfolio outperformed the Composite, which consists of 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Portfolio’s allocation to equity securities and its allocation to high-yield debt (also known as “junk bonds”) and non-agency residential mortgage-backed securities contributed to performance relative to the Composite.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s managers seek to invest in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world. The managers generally seek to invest at least 40% of the Portfolio in countries outside the U.S. The managers employ macro-economic insights with bottom-up views of various asset classes. For the reporting period, the managers increased their allocation to developed market equity securities and reduced their allocation to emerging market equity. The managers also increased their allocation to high-yield debt (also known as “junk bonds”) and other credit asset classes. Over the six month reporting period, the Portfolio had no allocations to commodities or U.S. Treasury Inflation-Protected Securities.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	13.6%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6.8
3.	Italy Buoni Poliennali Del Tesoro, (Italy), 3.500%, 11/01/17	2.5
4.	France Government Bond OAT, (France), 1.750%, 11/25/24	2.5
5.	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.437%, 03/25/33	2.2
6.	U.S. Treasury Note, 0.375%, 01/31/16	2.2
7.	Republic of Finland, (Finland), Reg. S, 2.750%, 07/04/28	1.9
8.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	1.7
9.	Bundesrepublik Deutschland, (Germany), 0.500%, 02/15/25	1.6
10.	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.065%, 08/25/33	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
United States	56.9%
United Kingdom	6.7
Japan	5.7
Italy	5.1
France	5.0
Germany	3.7
Switzerland	2.5
Finland	2.3
Spain	1.5
Australia	1.4
Netherlands	1.3
Others (each less than 1.0%)	3.6
Short-Term Investment	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Portfolio’s composition is subject to change.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION*
CLASS 1 SHARES	December 9, 2014	2.34%	2.11%
CLASS 2 SHARES	December 9, 2014	2.21	1.96

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholdings taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 6.0%
	United States — 6.0%
73,183	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	73,650
97,736	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, VAR, 0.937%, 05/25/34	92,744
52,787	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.587%, 02/25/33	49,184
	Morgan Stanley ABS Capital I, Inc. Trust,
91,867	Series 2003-NC10, Class M1, VAR, 1.207%, 10/25/33	86,607
500,505	Series 2003-SD1, Class M1, VAR, 2.437%, 03/25/33	465,858
68,203	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 1.247%, 12/25/33	63,941
267,671	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.065%, 08/25/33	251,589
93,756	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.162%, 10/25/33	90,514
100,594	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF2, Class A1, VAR, 1.187%, 08/25/37	95,498

	Total Asset-Backed Securities (Cost $1,267,320)	1,269,585

Collateralized Mortgage Obligations — 7.8%
	Non-Agency CMO — 7.8%
	United States — 7.8%
50,390	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	53,157
59,753	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.673%, 02/25/35	58,991
94,399	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.468%, 02/25/35	93,819
126,347	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.627%, 05/25/35	115,730
	Impac CMB Trust
216,805	Series 2004-6, Class 1A2, VAR, 0.967%, 10/25/34	202,657
187,977	Series 2004-7, Class 1A2, VAR, 1.107%, 11/25/34	174,888
40,086	JP Morgan Mortgage Trust, Series 2005-A3, Class 4A1, VAR, 2.664%, 06/25/35	40,513

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
20,294	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	18,283
66,766	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.585%, 01/25/37	66,341
64,350	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 2.641%, 07/25/34	61,650
85,427	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	87,488
116,161	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	117,646
	Wells Fargo Mortgage-Backed Securities Trust
212,479	Series 2004-W, Class A1, VAR, 2.617%, 11/25/34	212,186
66,903	Series 2005-16, Class A8, 5.750%, 01/25/36	69,834
37,407	Series 2005-AR2, Class 2A1, VAR, 2.616%, 03/25/35	37,379
71,402	Series 2005-AR4, Class 2A2, VAR, 2.632%, 04/25/35	72,697
123,788	Series 2006-AR3, Class A3, VAR, 2.661%, 03/25/36	118,152
54,251	Series 2006-AR8, Class 3A1, VAR, 2.599%, 04/25/36	52,416

	Total Collateralized Mortgage Obligations (Cost $1,624,523)	1,653,827

SHARES
Common Stocks — 44.1%
	Australia — 1.4%
4,419	AMP Ltd.	20,505
1,932	Australia & New Zealand Banking Group Ltd.	47,947
2,179	BHP Billiton Ltd.	44,449
452	Commonwealth Bank of Australia	29,641
2,635	Dexus Property Group (m)	14,827
5,560	Goodman Group (m)	26,853
494	Macquarie Group Ltd.	30,952
524	National Australia Bank Ltd.	13,458
2,063	South32 Ltd. (a)	2,849
1,489	Wesfarmers Ltd.	44,779
846	Westpac Banking Corp.	20,932

		297,192

	Belgium — 0.2%
300	Solvay S.A.	41,330

	Bermuda — 0.1%
445	Lazard Ltd., Class A	25,027

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Canada — 0.1%
435	Brookfield Asset Management, Inc., Class A	15,195
700	Novadaq Technologies, Inc. (a)	8,477

		23,672

	Denmark — 0.4%
15	AP Moeller - Maersk A/S, Class B	27,121
666	Danske Bank A/S	19,578
595	Novo Nordisk A/S, Class B	32,651

		79,350

	Finland — 0.4%
2,808	Nokia OYJ	19,142
1,678	Outokumpu OYJ (a)	8,454
2,013	UPM-Kymmene OYJ	35,622
504	Wartsila OYJ Abp	23,616

		86,834

	France — 2.4%
337	Air Liquide S.A.	42,762
674	Airbus Group SE	43,903
4,216	Alcatel-Lucent (a)	15,377
2,039	AXA S.A.	51,692
787	BNP Paribas S.A.	47,757
1,376	GDF Suez	25,619
322	Lafarge S.A.	21,290
410	Renault S.A.	42,987
677	Sanofi	66,976
385	Schneider Electric SE	26,657
696	Societe Generale S.A.	32,659
409	Thales S.A.	24,712
820	TOTAL S.A.	40,222
1,268	Vivendi S.A.	32,152

		514,765

	Germany — 1.8%
69	Allianz SE	10,761
228	BASF SE	20,062
423	Bayer AG	59,237
362	Bayerische Motoren Werke AG	39,644
759	Brenntag AG	43,553
2,501	Deutsche Telekom AG	43,118
1,442	E.ON SE	19,228
453	HeidelbergCement AG	35,903
2,000	Infineon Technologies AG	24,819
730	SAP SE	51,156
283	Siemens AG	28,632

		376,113

SHARES	SECURITY DESCRIPTION	VALUE

	Hong Kong — 0.7%
3,552	Cheung Kong Property Holdings Ltd. (a)	29,464
3,052	CK Hutchison Holdings Ltd.	44,870
800	Hang Seng Bank Ltd.	15,625
4,000	Power Assets Holdings Ltd.	36,470
6,800	Sands China Ltd.	22,853

		149,282

	Ireland — 0.4%
174	DCC plc	13,664
467	Ryanair Holdings plc, ADR	33,320
465	Shire plc	37,363

		84,347

	Israel — 0.1%
261	Mobileye N.V. (a)	13,877
317	Teva Pharmaceutical Industries Ltd., ADR	18,735

		32,612

	Italy — 0.4%
1,403	Assicurazioni Generali S.p.A.	25,287
18,004	Enel Green Power S.p.A.	35,194
4,476	UniCredit S.p.A.	30,083

		90,564

	Japan — 5.6%
800	Bridgestone Corp.	29,570
300	Central Japan Railway Co.	54,136
500	Daikin Industries Ltd.	35,944
800	Dentsu, Inc.	41,386
1,300	DMG Mori Co., Ltd	25,070
500	East Japan Railway Co.	44,950
200	FANUC Corp.	40,923
800	Fuji Heavy Industries Ltd.	29,417
5,000	Fujitsu Ltd.	27,937
6,000	Hitachi Ltd.	39,525
6,000	JX Holdings, Inc.	25,868
6,000	Kajima Corp.	28,181
1,600	KDDI Corp.	38,611
800	LIXIL Group Corp.	15,869
1,500	Mazda Motor Corp.	29,353
8,400	Mitsubishi UFJ Financial Group, Inc.	60,434
1,700	Mitsui & Co., Ltd.	23,096
1,000	Mitsui Fudosan Co., Ltd.	27,983
1,200	MS&AD Insurance Group Holdings, Inc.	37,354
13,000	Nippon Steel & Sumitomo Metal Corp.	33,707
1,000	Nippon Telegraph & Telephone Corp.	36,216

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Japan — continued
1,700	ORIX Corp.	25,244
1,000	Otsuka Holdings Co., Ltd.	31,863
2,300	Ricoh Co., Ltd.	23,826
800	Seiko Epson Corp.	14,176
1,200	Seven & I Holdings Co., Ltd.	51,511
1,500	Sony Corp. (a)	42,595
1,200	Sumitomo Mitsui Financial Group, Inc.	53,423
500	Suntory Beverage & Food Ltd.	19,905
500	Sysmex Corp.	29,779
6,000	Tokyo Gas Co., Ltd.	31,852
1,500	Toyota Motor Corp.	100,376
1,500	Yamato Holdings Co., Ltd.	29,003
1,000	Yamazaki Baking Co., Ltd.	16,651

		1,195,734

	Luxembourg — 0.1%
2,570	ArcelorMittal	24,959

	Netherlands — 1.3%
3,564	Aegon N.V.	26,296
148	ASML Holding N.V.	15,395
362	Heineken N.V.	27,522
3,081	ING Groep N.V., CVA	51,161
6,681	Koninklijke KPN N.V.	25,614
549	NN Group N.V.	15,461
364	NXP Semiconductors N.V. (a)	35,745
1,880	Royal Dutch Shell plc, Class A	53,155
968	Royal Dutch Shell plc, Class B	27,559

		277,908

	New Zealand — 0.1%
11,739	Spark New Zealand Ltd.	22,219

	Norway — 0.1%
1,664	DNB ASA	27,712

	Portugal — 0.2%
4,084	EDP - Energias de Portugal S.A.	15,560
1,889	Galp Energia SGPS S.A.	22,236

		37,796

	Singapore — 0.2%
202	Avago Technologies Ltd.	26,852
1,000	DBS Group Holdings Ltd.	15,343

		42,195

	Spain — 0.7%
4,279	Banco Santander S.A.	30,099
16,693	Bankia S.A. (a)	21,252

SHARES	SECURITY DESCRIPTION	VALUE

	Spain — continued
3,195	Distribuidora Internacional de Alimentacion S.A.	24,485
1,369	Repsol S.A.	24,126
2,953	Telefonica S.A.	42,067

		142,029

	Sweden — 0.7%
1,704	Assa Abloy AB, Class B	32,079
754	Electrolux AB, Series B	23,625
749	Hennes & Mauritz AB, Class B	28,828
2,084	Nordea Bank AB	25,991
1,584	Sandvik AB	17,512
1,135	Telefonaktiebolaget LM Ericsson, Class B	11,821

		139,856

	Switzerland — 2.5%
174	Actelion Ltd. (a)	25,483
280	Allied World Assurance Co. Holdings AG	12,102
390	Cie Financiere Richemont S.A.	31,698
666	Credit Suisse Group AG (a)	18,373
1,556	Nestle S.A.	112,266
840	Novartis AG	82,623
383	Roche Holding AG	107,390
33	Syngenta AG	13,465
2,934	UBS Group AG (a)	62,249
480	Wolseley plc	30,612
99	Zurich Insurance Group AG (a)	30,138

		526,399

	United Kingdom — 4.6%
4,028	3i Group plc	32,684
487	Associated British Foods plc	21,945
1,049	AstraZeneca plc	66,392
4,713	Aviva plc	36,504
13,471	Barclays plc	55,213
3,250	Barratt Developments plc	31,347
2,654	BG Group plc	44,202
6,492	BP plc	43,085
1,191	British American Tobacco plc	64,126
519	Burberry Group plc	12,804
3,783	Dixons Carphone plc	26,901
1,195	GlaxoSmithKline plc	24,846
6,535	HSBC Holdings plc	58,554
5,567	ITV plc	23,033
38,863	Lloyds Banking Group plc	52,162
1,893	Prudential plc	45,621
628	Reckitt Benckiser Group plc	54,155

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United Kingdom — continued
503	Rio Tinto Ltd.	20,808
529	Rio Tinto plc	21,759
958	SABMiller plc	49,673
1,674	SSE plc	40,401
759	Standard Chartered plc	12,155
7,956	Taylor Wimpey plc	23,202
1,552	UBM plc	13,040
1,256	Unilever N.V., CVA	52,512
17,850	Vodafone Group plc	65,115

		992,239

	United States — 19.6%
350	Acadia Healthcare Co., Inc. (a)	27,415
251	Acuity Brands, Inc.	45,175
304	Adobe Systems, Inc. (a)	24,627
22	Advanced Drainage Systems, Inc.	645
199	Aetna, Inc.	25,365
146	Affiliated Managers Group, Inc. (a)	31,916
175	Air Products & Chemicals, Inc.	23,945
120	Alexion Pharmaceuticals, Inc. (a)	21,692
20	Alleghany Corp. (a)	9,375
103	Alliance Data Systems Corp. (a)	30,070
120	Amazon.com, Inc. (a)	52,091
348	American Electric Power Co., Inc.	18,434
621	American Homes 4 Rent, Class A (m)	9,961
629	American International Group, Inc.	38,885
400	American Residential Properties, Inc. (a) (m)	7,400
100	Ameriprise Financial, Inc.	12,493
392	Amphenol Corp., Class A	22,724
169	AmTrust Financial Services, Inc.	11,071
138	Analog Devices, Inc.	8,858
695	Apple, Inc.	87,170
247	Arista Networks, Inc. (a)	20,190
334	Arrow Electronics, Inc. (a)	18,637
30	AutoZone, Inc. (a)	20,007
260	Ball Corp.	18,239
2,570	Bank of America Corp.	43,741
370	Bed Bath & Beyond, Inc. (a)	25,523
765	Best Buy Co., Inc.	24,947
740	Brixmor Property Group, Inc. (m)	17,116
535	Capital One Financial Corp.	47,064
564	Carlisle Cos., Inc.	56,468
1,027	CBRE Group, Inc., Class A (a)	37,999
190	CBS Corp. (Non-Voting), Class B	10,545
313	Celgene Corp. (a)	36,225

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
84	Charter Communications, Inc., Class A (a)	14,385
884	Cisco Systems, Inc.	24,275
520	Citigroup, Inc.	28,725
580	Citizens Financial Group, Inc.	15,840
650	Clear Channel Outdoor Holdings, Inc., Class A	6,584
390	ClubCorp Holdings, Inc.	9,313
716	CNO Financial Group, Inc.	13,139
248	Concho Resources, Inc. (a)	28,237
693	CONSOL Energy, Inc.	15,066
100	CoStar Group, Inc. (a)	20,126
190	CVS Health Corp.	19,927
289	Dealertrack Technologies, Inc. (a)	18,146
1,230	Delta Air Lines, Inc.	50,528
300	Devon Energy Corp.	17,847
423	DISH Network Corp., Class A (a)	28,641
212	Dollar General Corp.	16,481
360	Dover Corp.	25,265
240	Dr. Pepper Snapple Group, Inc.	17,496
123	Dril-Quip, Inc. (a)	9,256
324	Duke Energy Corp.	22,881
187	Eagle Materials, Inc.	14,274
427	East West Bancorp, Inc.	19,138
168	EastGroup Properties, Inc. (m)	9,447
311	Edison International	17,285
323	Electronic Arts, Inc. (a)	21,479
320	Entercom Communications Corp., Class A (a)	3,654
457	Envision Healthcare Holdings, Inc. (a)	18,042
94	Equifax, Inc.	9,126
312	Eversource Energy	14,168
560	Excel Trust, Inc. (m)	8,831
219	Expedia, Inc.	23,948
643	Exxon Mobil Corp.	53,498
976	Facebook, Inc., Class A (a)	83,707
315	Fluidigm Corp. (a)	7,623
398	Fortune Brands Home & Security, Inc.	18,236
451	GameStop Corp., Class A	19,375
540	Gap, Inc. (The)	20,612
215	Gartner, Inc. (a)	18,443
214	Genuine Parts Co.	19,159
535	Gilead Sciences, Inc.	62,638
116	Google, Inc., Class C (a)	60,379
302	Guidewire Software, Inc. (a)	15,985
501	Hanesbrands, Inc.	16,693
600	Hartford Financial Services Group, Inc. (The)	24,942
208	HCA Holdings, Inc. (a)	18,870

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
772	HD Supply Holdings, Inc. (a)	27,159
314	Hewlett-Packard Co.	9,423
802	Hilton Worldwide Holdings, Inc. (a)	22,095
240	HollyFrontier Corp.	10,246
541	Home Depot, Inc. (The)	60,121
210	Honeywell International, Inc.	21,414
662	Hudson City Bancorp, Inc.	6,541
160	Humana, Inc.	30,605
230	Illinois Tool Works, Inc.	21,112
168	Illumina, Inc. (a)	36,684
405	Johnson & Johnson	39,471
459	KapStone Paper & Packaging Corp.	10,612
540	Kimco Realty Corp. (m)	12,172
229	Kinder Morgan, Inc.	8,791
100	Kirby Corp. (a)	7,666
169	Kite Pharma, Inc. (a)	10,304
562	Kohl’s Corp.	35,187
232	Kroger Co. (The)	16,822
404	La Quinta Holdings, Inc. (a)	9,231
215	Lam Research Corp.	17,490
390	Legg Mason, Inc.	20,097
166	Lennox International, Inc.	17,877
1,010	Loews Corp.	38,895
236	Marathon Petroleum Corp.	12,345
212	Marsh & McLennan Cos., Inc.	12,020
166	Martin Marietta Materials, Inc.	23,491
509	MasterCard, Inc., Class A	47,581
327	McGraw Hill Financial, Inc.	32,847
120	McKesson Corp.	26,977
501	Media General, Inc. (a)	8,277
610	Merck & Co., Inc.	34,727
772	Microsoft Corp.	34,084
145	Mohawk Industries, Inc. (a)	27,680
150	Monster Beverage Corp. (a)	20,103
400	Mosaic Co. (The)	18,740
300	National Bank Holdings Corp., Class A	6,249
120	National HealthCare Corp.	7,799
57	Netflix, Inc. (a)	37,446
225	NextEra Energy, Inc.	22,057
414	Nimble Storage, Inc. (a)	11,617
170	Northern Trust Corp.	12,998
190	Old Dominion Freight Line, Inc. (a)	13,035
580	Old Republic International Corp.	9,065
127	Omnicom Group, Inc.	8,825
210	Pall Corp.	26,134

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
95	Palo Alto Networks, Inc. (a)	16,597
511	PBF Energy, Inc., Class A	14,523
1,500	Pfizer, Inc.	50,295
310	Phillips 66	24,974
322	PNC Financial Services Group, Inc. (The)	30,799
270	Post Holdings, Inc. (a)	14,561
275	PPG Industries, Inc.	31,548
24	Priceline Group, Inc. (The) (a)	27,633
350	Procter & Gamble Co. (The)	27,384
280	Prudential Financial, Inc.	24,506
230	QUALCOMM, Inc.	14,405
397	Range Resources Corp.	19,604
586	Rayonier, Inc. (m)	14,972
88	Regeneron Pharmaceuticals, Inc. (a)	44,891
337	Rock-Tenn Co., Class A	20,287
253	Rush Enterprises, Inc., Class A (a)	6,631
190	Sempra Energy	18,799
189	ServiceNow, Inc. (a)	14,045
114	Sherwin-Williams Co. (The)	31,352
192	Signature Bank (a)	28,107
831	Southwestern Energy Co. (a)	18,889
666	Sprouts Farmers Market, Inc. (a)	17,969
538	Starbucks Corp.	28,845
530	SunTrust Banks, Inc.	22,801
303	T. Rowe Price Group, Inc.	23,552
639	TD Ameritrade Holding Corp.	23,528
98	Tesla Motors, Inc. (a)	26,289
400	Texas Instruments, Inc.	20,604
155	Tiffany & Co.	14,229
154	Time Warner, Inc.	13,461
480	Time, Inc.	11,045
366	T-Mobile US, Inc. (a)	14,190
240	Travelers Cos., Inc. (The)	23,198
160	TreeHouse Foods, Inc. (a)	12,965
360	Trex Co., Inc. (a)	17,795
270	Twenty-First Century Fox, Inc., Class B	8,699
640	U.S. Bancorp	27,776
175	Ulta Salon Cosmetics & Fragrance, Inc. (a)	27,029
230	United Technologies Corp.	25,514
693	UnitedHealth Group, Inc.	84,546
550	Unum Group	19,663
319	Urban Outfitters, Inc. (a)	11,165
261	Valeant Pharmaceuticals International, Inc. (a)	57,981
536	Veeva Systems, Inc., Class A (a)	15,024
495	VeriFone Systems, Inc. (a)	16,810

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
501	Verizon Communications, Inc.	23,352
135	Vertex Pharmaceuticals, Inc. (a)	16,670
555	Visa, Inc., Class A	37,268
124	W.R. Berkley Corp.	6,439
90	W.W. Grainger, Inc.	21,298
147	Watsco, Inc.	18,190
425	Wayfair, Inc., Class A (a)	15,997
1,605	Wells Fargo & Co.	90,265
451	Weyerhaeuser Co. (m)	14,207
496	Wolverine World Wide, Inc.	14,126
126	Workday, Inc., Class A (a)	9,625
640	Xcel Energy, Inc.	20,595

		4,179,347

	Total Common Stocks (Cost $9,128,423)	9,409,481

PRINCIPAL AMOUNT
Foreign Government Securities — 13.1%
	Finland — 1.9%
EUR 303,000	Republic of Finland, Reg. S, 2.750%, 07/04/28 (e) (m)	395,670

	France — 2.5%
EUR 443,000	France Government Bond OAT, 1.750%, 11/25/24 (m)	522,425

	Germany — 1.5%
EUR 300,000	Bundesrepublik Deutschland, 0.500%, 02/15/25 (m)	326,047

	Italy — 4.5%
EUR 445,000	Italy Buoni Poliennali Del Tesoro, 3.500%, 11/01/17 (m)	530,141
EUR 51,000	4.750%, 09/01/44 (e) (m)	71,583
EUR 264,000	5.500%, 11/01/22 (m)	364,346

		966,070

	Spain — 0.8%
EUR 136,000	Kingdom of Spain, 4.000%, 04/30/20 (e) (m)	171,368

	United Kingdom — 1.9%
GBP 88,000	United Kingdom Gilt, 2.000%, 01/22/16 (m)	139,431
GBP 87,600	4.750%, 09/07/15 (m)	138,717
GBP 83,000	8.000%, 12/07/15 (m)	134,635

		412,783

	Total Foreign Government Securities (Cost $2,900,077)	2,794,363

SHARES	SECURITY DESCRIPTION	VALUE

Investment Companies — 19.9% (b)
63,615	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (m)	1,418,610
374,957	JPMorgan High Yield Fund, Class R6 Shares (m)	2,834,675

	Total Investment Companies (Cost $4,370,825)	4,253,285

NUMBER OF CONTRACTS
Options Purchased — 0.4%
	Call Options Purchased: — 0.4%
15	S&P 500 Index, Expiring 09/18/15 @ 2,125.00 USD, European Style	34,050
14	S&P 500 Index, Expiring 12/19/15 @ 2,150.00 USD, European Style	50,400

	Total Options Purchased (Cost $123,667)	84,450

SHARES
Preferred Stocks — 0.4%
	Germany — 0.4%
399	Henkel AG & Co. KGaA	44,774
126	Volkswagen AG	29,242

	Total Preferred Stocks (Cost $73,641)	74,016

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
1,694	Repsol S.A., expiring 07/03/15 (Cost $–)	878

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 2.1%
455,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $455,532)	455,604

SHARES
Short-Term Investment — 4.2%
	Investment Company — 4.2%
901,748	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $901,748)	901,748

	Total Investments — 98.0% (Cost $20,845,756)	20,897,237
	Other Assets in Excess of Liabilities — 2.0% (c)	432,926

	NET ASSETS — 100.0%	$21,330,163

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Summary of Investments by Industry, June 30, 2015

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	20.4%
Foreign Government Securities	13.4
Non-Agency CMO	7.9
Asset-Backed Securities	6.1
Banks	5.0
Pharmaceuticals	3.4
Insurance	2.6
Oil, Gas & Consumable Fuels	2.4
U.S. Treasury Note	2.2
Automobiles	1.4

INDUSTRY	PERCENTAGE
Capital Markets	1.4%
Specialty Retail	1.3
Health Care Providers & Services	1.1
Food Products	1.1
Diversified Telecommunication Services	1.1
Chemicals	1.1
Biotechnology	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	21.8
Short-Term Investments	4.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	TOPIX Index	09/10/15	JPY	799,363	(4,901)
2	10 Year Australian Government Bond	09/15/15	AUD	193,291	1,294
19	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	727,819	(3,566)
2	E-mini Russell 2000	09/18/15	USD	250,080	(1,974)
9	E-mini S&P 500	09/18/15	USD	924,480	(11,413)
8	U.S. Long Bond	09/21/15	USD	1,206,750	(29,392)
5	U.S. Ultra Bond	09/21/15	USD	770,313	(20,518)
	Short Futures Outstanding
(4)	FTSE 100 Index	09/18/15	GBP	(408,148)	12,961
(29)	Mini MSCI Emerging Markets Index	09/18/15	USD	(1,391,130)	12,331
(7)	10 Year Canadian Government Bond	09/21/15	CAD	(784,628)	(8,663)
(15)	2 Year U.S. Treasury Note	09/30/15	USD	(3,284,063)	(6,172)
(18)	5 Year U.S. Treasury Note	09/30/15	USD	(2,146,641)	(576)

					(60,589)

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
261,624	AUD	Goldman Sachs International	09/29/15	201,128	200,866	262
235,451	CHF	Goldman Sachs International	09/29/15	254,198	252,731	1,467
211,062	DKK	BNP Paribas	09/29/15	31,876	31,625	251
27,671	EUR	Deutsche Bank AG	09/29/15	31,041	30,888	153
2,873,149	EUR	Royal Bank of Canada	09/29/15	3,232,999	3,207,248	25,751
622,420	GBP	BNP Paribas	09/29/15	981,380	977,334	4,046
682,427	HKD	HSBC Bank, N.A.	09/29/15	88,015	88,030	(15)
72,236,323	JPY	Royal Bank of Canada	09/29/15	585,015	590,990	(5,975)
90,545	NOK	Deutsche Bank AG	09/29/15	11,609	11,524	85
20,527	NZD	Deutsche Bank AG	09/29/15	13,958	13,804	154
612,642	SEK	Deutsche Bank AG	09/29/15	74,985	74,044	941
9,007	SGD	Royal Bank of Canada	09/29/15	6,722	6,679	43
				5,512,926	5,485,763	27,163

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2015.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $5,114,839 and 24.5%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (Unaudited)

Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$15,742,204
Investments in affiliates, at value	5,155,033

Total investment securities, at value	20,897,237
Cash	334,220
Foreign currency, at value	99,696
Deposits at broker for futures contracts	65,000
Receivables:
Investment securities sold	34,380
Portfolio shares sold	104,462
Interest and dividend from non-affiliates	46,371
Dividends from affiliates	35
Tax reclaims	5,494
Variation margin on futures contracts	78,079
Unrealized appreciation on forward foreign currency exchange contracts	33,153
Deferred offering cost	6,389

Total Assets	21,704,516

LIABILITIES:
Payables:
Investment securities purchased	237,126
Portfolio shares redeemed	32,230
Unrealized depreciation on forward foreign currency exchange contracts	5,990
Accrued liabilities:
Investment advisory fees	3,399
Distribution fees	4,339
Custodian and accounting fees	45,141
Trustees’ and Chief Compliance Officer’s fees	40
Audit fees	36,525
Other	9,563

Total Liabilities	374,353

Net Assets	$21,330,163

NET ASSETS:
Paid-in-Capital	$20,987,514
Accumulated undistributed net investment income	131,416
Accumulated net realized gains (losses)	194,764
Net unrealized appreciation (depreciation)	16,469

Total Net Assets	$21,330,163

Net Assets:
Class 1	$102,113
Class 2	21,228,050

Total	$21,330,163

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	6,682
Class 2	1,390,940

Net Asset Value, offering and redemption price per share (a):
Class 1	$15.28
Class 2	15.26

Cost of investments in non-affiliates	$15,573,183
Cost of investments in affiliates	5,272,573
Cost of foreign currency	98,928

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 (Unaudited)

Global Allocation Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$138,057
Dividend income from affiliates	66,020
Interest income from non-affiliates	46,983
Foreign taxes withheld	(10,534)

Total investment income	240,526

EXPENSES:
Investment advisory fees	61,676
Administration fees	8,429
Distribution fees — Class 2	25,570
Custodian and accounting fees	45,030
Interest expense to affiliates	43
Professional fees	33,917
Trustees’ and Chief Compliance Officer’s fees	102
Printing and mailing costs	7,863
Offering costs	6,305
Other	4,449

Total expenses	193,384

Less fees waived	(70,105)
Less expense reimbursements	(17,487)

Net expenses	105,792

Net investment income (loss)	134,734

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(201,562)
Investment in affiliates	(23,444)
Futures	82,484
Foreign currency transactions	287,167

Net realized gains (losses)	144,645

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	257,237
Investments in affiliates	(4,581)
Futures	(51,556)
Foreign currency translations	(49,821)

Change in net unrealized appreciation/depreciation	151,279

Net realized/unrealized gains (losses)	295,924

Change in net assets resulting from operations	$430,658

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Portfolio
	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$134,734	$33,959
Net realized gain (loss)	144,645	2,522
Distributions of capital gains received from investment company affiliates	—	51,535
Change in net unrealized appreciation/depreciation	151,279	(134,810)

Change in net assets resulting from operations	430,658	(46,794)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(234)
Class 2
From net investment income	—	(43,966)

Total distributions to shareholders	—	(44,200)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	946,299	20,044,200

NET ASSETS:
Change in net assets	1,376,957	19,953,206
Beginning of period	19,953,206	—

End of period	$21,330,163	$19,953,206

Accumulated undistributed (distributed in excess of) net investment income	$131,416	$(3,318)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$—	$100,000
Distributions reinvested	—	234

Change in net assets resulting from Class 1 capital transactions	$—	$100,234

Class 2
Proceeds from shares issued	$1,040,285	$19,900,000
Distributions reinvested	—	43,966
Cost of shares redeemed	(93,986)	—

Change in net assets resulting from Class 2 capital transactions	$946,299	$19,943,966

Total change in net assets resulting from capital transactions	$946,299	$20,044,200

SHARE TRANSACTIONS:
Class 1
Issued	—	6,666
Reinvested	—	16

Change in Class 1 Shares	—	6,682

Class 2
Issued	67,409	1,326,667
Reinvested	—	2,945
Redeemed	(6,081)	—

Change in Class 2 Shares	61,328	1,329,612

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Allocation Portfolio
Class 1
Six Months Ended June 30, 2015 (Unaudited)	$14.93	$0.12	$0.23	$0.35	$—
December 9, 2014 (i) through December 31, 2014	15.00	0.03	(0.06)	(0.03)	(0.04)

Class 2
Six Months Ended June 30, 2015 (Unaudited)	14.93	0.10	0.23	0.33	—
December 9, 2014 (i) through December 31, 2014	15.00	0.03	(0.07)	(0.04)	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the six months ended June 30, 2015 and the period ended December 31, 2014.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of operations.
(j)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (c)(h)

$15.28	2.34%	$102,113	0.78%	1.55%	1.61%	34%
14.93	(0.23)	99,781	0.78	3.08	6.70	—	(j)

15.26	2.21	21,228,050	1.03	1.31	1.85	34
14.93	(0.25)	19,853,425	1.03	2.83	6.95	—	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

The Portfolio commenced operations on December 9, 2014.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at June 30, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$—	$1,269,585	$1,269,585
Collateralized Mortgage Obligations
Non-Agency CMO	—	1,653,827	—	1,653,827
Common Stocks
Australia	2,849	294,343	—	297,192
Belgium	—	41,330	—	41,330
Bermuda	25,027	—	—	25,027
Canada	23,672	—	—	23,672
Denmark	—	79,350	—	79,350
Finland	—	86,834	—	86,834
France	—	514,765	—	514,765
Germany	—	376,113	—	376,113
Hong Kong	29,464	119,818	—	149,282
Ireland	33,320	51,027	—	84,347
Israel	32,612	—	—	32,612
Italy	—	90,564	—	90,564
Japan	—	1,195,734	—	1,195,734
Luxembourg	—	24,959	—	24,959
Netherlands	35,745	242,163	—	277,908
New Zealand	—	22,219	—	22,219
Norway	—	27,712	—	27,712
Portugal	—	37,796	—	37,796
Singapore	26,852	15,343	—	42,195
Spain	—	142,029	—	142,029
Sweden	—	139,856	—	139,856
Switzerland	12,102	514,297	—	526,399
United Kingdom	40,401	951,838	—	992,239
United States	4,179,347	—	—	4,179,347

Total Common Stocks	4,441,391	4,968,090	—	9,409,481

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$2,794,363	$—	$2,794,363
Investment Companies
United States	4,253,285	—	—	4,253,285
Options Purchased
Call Options Purchased	84,450	—	—	84,450
Preferred Stocks
Germany	—	74,016	—	74,016
Rights
Spain	878	—	—	878
U.S. Treasury Obligation	—	455,604	—	455,604
Short-Term Investment
Investment Companies	901,748	—	—	901,748

Total Investments in Securities	$9,681,752	$9,945,900	$1,269,585	$20,897,237

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$33,153	$—	$33,153
Futures Contracts	26,586	—	—	26,586

Total Appreciation in Other Financial Instruments	$26,586	$33,153	$—	$59,739

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,990)	$—	$(5,990)
Futures Contracts	(87,175)	—	—	(87,175)

Total Depreciation in Other Financial Instruments	$(87,175)	$(5,990)	$—	$(93,165)

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015
Investments in Securities
Asset-Backed Securities	$499,321	$—	$(4,180)	$1,673	$840,422	$(67,651)	$—	$—	$1,269,585

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $(4,180). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at June 30, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,269,585	Discounted Cash Flow	Constant Prepayment Rate	1.33% - 10.00% (3.67%)
			Constant Default Rate	3.00% - 7.00% (5.34%)
			Yield (Discount Rate of Cash Flows)	3.90% - 6.85% (4.94%)

Asset-Backed Securities	1,269,585

Total	1,269,585

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds:

		For the period ended June 30, 2015
Affiliate	Value at December 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$693,729	$—	$692,870	$(16,113)	$—	—	$—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,380,010	50,000	—	—	—	63,615	1,418,610
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	292,633	—	294,309	(6,026)	—	—	—
JPMorgan High Yield Fund, Class R6 Shares	2,411,273	540,844	100,000	(1,305)	65,844	374,957	2,834,675
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,565,264	3,468,239	4,131,755	—	176	901,748	901,748

	$6,342,909			$(23,444)	$66,020		$5,155,033

C. Derivatives — The Portfolio used instruments including futures, forward foreign currency exchange contracts, options and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. The Portfolio also used derivatives for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Portfolio often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio purchases and sells (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

As of June 30, 2015, the Portfolio did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of June 30, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$1,294	$—	$1,294
Foreign exchange contracts	Receivables	—	—	33,153	33,153
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	84,450	25,292	—	109,742

Total		$84,450	$26,586	$33,153	$144,189

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(65,321)	$—	$(65,321)
Foreign exchange contracts	Payables	—	—	(5,990)	(5,990)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(21,854)	—	(21,854)

Total		$—	$(87,175)	$(5,990)	$(93,165)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(114,830)	$—	$(114,830)
Foreign exchange contracts	—	62,053	290,684	352,737
Equity contracts	(12,334)	135,261	—	122,927

Total	$(12,334)	$82,484	$290,684	$360,834

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(57,636)	$—	$(57,636)
Foreign exchange contracts	—	—	(47,951)	(47,951)
Equity contracts	(42,346)	6,080	—	(36,266)

Total	$(42,346)	$(51,556)	$(47,951)	$(141,853)

The Portfolio’s derivatives contracts held at June 30, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended June 30, 2015. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$3,820,233
Average Notional Balance Short	1,715,401
Ending Notional Balance Long	2,701,742
Ending Notional Balance Short	1,799,278
Interest Rate
Average Notional Balance Long	4,050,451
Average Notional Balance Short	5,192,921
Ending Notional Balance Long	2,170,354
Ending Notional Balance Short	6,215,332

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	300,886	(a)
Average Settlement Value Sold	6,429,973
Ending Value Purchased	—
Ending Value Sold	5,512,926

Exchange-Traded Options:
Average Number of Contracts Purchased	10
Ending Number of Contracts Purchased	29

(a)	For the period January 1, 2015 through May 31, 2015.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Offering and Organizational Costs — Total offering costs of $14,396 paid in connection with the offering of shares of the Portfolio are amortized on a straight line basis over 12 months from the date the Portfolio commenced operations. Costs paid in connection with the organization of the Portfolio, if any, were recorded as an expense at the time the Portfolio commenced operations. For the six months ended June 30, 2015, total offering costs amortized were $6,305.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived by the Portfolio as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2015, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the six months ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least April 30, 2016.

For the six months ended June 30, 2015, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$61,676	$8,429	$70,105	$17,487

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the six months ended June 30, 2015.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (Unaudited) (continued)

During the six months ended June 30, 2015, the Portfolio and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2015, the Portfolio incurred $9 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$7,937,087	$5,307,006	$754,135	$1,168,844

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$20,845,756	$646,856	$595,375	$51,481

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio’s shares are currently held by the Adviser.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

As of June 30, 2015, a portion of the Portfolio’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of June 30, 2015, the Portfolio had the following country allocations representing greater than 10% of total investments:

United States
56.9%

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JUNE 30, 2015	JPMORGAN INSURANCE TRUST	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,023.40	$3.91	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class 2
Actual	1,000.00	1,022.10	5.16	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	SAN-JPMITGAP-615

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
August 21, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
August 21, 2015